UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6526
Coventry Group
(Exact name of registrant as specified in charter)

3435 Stelzer Road	Columbus, OH 43219

	(Address of principal executive offices)	(Zip code)

3435 Stelzer Road	Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-766-8938
Date of fiscal year end: March 31, 2007
Date of reporting period: March 31, 2007

The report on Form N-CSR filed herewith amends and restates the Form N-CSR filed on June 8, 2007 (Accession #0000950152-07-004993). That filing did not include Items 4(e) thru 4(h) on the Form N-CSR which have been added to the amended Form N-CSR.

ANNUAL REPORT
Annual Report
March 31, 2007

Notice to Investors
Shares of 1st Source Monogram FundsSM:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

1st Source Monogram Funds
Annual Report—March 31, 2007
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission’s website at http://www.sec.gov. A copy of the Funds’ voting record for the most recent 12-month period ended June is available at the SEC’s website at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The 1st Source Monogram Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Letter from the Investment Adviser
Dear Investor:
We are pleased to present this report for the 12-month period ended March 31, 2007. The economy’s growth decelerated but remained solid during the fiscal year, as rising wages and a strong global economy helped offset the effects of the weakening housing market. Stocks meanwhile posted above-average gains despite corrections early and late in the period. The Dow Jones Industrial Average of blue-chip stocks gained 13.83% while the large-cap S&P 500 index climbed 11.83% and the small-cap Russell 2000® returned 5.91%. Fixed-income securities also posted healthy returns, as the Federal Reserve (the “Fed”) appeared to complete a two-year campaign to raise interest rates.
Strong employment and wage growth buoyed consumer spending, helping offset the negative effects of a weakening housing market. That said, consumers carried high debt levels, a fact that contributed to a dramatic increase in defaults on sub-prime mortgages during the second half of the period.
Corporations continued to generate powerful profit growth. U.S. businesses enjoyed historically high profit margins, in part because companies have managed to trim costs by outsourcing labor into the global labor markets. Corporations engaged in a great deal of merger-and-acquisition activity as well. In particular, private equity firms purchased public companies to an unprecedented degree.
Profits, M&A drive stocks higher
The combination of good corporate profit growth and mergers and acquisitions drove stock-market returns. Private equity buyouts particularly boosted the market. Such acquisitions lifted share prices in at least two ways: Private equity firms generally paid premium prices, and the rash of companies taken private reduced the overall supply of equities on the market. Copious mergers and acquisitions also supported investor confidence by indicating that large numbers of institutional investors found stock-market valuations highly attractive.
The surge in buyouts helped value indices outperform growth indices, continuing value’s multi-year run of market leadership. Private equity investors typically seek to acquire undervalued firms that generate strong cash flow and dividends, all characteristics that are far more common among value stocks than among growth stocks. The Russell 3000® Value Index, which represents low-priced stocks of all sizes, gained 16.22% during the 12-month period under review while its growthoriented counterpart, the Russell 3000® Growth Index, returned just 6.53%.
Stocks’ strong performance during this fiscal year came despite two noteworthy corrections. The first and larger correction occurred in May and June of 2006, after investors became aware of the severity of the slowdown in the housing market. Investors worried that declining home prices and slower sales activity would weaken consumer spending and potentially drag the economy into recession. We believed at the time that the economy would most likely manage to continue growing, albeit at a modest pace, and thus we made no major changes to our equity portfolios.
The market rallied between July and late February 2007, as economic data appeared to support the “soft landing” scenario. But in late February data emerged about the rise in sub-prime mortgage defaults, raising anew concerns that the housing slide could pull the economy into recession. Moreover, a sudden decline in Asian markets seemed to put investors on edge. The Dow Jones Industrial Average fell 3.29% on February 27, its largest one-day decline since March of 2003, while the S&P 500 dropped 3.47%. The market rallied again in March, however, as investors appeared to conclude that the economy was strong enough to override the U.S. housing correction.
Small-cap stocks fell much further than large caps during the spring, 2006 correction, and as a result significantly lagged the overall market during the period as a whole. That development represented a distinct change from the prior seven years, during which small stocks outperformed larger shares by a wide margin. The shift in market leadership reflected investors’ belief that large caps were likely to hold up better in the event of a recession, especially given small caps’ valuations following their long run.
An inverted yield curve
Bonds generally posted solid returns during this 12-month period. The Fed raised interest rates 17 consecutive times during the two years through June, 2006, pushing up yields on short-term bonds. Long-term bond yields remained relatively low, however, as investors appeared to believe that policy and a slowing economy would forestall any uptick in long-term inflation.
That environment led to an inverted yield curve—a somewhat unusual situation in which yields on short-term bonds are higher than yields on long-term bonds. Intermediate-term bonds performed well during the last several months of the period, as investors began to anticipate that the next move would be to lower interest rates.

1

Letter from the Investment Adviser, continued
Corporate bonds outperformed government issues. As a result, the spread between yields on corporate and Treasury bonds shrank to historically low levels. Corporate bonds’ strength reflected healthy corporate balance sheets, improving credit ratings and low default levels. Lower-quality bonds generally outperformed higher-quality securities: High-yield bonds posted stronger returns than investment-grade bonds, and the debt of the weakest firms in the investment-grade universe outperformed bonds issued by the strongest companies.
That said, the corporate bond rally did experience some hiccups. The yield spread widened in mid-February as investors worried about the fallout from troubles in the sub-prime mortgage market. Furthermore, the rash of private-equity buyouts that boosted the stock market weighed on corporate bonds. Private equity firms typically fund such purchases with large debts, which hurt the acquired company’s credit profile.
Mortgage-backed securities also performed well during this period. Mortgage debt benefited from a stable interest rate environment, which kept mortgage prepayments steady.
Changes at the Monogram Funds
The Monogram Family decided during this fiscal year to focus on the Income Equity, Long/Short and Income funds, and to liquidate the Special Equity and Diversified Equity funds. We made that decision in order to emphasize funds employing investment strategies that we feel allow us to provide the greatest value to shareholders. We believe that concentrating our resources on those three funds could help future performance. Please contact the Monogram Funds at the number below if you have any questions or concerns about this transition.
Moving forward
We, like many investors, have struggled to determine whether the future holds a recession or a moderate economic expansion. At this point we believe that the economy should be able to generate a soft landing characterized by slowing but positive growth, driven by strong employment, a healthy expansion in the global economy and modest inflation. That said, we will continue to monitor economic and company-specific data carefully and continually reevaluate our outlook, while recognizing that caution is warranted in the fifth year of the current recovery.
We believe healthy economy would likely allow the stock market to post gains. We think it may be difficult for corporations to improve their profit margins going forward, but stock valuations are currently reasonable and that additional takeover activity could support higher prices. In the bond market, we believe spreads between corporate and government bonds are likely to widen.
Regardless of what happens in the near term, we urge shareholders to use the Monogram Funds as part of a long-term investment plan tailored to their particular needs and goals. A well-crafted plan that diversifies appropriately between stocks, bonds and stable value investments is a key to potentially generating the right combination of growth, income and stability for your individual circumstances.
Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the 1st Source Monogram Funds directly at 1-800-766-8939 if you have any questions or require assistance.

Sincerely, Ralph C. Shive, CFA Paul W. Gifford, CFA Robert W. Nelson, CFA Bruno P. Riboni Michael L. Shinnick Jason W. Cooper

The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

2

1st Source Monogram Funds
Income Equity Fund
Ralph C. Shive, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Q.	How did the Income Equity Fund perform during the 12-month period ended March 31, 2007?

A.	The Fund gained 13.69%. That compared to a 16.83% return for the Russell 1000® Value Index[1] and a 14.38% return for the Lipper Equity Income Funds Index.[1]

Q.	What factors affected the Fund’s performance?

A.	Stocks generally posted solid returns during the period under review, as healthy corporate profit growth and mergers and acquisitions activity outweighed concerns about the potential for a housing slump-induced recession. That environment helped the Fund generate good absolute returns.

The Fund held a relatively large weighting in telecommunications services stocks. That stake boosted returns against the benchmark, as the telecommunications sector produced some of the market’s strongest returns. We also maintained an overweight position in industrials stocks, which benefited from ongoing strength in the global economy. Among industrials stocks, a sizable stake in the aerospace industry particularly helped relative returns, as that industry continued to rebound from the trauma it experienced between 2000 and 2002. The performance of food stocks also boosted the Fund’s returns relative to its benchmark.[2]

We seek out attractively valued stocks of all market capitalizations. We held a significant portion of assets in mid-cap stocks during this period. Shares of medium-sized firms trailed large-cap stocks, so the Fund’s market cap-neutral approach weighed on relative performance. We increased the Fund’s investments in larger shares during the period, because we identified increasing numbers of large-cap stocks that offered attractive valuations and cash flows.[2]

The Fund held an overweight position in energy stocks, due to our belief that long-term dynamics could support high energy prices going forward. The energy sector produced sluggish returns, so our relatively large stake weighed on performance against the benchmark.[2]
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

[1]	The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.

[2]	The composition of the Fund’s portfolio is subject to change.
Continued

3

1st Source Monogram Funds
Income Equity Fund
Percentage of Total Portfolio Investments (unaudited)
Average Annual Total Return (unaudited)

As of 3/31/07	1 Year	5 Year	10 Year

Income Equity Fund	13.69%	11.82%	12.58%

Russell 1000® Value Index	16.83%	10.25%	10.85%

Lipper Equity Income Funds Index	14.38%	7.94%	8.39%

Net Expense Ratio	1.20%

Gross Expense Ratio	1.45%

Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/97 to 3/07, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

4

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Equity Fund	March 31, 2007

Common Stocks — 93.8%

Security Description	Shares	Value ($)
Basic Materials— 8.2%
Air Products and Chemicals, Inc.	30,000	2,216,700
Alcoa, Inc.	77,000	2,610,300
Anglo American PLC ADR	71,000	1,875,820
E. I. du Pont de Nemours & Co.	47,000	2,323,210
Georgia Gulf Corp.	30,000	486,300
Newmont Mining Corp.	38,900	1,633,411
Potash Corp. of Saskatchewan, Inc.	10,000	1,599,300
Weyerhaeuser Co.	12,000	896,880

		13,641,921
Communications— 9.3%
AT&T, Inc.	70,000	2,760,100
Belo Corp., Series A	79,500	1,484,265
Deutsche Telekom AG ADR	78,000	1,289,340
Harris Corp.	14,000	713,300
McGraw-Hill Cos., Inc.	9,000	565,920
Motorola, Inc.	153,700	2,715,879
Sprint Nextel Corp.	120,000	2,275,200
Symantec Corp. (b)	104,000	1,799,200
Verizon Communications, Inc.	53,000	2,009,760

		15,612,964
Consumer Cyclical— 2.9%
Grainger (W.W.), Inc.	15,000	1,158,600
McDonald’s Corp.	18,100	815,405
RadioShack Corp.	50,000	1,351,500
Southwest Airlines Co.	55,520	816,144
Walgreen Co.	13,800	633,282

		4,774,931
Consumer Non-Cyclical— 9.9%
Archer-Daniels-Midland Co.	60,000	2,202,000
Avery-Dennison Corp.	15,600	1,002,456
Avon Products, Inc.	62,000	2,310,120
ConAgra, Inc.	85,000	2,117,350
Fortune Brands, Inc.	8,100	638,442
H&R Block, Inc.	47,000	988,880
H.J. Heinz Co.	27,000	1,272,240
Kimberly-Clark Corp.	30,000	2,054,700
Pepsico, Inc.	12,800	813,568
Procter & Gamble Co.	8,900	562,124
Sysco Corp.	65,000	2,198,950
Western Union Co.	18,500	406,075

		16,566,905
Energy— 13.1%
Anadarko Petroleum Corp.	53,000	2,277,940
Apache Corp.	11,900	841,330
Canetic Resources Trust	36,000	466,560
Chevron Corp.	23,000	1,701,080
ConocoPhillips	13,300	909,055
EnCana Corp.	44,000	2,227,720
Exxon Mobil Corp.	7,600	573,420
GlobalSantaFe Corp.	30,000	1,850,400
Marathon Oil Corp.	23,000	2,273,090
National Fuel Gas	50,000	2,163,000
Penn West Energy Trust	34,000	998,920
Precision Drilling Trust	80,000	1,828,000
Schlumberger Ltd.	25,000	1,727,500
Valero Energy Corp.	11,000	709,390
Williams Cos., Inc.	50,000	1,423,000

		21,970,405
Financial— 11.7%
American Express Co.	14,200	800,880
Bank of America Corp.	15,800	806,116
Citigroup, Inc.	50,200	2,577,268
Hartford Financial Services Group	6,100	583,038
Hospitality Properties Trust	26,100	1,221,480
HSBC Holdings PLC ADR	6,000	526,860
Huntington Bancshares, Inc.	45,000	983,250
J.P. Morgan Chase & Co.	42,000	2,031,960
Keycorp	38,000	1,423,860
Lincoln National Corp.	25,000	1,694,750
The Allstate Corp.	36,000	2,162,160
The Travelers Cos., Inc.	30,000	1,553,100
Thornburg Mortgage, Inc.	17,000	442,000
U.S. Bancorp	30,000	1,049,100
Waddell & Reed Financial, Inc.	70,000	1,632,400

		19,488,222
Health Care— 12.2%
Abbott Laboratories	47,000	2,622,600
Biomet, Inc.	50,000	2,124,500
Bristol-Myers Squibb Co.	31,000	860,560
C.R. Bard, Inc.	11,000	874,610
Eli Lilly & Co	35,000	1,879,850
Humana, Inc. (a)	25,000	1,450,500
Johnson & Johnson	16,000	964,160
Medtronic, Inc.	16,900	829,114
Merck & Co., Inc.	31,000	1,369,270
Mylan Laboratories, Inc.	95,000	2,008,300
Novartis AG ADR	34,000	1,857,420
Par Pharmaceutical Cos., Inc. (a)	50,000	1,256,000
Pfizer, Inc.	65,000	1,641,900
Zimmer Holdings, Inc. (a)	7,000	597,870

		20,336,654
Industrials— 18.3%
Avnet, Inc. (a)	80,000	2,891,200
Caterpillar, Inc.	11,900	797,657
Emerson Electric Co.	38,000	1,637,420
Esterline Technologies Corp. (a)	61,000	2,505,270
FedEx Corp.	7,700	827,211
Fluor Corp.	23,000	2,063,560
General Electric Co.	63,000	2,227,680
Honeywell International, Inc.	40,000	1,842,400
Hubbell, Inc., Class B	36,200	1,746,288
Pall Corp.	70,100	2,663,800
Parker-Hannifin Corp	19,000	1,639,890
Raytheon Co.	48,000	2,518,080
Shaw Group, Inc. (a)	60,000	1,876,200
Sonoco Products Co.	60,000	2,254,800
United Technologies Corp.	13,700	890,500
Waste Management, Inc.	65,000	2,236,650

		30,618,606
Technology— 4.8%
Computer Sciences Corp. (a)	35,000	1,824,550
First Data Corp.	26,000	699,400
Hewlett-Packard Co.	62,000	2,488,680
Intel Corp.	105,700	2,022,041
Maxim Integrated Products, Inc.	17,300	508,620
Microsoft Corp.	20,000	557,400

		8,100,691
See notes to financial statements, continued

5

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Equity Fund	March 31, 2007

Common Stocks continued

Security Description	Shares	Value ($)
Utilities— 3.4%
American Electric Power Co., Inc.	41,000	1,998,750
Dynegy, Inc., Class A (a)	26,000	240,760
NiSource, Inc.	70,000	1,710,800
Southwest Gas Corp.	45,900	1,784,133

		5,734,443
Total Common Stocks (Cost $121,073,061)		156,845,742

Investment Companies—5.6%

Security Description	Shares	Value
Fifth Third Prime Money Market Fund — Institutional Class	8,597,612	8,597,612

Kayne Anderson MLP Investment Co.	20,000	704,400

Total Investment Companies (Cost $9,098,113)		9,302,012

Total Investments (Cost $130,171,174) — 99.4%		166,147,754

Other assets in excess of liabilities — 0.6%		985,166

NET ASSETS — 100.0%		$167,132,920

(a) Represents non-income producing security.

ADR American Depositary Receipt

PLC Public Limited Company
See notes to financial statements.

6

1st Source Monogram Funds
Income Equity Fund
Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $130,171,174)	$166,147,754
Interest and dividends receivable	383,220
Receivable for capital shares issued	307,723
Receivable for investments sold	496,708
Prepaid expenses	12,791

Total Assets	167,348,196

Liabilities:
Accrued expenses and other payables:
Investment adviser	134,656
Administration	3,588
Shareholder servicing	17,325
Accounting	1,354
Chief compliance officer	124
Custodian	1,694
Transfer agent	6,008
Trustee	1,079
Other	49,448

Total Liabilities	215,276

Net Assets	$167,132,920

Composition of Net Assets:
Capital	$129,987,137
Accumulated net investment income	120,943
Accumulated net realized gains from investment transactions	1,048,260
Unrealized appreciation from investments	35,976,580

Net Assets	$167,132,920

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	11,295,973

Net Asset Value, Offering and Redemption Price per share	$14.80

Statement of Operations

For the year ended March 31, 2007

Investment Income:
Interest	$64,443
Dividends	3,639,120

Total Investment Income	3,703,563

Expenses:
Investment adviser	1,106,659
Administration	207,499
Distribution	345,830
Shareholder servicing	52,687
Accounting	53,524
Chief compliance officer	11,187
Custodian	10,586
Transfer agent	45,154
Trustee	10,282
Other	97,082

Total expenses before fee reductions	1,940,490
Distribution fees voluntarily reduced	(345,830)

Net Expenses	1,594,660

Net Investment Income	2,108,903

Net Realized/Unrealized Gains from Investments
Realized gains from investment transactions	8,696,990
Change in unrealized appreciation/depreciation from investments	9,260,008

Net realized\unrealized gains from Investments	17,956,998

Change in net assets resulting from operations	$20,065,901

See notes to financial statements.

7

1st Source Monogram Funds
Income Equity Fund
Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$2,108,903	$1,398,631
Realized gains from investment transactions	8,696,990	10,837,897
Change in unrealized appreciation/depreciation from investments	9,260,008	6,726,468

Change in net assets resulting from operations	20,065,901	18,962,996

Distributions:
From net investment income	(2,050,577)	(1,474,960)
From net realized gains	(9,444,660)	(12,335,101)

Change in net assets from shareholder distributions	(11,495,237)	(13,810,061)

Capital Transactions:
Proceeds from shares issued	28,784,880	22,135,204
Proceeds from shares issued in connection with acquisition (Note 2)	18,724,356	—
Dividends reinvested	10,456,889	12,427,538

Cost of shares redeemed	(28,911,626)	(13,334,545)

Change in net assets from capital share transactions	29,054,499	21,228,197

Change in net assets	37,625,163	26,381,132

Net Assets:
Beginning of year	129,507,757	103,126,625

End of year	$167,132,920	$129,507,757

Share Transactions:
Issued	2,122,386	1,605,392
Issued in connection with acquisition (Note 2)	1,265,518	—
Reinvested	725,772	939,715
Redeemed	(1,977,153)	(961,653)

Change in shares	2,136,523	1,583,454

Accumulated net investment income	$120,943	$—

See notes to financial statements.

8

1st Source Monogram Funds
Income Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.14	$13.61	$12.16	$8.87	$11.49

Investment Activities:
Net investment income	0.22	0.17	0.14	0.17	0.18
Net realized and unrealized gains (losses) from investments	1.66	2.10	1.91	3.39	(2.53)

Total from investment activities	1.88	2.27	2.05	3.56	(2.35)

Distributions:
Net investment income	(0.21)	(0.18)	(0.13)	(0.16)	(0.18)
Net realized gains	(1.01)	(1.56)	(0.47)	(0.11)	(0.09)

Total distributions	(1.22)	(1.74)	(0.60)	(0.27)	(0.27)

Net Asset Value, End of Year	$14.80	$14.14	$13.61	$12.16	$8.87

Total Return	13.69%	17.72%	17.17%	40.48%	(20.66)%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$167,133	$129,508	$103,127	$79,034	$52,403
Ratio of net expenses to average net assets	1.15%	1.19%	1.19%	1.21%	1.22%
Ratio of net investment income to average net assets	1.52%	1.25%	1.10%	1.49%	1.82%
Ratio of expenses to average net assets (a)	1.40%	1.45%	1.44%	1.46%	1.47%
Portfolio turnover	26%	37%	44%	24%	18%

(a)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

9

1st Source Monogram Funds
Income Fund Paul
Gifford, CFA
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Q.	How did the Income Fund perform relative to its benchmark for the 12-month period ended March 31, 2007?

A.	The Fund returned 5.33%. That compared to a 6.14% return for the Fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.[1]

Q.	What factors contributed to the Fund’s performance?

A.	The bond markets generally posted solid performance. Corporate bonds generated the strongest returns, while Treasury securities produced the weakest returns. That environment helped the Fund show a healthy total return.

The Fund trailed its benchmark largely because it held an underweight position in low-quality corporate bonds. The lowest-quality investment grade bonds produced the strongest returns in our investment universe—BBB-rated securities gained 7.60%, compared to 6.40% for AAA-rated bonds— so our focus on higher-quality securities weighed on the Fund’s relative performance. We maintained a roughly neutral position to the overall corporate bond sector throughout much of the period, although we reduced that position in early 2007 as yields on corporate bonds became less attractive.[2]

While our emphasis on quality in the corporate sector hurt relative returns, the Fund’s substantial position in mortgage-backed securities significantly boosted performance against the benchmark. The Fund’s stake in mortgage-backed securities, which are not included in the benchmark, stood at 22% as of March 31, 2007. Mortgage securities performed well, largely because stable interest rates led to a consistent level of prepayments.[2]
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

[1]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The composition of the Fund’s portfolio is subject to change.
Continued

10

1st Source Monogram Funds
Income Fund
Percentage of Total Portfolio Investments (unaudited)
Average Annual Total Return (unaudited)

As of 3/31/07	1 Year	5 Year	10 Year
Income Fund	5.43%	3.90%	4.95%
Lehman Brothers Intermediate	6.14%	4.91%	5.99%
Government/Credit Bond Index
Net Expense Ratio	0.96%
Gross Expense Ratio	1.21%
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/97 to 3/07, and represents the reinvestment of dividends and capital gains in the Fund.
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

11

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	March 31, 2007
Asset Backed Securities — 13.6%

	Principal
Security Description	Amount ($)	Value ($)
ABN Amro Mortgage Corp., 5.500%, 2/25/18, Series 2003-13, Class A2	$499,886	$495,111
Banc of America Mortgage Securities, 4.477%, 2/25/33, Series 2003-A, Class 3A1	331,486	326,665
Capital One Multi-Asset Execution Trust, 4.700%, 6/15/15, Series 2005- 7, Class A7, CMO	600,000	592,105
Chase Commercial Mortgage Securities Corp., 7.093%, 10/15/32	442,459	444,495
Chase Issuance Trust, 4.230%, 1/15/13	700,000	686,617
Citibank Credit Card Issuance Trust, 5.450%, 5/10/13, Series 2006-A4, Class A4	1,500,000	1,526,461
Citicorp Mortgage Securities, Inc., 5.500%, 2/25/26, Series 2006-1, Class 5A1	788,846	791,442
Countrywide Home Loans, 4.500%, 8/25/19	906,718	891,258
Equity One ABS, Inc., 4.205%, 4/25/34, Series 2004-1, Class AF6	700,000	668,969
First Horizon Mortgage Pass-Through Trust, 5.750%, 2/25/33, Series 2002-9, Class 1A3, CMO	541,881	539,544
Household Automotive Trust, 3.300%, 5/18/09, Series 2004-1, Class A3	384,606	384,211
Impac CMB Trust, 5.815%, 5/25/35, Series 2005-4, Class 1M1 (a)	225,129	225,575
Indymac Index Mortgage Loan Trust, 5.354%, 3/25/35, Series 2005-AR1, Class 3A1 (a)	326,452	327,772
MBNA Credit Card Master Note Trust, 4.100%, 10/15/12	1,300,000	1,270,259
MBNA Master Credit Card Trust 99 B A, 5.900%, 8/15/11	790,000	804,315
Navistar Financial Corp. Owner Trust, 3.530%, 10/15/12, Series 2004-B, Class A4	335,000	326,916
New Century Home Equity Loan Trust, 4.450%, 8/25/34, Series 2004-A, Class AII3	345,413	343,658
New Century Home Equity Loan Trust, 7.890%, 5/25/29, Series 1999-NCB, Class A6	131,844	131,364

Total Asset Backed Securities (Cost $10,876,440)		10,776,737

Corporate Bonds—21.4%

Bank Holding Companies— 3.3%
Bank of America Corp., 7.400%, 1/15/11	16,000	17,240
HSBC Capital Funding LLC, 4.610%, 12/29/49 (a) (b)	500,000	477,007
Royal Bank of Canada, 5.650%, 7/20/11	700,000	717,630
South Trust Corp., 5.800%, 6/15/14	700,000	715,848
Wells Fargo Co., 5.450%, 1/24/12 (b)	700,000	699,562

		2,627,287

Basic Materials— 0.6%
Alcan, Inc., 4.500%, 5/15/13	450,000	426,259
Alcoa, Inc., 6.500%, 6/1/11	22,000	23,013

		449,272

Communications— 1.7%
Ameritech Cap Funding, 9.100%, 6/1/16	$254,154	$290,859
Bell Telephone Co. Pennsylvania, 7.375%, 7/15/07	500,000	502,541
Comcast Cable Communications, 6.875%, 6/15/09	500,000	517,672

		1,311,072

Computer and Data Processing Services— 1.8%
Dell Computer Corp., 6.550%, 4/15/08	750,000	760,018
Hewlett-Packard Co., 6.500%, 7/1/12	300,000	319,076
Oracle Corp., 5.000%, 1/15/11	350,000	348,712

		1,427,806

Consumer Goods & Services— 2.4%
Black & Decker, 7.125%, 6/1/11	705,000	743,253
NIKE, Inc., 5.150%, 10/15/15	600,000	587,838
Walt Disney Co., 5.375%, 6/1/07	525,000	525,147

		1,856,238

Financial— 6.8%
BankAmerica Corp., 7.125%, 3/1/09	500,000	517,839
Bear Stearns Co., 4.500%, 10/28/10	500,000	489,043
Commercial Credit Co., 10.000%, 12/1/08	1,300,000	1,396,369
General Electric Capital Corp., 5.400%, 2/15/17	1,000,000	1,000,857
Goldman Sachs Group, Inc., 5.350%, 1/15/16	500,000	490,296
Household Finance Co., 6.375%, 10/15/11	325,000	338,783
International Lease Finance Corp., 4.350%, 9/15/07	300,000	298,394
Morgan Stanley, 5.375%, 10/15/15	300,000	295,194
Wachovia Bank, 4.875%, 2/1/15	600,000	578,618

		5,405,393

Food & Related— 1.4%
Cargill, Inc., 6.150%, 2/25/08 (a)	600,000	601,694
Conagra Foods, Inc., 6.750%, 9/15/11	16,000	16,901
Diageo Cap PLC, 4.375%, 5/3/10	500,000	490,176

		1,108,771

Health Care— 1.2%
Abbott Laboratories, 5.600%, 5/15/11	350,000	356,919
Amgen, Inc., 4.000%, 11/18/09	300,000	292,540
Amgen, Inc., 4.850%, 11/18/14	300,000	290,476

		939,935

Manufacturing— 0.7%
Parker-Hannifin, 4.875%, 2/15/13	600,000	591,335

Real Estate— 0.5%
HD Real Estate Funding Corp. II, 5.950%, 10/15/08 (a)	400,000	401,640

Retail— 0.6%
CVS Corp., 4.000%, 9/15/09	500,000	486,557

Special Purpose Entity— 0.4%
Targeted Return Index, 6.962%, 1/15/12 (a) (b)	266,000	281,095
Utility— 0.0%
Progress Energy, Inc., 7.100%, 3/1/11	10,000	10,675

Total Corporate Bonds (Cost $17,038,409)		16,897,076

See notes to financial statements, continued

12

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	March 31, 2007
U.S. Government Agency Securities — 48.8%

	Principal
Security Description	Amount ($)	Value ($)
Fannie Mae, 4.000%, 11/30/09	$1,500,000	$1,468,720
Fannie Mae, 4.200%, 6/8/09	1,000,000	986,071
Fannie Mae, 4.250%, 9/25/22, Series 2003-17, Class ED, CMO	739,205	715,821
Fannie Mae, 4.500%, 6/1/10	500,000	494,549
Fannie Mae, 4.593%, 11/1/34, Pool # 782320 (b)	369,236	365,547
Fannie Mae, 4.750%, 2/21/13	500,000	496,508
Fannie Mae, 5.000%, 4/26/17	700,000	684,455
Fannie Mae, 5.000%, 7/25/23, Series 2005-4, Class VG, CMO	1,301,800	1,255,259
Fannie Mae, 5.050%, 4/28/15	500,000	491,817
Fannie Mae, 5.240%, 8/7/18	600,000	596,294
Fannie Mae, 5.250%, 1/29/09	2,250,000	2,248,258
Fannie Mae, 5.500%, 3/17/11	600,000	600,331
Fannie Mae, 6.134%, 10/1/32, Pool # 659567 (b)	19,013	19,370
Federal Farm Credit Bank, 4.875%, 1/17/17	1,150,000	1,136,933
Federal Farm Credit Bank, 5.200%, 12/27/12	650,000	652,846
Federal Home Loan Bank, 4.540%, 3/24/08 (b)	1,000,000	991,031
Federal Home Loan Bank, 4.750%, 10/25/10, Series 00-0582, Class H, CMO	1,428,812	1,423,111
Federal Home Loan Bank, 4.875%, 11/15/11	1,000,000	1,000,712
Federal Home Loan Bank, 5.000%, 9/9/11	650,000	653,971
Federal Home Loan Bank, 5.250%, 3/17/10	725,000	723,935
Federal Home Loan Bank, 5.250%, 6/10/11	1,000,000	1,015,230
Federal Home Loan Bank, 5.375%, 7/10/08	430,000	430,029
Federal Home Loan Bank, 5.375%, 11/20/13	500,000	502,045
Federal Home Loan Bank, 5.500%, 8/23/13	500,000	497,280
Freddie Mac, 3.500%, 12/15/22, Series 2673, Class PH, CMO	598,721	592,049
Freddie Mac, 4.125%, 10/18/10	2,750,000	2,688,944
Freddie Mac, 4.500%, 7/1/08, Pool # M90827	425,445	421,410
Freddie Mac, 4.500%, 12/15/13, Series 2723, Class AT, CMO	257,844	251,975
Freddie Mac, 4.500%, 6/15/27, Series 2598, Class QC, CMO	1,347,047	1,330,977
Freddie Mac, 4.733%, 12/1/32, Pool # 847527 (b)	565,024	571,237
Freddie Mac, 5.125%, 11/24/10	1,000,000	998,759
Freddie Mac, 5.250%, 10/6/11	650,000	648,870
Freddie Mac, 5.383%, 8/1/33, Pool # 847281 (b)	211,555	214,202
Freddie Mac, 5.500%, 2/22/13	950,000	948,698
Freddie Mac, 5.500%, 5/15/15, Series 2808, Class VA, CMO	801,045	808,789
Freddie Mac, 5.500%, 3/28/16	1,400,000	1,409,023
Freddie Mac, 5.500%, 12/15/19, Series R010, Class AB, CMO	1,977,736	1,982,355
Freddie Mac, 5.500%, 10/1/25, Series 2808, Class VA, CMO	436,790	434,979
Freddie Mac, 5.500%, 8/1/29, Pool # C46102	$917,699	$913,230
Freddie Mac, 5.550%, 10/4/16	700,000	706,821
Freddie Mac, 5.875%, 5/15/16, Series R007, Class AC, CMO	1,321,374	1,330,049
Freddie Mac, 6.723%, 5/1/31, Pool # 847292 (b)	338,840	342,075
Government National Mortgage Assoc., 5.000%, 5/20/31, Series 2004-19, Class PD, CMO	900,000	885,232
Government National Mortgage Assoc., 5.000%, 7/20/34, Series 2004-105, Class MC, CMO	500,000	482,155
Tennessee Valley Authority, 6.250%, 12/15/17	1,000,000	1,096,419

Total U.S. Government Agency Securities (Cost $38,723,062)		38,508,371

U.S. Treasury Notes—9.3%

U.S. Treasury Note, 4.250%, 8/15/15	6,140,000	5,975,706
U.S. Treasury Note, 4.500%, 9/30/11	500,000	499,180
U.S. Treasury Note, 4.500%, 2/15/16	850,000	841,367

Total U.S. Treasury Notes (Cost $7,286,335)		7,316,253

Preferred Stocks—3.0%

Financial— 3.0%
Aegon NV, 6.204%, 12/15/10	13,560	349,034
Cabco GS Cap Preferred, 4.12%, 2/15/34	34,800	833,460
Citigroup Capital VII, 7.125%, 7/31/31	19,000	480,700
ING Groep NV Preferred, 7.05%, 09/15/07	10,000	253,200
JP Morgan Chase Capital X, 7.00%, 2/15/32	11,000	277,860
Morgan Stanley Capital Trust II, 7.25%, 7/31/06	7,000	178,080

Total Preferred Stocks (Cost $2,381,104)		2,372,334

Investment Company—3.0%

Fifth Third Prime Money Market
Fund — Institutional Class	$2,348,018	2,348,018

Total Investment Companies (Cost $2,348,018)		2.348.018

Total Investments (Cost $78,653,368) — 99.1%		78,218,789

Other assets in excess of liabilities — 0.9%		702,218

NET ASSETS — 100.0%		$78,921,007

(a)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)	Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect the current short-term interest rates. The rates presented in this report represent the rates that were in effect on March 31, 2007.

ABS	Asset Backed Security

CMO	Collateralized Mortgage Obligation

LLC	Limited Liability Co.

PLC	Public Limited Company
See notes to financial statements.

13

1st Source Monogram Funds
Income Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at value (cost $78,653,368)	$78,218,789
Interest and dividends receivable	773,111
Receivable for capital shares issued	14,448
Prepaid expenses	770

Total Assets	79,007,118

Liabilities:
Payable for capital shares redeemed	14,322
Accrued expenses and other payables:
Investment adviser	37,627
Administration	1,660
Shareholder servicing	7,319
Accounting	888
Chief compliance officer	48
Custodian	903
Transfer agent	3,523
Trustee	418
Other	19,403

Total Liabilities	86,111

Net Assets	$78,921,007

Composition of Net Assets:
Capital	$83,378,900
Accumulated net investment gain	72,251
Accumulated net realized losses from investment transactions	(4,095,565)
Unrealized depreciation from investments	(434,579)

Net Assets	$78,921,007

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	8,115,054

Net Asset Value, Offering and Redemption Price per share	$9.73

Statement of Operations

For the year ended March 31, 2007

Investment Income:
Interest	$3,406,645
Dividends	272,289

Total Investment Income:	3,678,934

Expenses:
Investment adviser	414,892
Administration	113,153
Distribution	188,587
Shareholder servicing	28,848
Accounting	47,631
Chief compliance officer	6,111
Custodian	9,835
Transfer agent	30,685
Trustee	4,415
Other	41,584

Total expenses before fee reductions	885,741
Distribution fees voluntarily reduced	(188,587)

Net Expenses	697,154

Net Investment Income	2,981,780

Net Realized/Unrealized Gains (Losses) from Investments:
Realized losses from investment transactions	(632,360)
Change in unrealized appreciation/depreciation from investments	1,624,230

Net realized\unrealized gains from Investments	991,870

Change in net assets resulting from operations	$3,973,650

See notes to financial statements.

14

1st Source Monogram Funds
Income Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$2,981,780	$2,522,823
Realized losses from investment transactions	(632,360)	(800,874)
Change in unrealized appreciation/depreciation from investments	1,624,230	(594,731)

Change in net assets resulting from operations	3,973,650	1,127,218

Distributions:
From net investment income	(3,219,656)	(3,057,168)

Change in net assets from shareholder distributions	(3,219,656)	(3,057,168)

Capital Transactions:
Proceeds from shares issued	17,341,764	14,600,418
Dividends reinvested	2,782,701	2,614,843
Cost of shares redeemed	(14,831,585)	(17,856,653)

Change in net assets from capital share transactions	5,292,880	(641,392)

Change in net assets	6,046,874	(2,571,342)

Net Assets:
Beginning of year	72,874,133	75,445,475

End of year	$78,921,007	$72,874,133

Share Transactions:
Issued	1,791,457	1,485,929
Reinvested	288,297	266,147
Redeemed	(1,532,253)	(1,820,565)

Change in shares	547,501	(68,489)

Accumulated net investment income	$72,251	$41,712

See notes to financial statements.

15

1st Source Monogram Funds
Income Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the years ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.63	$9.88	$10.34	$10.42	$9.88

Investment Activities:
Net investment income	0.38	0.33	0.29	0.31	0.41
Net realized and unrealized gains (losses) from investments	0.13	(0.18)	(0.37)	0.02	0.61

Total from investment activities	0.51	0.15	(0.08)	0.33	1.02

Distributions:
Net investment income	(0.41)	(0.40)	(0.38)	(0.41)	(0.48)

Total distributions	(0.41)	(0.40)	(0.38)	(0.41)	(0.48)

Net Asset Value, End of Year	$9.73	$9.63	$9.88	$10.34	$10.42

Total Return	5.43%	1.52%	(0.76)%	3.26%	10.52%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$78,921	$72,874	$75,445	$73,678	$68,754
Ratio of net expenses to average net assets	0.92%	0.95%	0.93%	0.91%	0.92%
Ratio of net investment income to average net assets	3.95%	3.36%	2.84%	3.06%	3.94%
Ratio of expenses to average net assets (a)	1.17%	1.21%	1.19%	1.16%	1.17%
Portfolio turnover	59%	70%	79%	58%	96%

(a)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

16

1st Source Monogram Funds

Long/Short Fund
Michael Shinnick
Investment Concerns
Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.
Q.	How did the Fund perform relative to its benchmark for the 12-month period ended March 31, 2007?

A.	The Fund gained 10.44%. This Fund’s objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three-Month Treasury Bill Index[1], which during this period was 4.98%.

Q.	What factors contributed to the Fund’s performance?

A.	The Fund held the majority of its assets in long positions. The stock market posted healthy gains, so that net-long strategy boosted returns. We generally use an analysis of intrinsic valuations as a leading criterion in taking long and short positions. Being net long in stocks with valuations that appeared attractive helped returns, as did strong demand from corporate buybacks and private equity buyers who also recognized the values in these stocks. The types of stocks we tend own often have the characteristics that acquirers seek, such as: strong cash flow, low EV/EBITDA multiples, manageable amounts of debt and stable business prospects.[2]

The Fund’s sector allocations also lifted performance. In particular, we held a substantial overweight position in telecommunications stocks relative to the S&P 500[3] equity index. The telecommunications sector led the market during this 12-month time period, so the Fund’s large stake helped drive its strong returns. Strong stock selection within that sector also boosted returns. Likewise, the Fund’s large positions in energy and basic materials stocks benefited performance, as did selection in those sectors.[2]

Our short positions did not contribute to the Fund’s total gains for the entire period. We short-sold certain consumer discretionary and technology stocks, due to our belief that these stocks were overvalued—particularly given the possibility that the housing slowdown might weaken consumer spending. While the Fund’s short positions decreased total returns during the full period, they reduced the portfolio’s overall volatility and contribute positively to the risk-adjusted returns for the Fund. For example, the short positions helped the Fund post a positive return during the second calendar quarter of 2006, despite a decline in the equity market.[2]
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

[1]	The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The composition of the Fund’s portfolio is subject to change.

[3]	The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
Since the risk in this Fund relates specifically to the manager’s stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.
Continued

17

1st Source Monogram Funds
Long/Short Fund
Growth of a $10,000 Investment
Percentage of Total Long Portfolio Investments (unaudited)
Percentage of Total Short Portfolio Investments (unaudited)
Average Annual Total Return (unaudited)

As of 3/31/07	1 Year	3 Year	Inception
Long/Short Fund	10.44%	7.74%	8.03%
Citigroup U.S. Domestic Three-Month Treasury Bill Index	4.98%	3.33%	2.90%
Net Expense Ratio	1.73%
Gross Expense Ratio	1.98%
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 3/31/07, and represents the reinvestment of dividends and capital gains in the Fund.
The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

18

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund Common Stocks - 77.3%	March 31, 2007

Security Description	Shares	Value ($)
Basic Materials— 3.1%
Alcoa, Inc.	22,000	$745,800
Newmont Mining Corp.	22,500	944,775

		1,690,575

Communications— 14.5%
AT&T, Inc.	24,250	956,177
BCE, Inc.	45,000	1,272,600
Deutsche Telekom AG ADR	54,000	892,620
EarthLink, Inc.(a)	30,000	220,500
Idearc, Inc.	20,200	709,020
Nokia Corp. ADR	40,000	916,800
SK Telecom Co. Ltd. ADR	12,000	281,040
Sprint Nextel Corp.	30,000	568,800
Turkcell Iletisim Hizmetleri AS ADR	40,000	530,000
Verizon Communications, Inc.	24,000	910,080
Vodafone Group PLC ADR	19,875	533,843

		7,791,480

Consumer Cyclical— 6.8%
Southwest Airlines Co.	100,000	1,470,000
Target Corp.	1,000	59,260
Wal-Mart Stores, Inc.	45,000	2,112,750

		3,642,010

Consumer Non-Cyclical— 2.8%
Anheuser-Busch Cos., Inc.	4,500	227,070
ChoicePoint, Inc.(a)	12,000	449,160
The Servicemaster Co.	27,000	415,530
Western Union Co.	18,000	395,100

		1,486,860

Energy— 16.2%
CARBO Ceramics, Inc.	30,000	1,396,500
ConocoPhillips	4,500	307,575
Enbridge Energy Management LLC(a)	15,924	860,055
Enerplus Resources Fund	25,000	1,055,500
Hess Corp.	18,000	998,460
International Coal Group, Inc.(a)	50,300	264,075
Occidental Petroleum Corp.	18,000	887,580
Plains All American Pipeline LP	17,500	1,008,175
Precision Drilling Trust	50,000	1,142,500
XTO Energy, Inc.	15,333	840,402

		8,760,822

Financial— 13.0%
American International Group, Inc.	10,000	672,200
Crescent Real Estate Equities Co.	34,890	699,894
Eaton Vance Corp.	12,000	427,680
Education Realty Trust, Inc.	47,900	707,962
Innkeepers USA Trust	60,000	976,800
The Allstate Corp.	22,000	1,321,320
The Progressive Corp.	100,000	2,182,000

		6,987,856

Health Care— 3.5%
Johnson & Johnson	12,000	723,120
Mylan Laboratories, Inc.	14,495	306,424
Symmetry Medical, Inc.(a)	52,100	850,793

		1,880,337

Industrials— 9.4%
Alliant Techsystems, Inc.(a)	12,000	1,055,040
Arlington Tankers Ltd.	17,185	410,034
Encore Wire Corp.	30,000	759,600
Nordic American Tanker Shipping Ltd.	15,900	$576,375
Tyco International Ltd.	20,000	631,000
Union Pacific Corp.	1,000	101,550
USG Corp.(a)	8,000	373,440
Waste Management, Inc.	34,000	1,169,940

		5,076,979

Technology— 8.0%
Computer Sciences Corp.(a)	27,600	1,438,788
First Data Corp.	50,000	1,345,000
Global Payments, Inc.	12,500	425,750
OmniVision Technologies, Inc.(a)	30,000	388,800
Oracle Corp.(a)	40,000	725,200

		4,323,538

Total Common Stocks
(Cost $39,367,410)		41,640,457

Repurchase Agreements—20.5%

	Principal
Security Description	Amount ($)	Value ($)
Bear Stearns, 5.10%, purchased 3/30/07, due 4/2/07 with a maturity value of 11,083,841 (collateralized fully by U.S. Treasury Bond 3.875%, 4/15/29)	$11,079,132	11,079,132

Total Repurchase Agreements
(Cost $11,079,132)		11,079,132

Preferred Stocks—1.7%

Security Description	Shares	Value ($)
Financial— 1.7%
Bank One Capital Trust VI Preferred, 7.20%, 10/15/31	18,600	473,184
Cabco GS Cap Preferred, 4.12%, 2/15/34	18,100	433,495

Total Preferred Stocks
(Cost $901,158)		906,679

Total Investments
(Cost $51,347,700) — 99.5%		53,626,268

Other assets in excess of liabilities — 0.5%		268,119

NET ASSETS — 100.0%		$53,894,387

See notes to financial statements, continued

19

1st Source Monogram Funds Long/Short Fund Securities Sold Short Common Stocks - 22.6%	Schedule of Portfolio Investments March 31, 2007

Security Description	Shares	Value ($)
Basic Materials— (0.4)%
Weyerhaeuser Co.	3,000	$224,220

Communications— 2.6%
Amazon.com, Inc.(a)	20,000	795,800
aQuantive, Inc.(a)	22,000	614,020

		1,409,820

Consumer Cyclical— 9.3%
AMR Corp.(a)	12,000	365,400
Best Buy Co., Inc.	17,850	869,652
CDW Corp.	13,000	798,590
General Motors Corp.	14,000	428,960
Kohl’s Corp.(a)	5,400	413,694
Limited Brands, Inc.	14,000	364,840
Lowe’s Cos., Inc.	22,000	692,780
Steelcase, Inc. Class A	32,800	652,392
Urban Outfitters, Inc.(a)	16,000	424,160

		5,010,468

Consumer Non-Cyclical— (0.8)%
Robert Half International, Inc.	11,500	425,615

Energy— (1.1)%
Exxon Mobil Corp.	8,000	603,600

Industrials— (1.2)%
The Boeing Co.	7,500	666,825

Technology— 7.2%
Advent Software, Inc.(a)	22,000	767,140
CA, Inc.	32,000	829,120
Electronic Arts, Inc.(a)	13,079	658,658
Hewlett-Packard Co.	16,000	642,240
KLA-Tencor Corp.	12,000	639,840
Research In Motion, Ltd.(a)	2,400	327,576

		3,864,574

Total Common Stocks (Cost $11,917,726)		$12,205,122

(a) Represents non-income producing security. ADR American Depositary Receipt LLC Limited Liability Company PLC Public Limited Company
See Notes to Financial Statements.

20

1st Source Monogram Funds
Long/Short Fund
Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $40,268,568)	$42,547,136
Repurchase agreements, at cost	11,079,132

Total Investments	53,626,268

Deposits with brokers for securities sold short	12,171,359
Interest and dividends receivable	175,162
Receivable for capital shares issued	51,272
Receivable for investments sold	1,180,495
Prepaid expenses	5,341

Total Assets	67,209,897

Liabilities:
Payable for investments purchased	1,018,225
Payable for capital shares redeemed	23,099
Securities sold short, at value (proceeds of $11,917,726)	12,205,122
Accrued expenses and other payables:
Investment adviser	49,003
Administration	1,106
Shareholder servicing	3,366
Accounting	549
Custodian	1,133
Transfer agent	2,027
Trustee	267
Other	11,613

Total Liabilities	13,315,510

Net Assets	$53,894,387

Composition of Net Assets:
Capital	$50,596,995
Accumulated net investment income	64,196
Accumulated net realized gains from investment transactions	1,242,024
Unrealized appreciation from investments	1,991,172

Net Assets	$53,894,387

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	4,650,227

Net Asset Value, Offering and Redemption Price per share	$11.59

Statement of Operations

For the year ended March 31, 2007

Investment Income:
Interest	$401,154
Dividends	1,243,973

Total Investment Income	1,645,127

Expenses:
Investment adviser	425,841
Administration	58,069
Distribution	96,782
Shareholder servicing	14,543
Accounting	23,230
Chief Compliance Officer	3,081
Custodian	21,022
Transfer agent	28,422
Trustee	2,775
Dividend expense	109,987
Other	27,540

Total expenses before fee reductions	811,292
Distribution fees voluntarily reduced	(96,782)

Net Expenses	714,510

Net Investment Income	930,617

Net Realized/Unrealized Gains (Losses) from Investments and Securities Sold Short:
Realized gains from investment transactions	3,399,698
Realized losses from securities sold short	(1,122,731)
Change in unrealized appreciation/depreciation from investments	668,156
Change in unrealized appreciation/depreciation from securities sold short	(163,743)

Net realized\unrealized gains (losses) from Investments and Securities Sold Short	2,781,380

Change in Net Assets Resulting from Operations	$3,711,997

See Notes to Financial Statements.

21

1st Source Monogram Funds
Long/Short Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$930,617	$537,811
Realized gains from investment transactions and securities sold short	2,276,967	801,498
Change in unrealized appreciation/depreciation from investments and securities sold short	504,413	988,318

Change in net assets resulting from operations	3,711,997	2,327,627

Distributions:
From net investment income	(927,525)	(509,345)
From net realized gains	(1,761,899)	(514,334)

Change in net assets from shareholder distributions	(2,689,424)	(1,023,679)

Capital Transactions:
Proceeds from shares issued	23,656,008	7,107,260
Dividends reinvested	2,331,877	895,790
Cost of shares redeemed	(2,947,120)	(4,603,131)

Change in net assets from capital share transactions	23,040,765	3,399,919

Change in net assets	24,063,338	4,703,867

Net Assets:
Beginning of year	29,831,049	25,127,182

End of year	$53,894,387	$29,831,049

Share Transactions:
Issued	2,043,074	648,940
Reinvested	201,945	81,700
Redeemed	(256,101)	(420,012)

Change in shares	1,988,918	310,628

Accumulated net investment income	$64,196	$40,106

See notes to financial statements.

22

1st Source Monogram Funds
Long/Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the
				period ended
	For the year ended			March 31,
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$11.21	$10.69	$10.59	$10.00

Investment Activities:
Net investment income	0.26	0.21	0.08	—	(b)
Net realized and unrealized gains from investments	0.90	0.71	0.35	0.61

Total from investment activities	1.16	0.92	0.43	0.61

Distributions:
Net investment income	(0.28)	(0.20)	(0.09)	—	(b)
Net realized gains	(0.50)	(0.20)	(0.24)	(0.02)

Total distributions	(0.78)	(0.40)	(0.33)	(0.02)

Net Asset Value, End of Period	$11.59	$11.21	$10.69	$10.59

Total Return	10.44%	8.80%	4.07%	6.14	%(c)

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$53,894	$29,831	$25,127	$18,824
Ratio of net expenses to average net assets (d)	1.84%	1.72%	1.71%	1.77	%(e)
Ratio of net investment income to average net assets	2.40%	1.98%	0.76%	0.09	%(e)
Ratio of expenses to average net assets (d)(f)	2.09%	1.98%	1.97%	2.02	%(e)
Portfolio turnover	172%	123%	206%	120	%(c)

(a)	The Long/Short Fund commenced operations on August 1, 2003.

(b)	Amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Includes dividend expense on securities sold short of 0.20%, 0.09%, 0.07% and 0.06% for the periods ended March 31, 2007, 2006, 2005, and 2004, respectively.

(e)	Annualized.

(f)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

23

1st Source Monogram Funds
Notes to Financial Statements
March 31, 2007
1. Organization:
     The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a “Fund,” collectively the “Funds”):

Fund Legal Name	Short Name
1st Source Monogram Income Equity Fund	Income Equity Fund
1st Source Monogram Income Fund	Income Fund
1st Source Monogram Long/Short Fund	Long/Short Fund
Financial statements for all other series of the Group are published separately.
     Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Reorganization:
     Income Equity Fund - The Trust entered into an agreement and plan of reorganization on behalf of the Diversified Equity Fund and the Income Equity Fund, that provides for the acquisition by the Income Equity Fund of all of the assets, subject to stated liabilities, of the Diversified Equity Fund, in exchange for shares of the Income Equity Fund, the distribution of such shares to the shareholders of the Diversified Equity Fund and the dissolution of the Diversified Equity Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the Board of Trustees on January 16, 2007 and completed on March 30, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Diversified Equity	Income Equity	Income Equity
	Fund	Fund	Fund
Shares	2,348,520.441	10,012,539.023	11,278,057.346
Net Assets	$18,724,111	$148,143,586	$166,867,697
Net Asset Value:	$7.97	$14.80	$14.80
Net unrealized appreciation	$2,016,254	$33,960,326	$35,976,580
3. Significant Accounting Policies:
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio
Continued

24

1st Source Monogram Funds
securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.
     Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.
New Accounting Pronouncements:
     On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Funds’ financial statements has not yet been determined.
     In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.
Repurchase Agreements:
     The Funds may enter into repurchase agreements with banks or broker-dealers which 1st Source Corporation Investment Advisers, Inc., (the “Adviser”), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Written Options:
     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the year ended March 31, 2007.
Security Transactions and Related Income:
     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
Continued

25

1st Source Monogram Funds
Short Sales Transactions:
     The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.
Expenses:
     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.
Dividends to Shareholders:
     Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund and Income Fund. Dividends for the Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.
     The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘’book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Federal Income Taxes:
     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.
     4. Related Party Transactions:
Investment Adviser:
     The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Fund	Fee Rate
Income Equity Fund	0.80%
Income Fund	0.55
Long/Short Fund	1.10
Administration:
     The Funds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”). BISYS Ohio provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. As transfer agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses.
Continued

26

1st Source Monogram Funds
     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $20,379 for the year ended March 31, 2007, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.
     Effective July 1, 2005, the Funds entered into a Shareholder Servicing agreement with 1st Source Bank to provide shareholder services. The fees paid with respect to each applicable Fund is computed and paid monthly at an annual rate not to exceed $18.00 per account.
Distribution:
     The Funds and BISYS Fund Services Limited Partnership (the “Distributor”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Adviser, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2007, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.
5. Purchases and Sales of Securities:
     Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the year ended March 31, 2007, totaled:

Fund	Purchases		Sales
Income Equity Fund	$35,643,543	*	$33,696,077
Income Fund	44,985,174		43,599,621
Long/Short Fund	67,837,364		53,868,711

*	$16,345,246 in purchases by the Fund on 3/31/07 were excluded from this table because they related to securities acquired from the merger with the Diversified Equity Fund.
6. Federal Tax Information:
At March 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Income Equity Fund	$130,568,088	$37,389,540	$(1,809,874)	$35,579,666
Income Fund	79,292,869	290,882	(1,364,962)	(1,074,080)
Long/Short Fund	39,631,943	2,910,698	(1,121,495)	1,789,203
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$2,254,928	$9,240,309	$11,495,237	$—	$11,495,237
Income Fund	3,219,656	—	3,219,656	—	3,219,656
Long/Short Fund	1,948,417	741,007	2,689,424	—	2,689,424
The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$2,909,557	$10,900,504	$13,810,061	$—	$13,810,061
Income Fund	3,057,168	—	3,057,168	—	3,057,168
Long/Short Fund	1,002,356	21,323	1,023,679	—	1,023,679
Continued

27

1st Source Monogram Funds
As of March 31, 2007, the components of accumulated earnings/(deficit) on a tax basis was as follows:
Total Accumulated Earnings (Deficit)

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long—Term	Accumulated	Capital and	Appreciation	Earnings
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)[2]	(Deficit)

Income Equity Fund	$34,244	$2,469,516	$2,503,760	$(1,550,501)	$35,579,666	$36,532,925
Income Fund	72,251	—	72,251	(3,456,064)	(1,074,080)	(4,457,893)
Long/Short Fund	1,428,836	79,355	1,508,191	—	1,789,203	3,297,394

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, partnerships, and the return of capital adjustments from real estate investment trusts.
As of March 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

	Amount	Expires
Income Equity Fund	$285,872	2011
	1,264,629	2012
Income Fund	743,428	2009
	283,047	2013
	958,942	2014
	1,382,991	2015
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2008:

Post-October Loss
Income Fund	$87,656

28

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
1st Source Monogram Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the 1st Source Monogram Funds (comprised of the 1st Source Monogram Income Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund) (collectively, the “Funds”) (three of the funds constituting the Coventry Group) as of March 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the three years or periods in the period ended March 31, 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 24, 2005.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Source Monogram Funds at March 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 24, 2007

29

1st Source Monogram Funds
Additional Information (unaudited)
The Annual Consideration By The Board Of Trustees Of The Continuation Of The Investment Advisory Agreement Between The Funds And 1st Source Corporation Investment Advisers, Inc. (The “Adviser”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 14, 2007. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 14, 2007, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed with them the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board noted certain organizational changes with the Funds, including the reorganization of the 1st Source Monogram Diversified Equity Fund into the 1st Source Monogram Income Equity Fund, as well as the closure of the 1st Source Monogram Special Equity Fund. The Board considered the services performed by the Adviser on behalf of the Funds and changes in personnel at the Adviser.
The Board then review the performance of the Funds, taking note of the fact that each of the Funds, other than the 1st Source Monogram Income Equity Fund and the 1st Source Monogram Long/Short Fund, generally underperformed their benchmarks for the one-, three- and five-year periods. The Board reviewed efforts that the Adviser has been taking to address the performance results for Funds in order to achieve more consistently favorable results. The Board requested that they be kept apprised of these efforts by the Adviser. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds, as well as plans for the continued growth of each Fund.
Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that the advisory fees and expense ratios of each of the Funds were within the range of advisory fees and expense ratios for comparable funds. The Board noted the range of investment advisory services provided by the Adviser and the level and quality of these services. The Board also reviewed financial information concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds, noting the relationship was profitable to the Adviser and that the Adviser was financially sound.
In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board of Trustees did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision-making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements in their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.
Continued

30

1st Source Monogram Funds
Federal Income Tax Information
During the fiscal year ended March 31, 2007, the Funds declared long—term realized gain distributions in the following amounts:

15% Capital Gains
Income Equity Fund	$9,240,309
Long/Short Fund	741,007
For the fiscal year ended March 31, 2007, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Income Equity Fund	100%
Income Fund	5%
Long/Short Fund	32%
For the fiscal year ended March 31, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

Qualified Dividend Income
Income Equity Fund	100%
Income Fund	3%
Long/Short Fund	36%
Table of Shareholder Expenses (unaudited):
As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

1st Source Monogram Income Equity Fund	$1,000.00	$1,107.20	$5.99	1.14%
1st Source Monogram Income Fund	1,000.00	1,024.20	4.44	0.88%
1st Source Monogram Long/Short Fund	1,000.00	1,060.40	9.45	1.84%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	10/01/06	03/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Income Equity Fund	$1,000.00	$1,019.25	$5.74	1.14%
Income Fund	1,000.00	1,020.54	4.43	0.88%
Long/Short Fund	1,000.00	1,015.76	9.25	1.84%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

31

1st Source Monogram Funds
Results of Special Meeting of Shareholders
A special meeting of the shareholders (the “Meeting”) of The Coventry Group (the “Group”) was held on March 26, 2007. The Funds are separate investment series of the Group. The Meeting was held for the purpose of approval of the Agreement and Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Diversified Equity Fund in exchange for Shares of the 1st Source Monogram Income Equity Fund (the “Income Equity fund”); (ii) the distribution of shares of the Income Equity fund so received to shareholders of the Diversified Equity Fund; and (iii) the liquidation and termination of the Diversified Equity Fund. Information regarding the results of the shareholder vote are set forth below.

			% of
		Number of	Outstanding	% of
Fund		Shares	Shares	Shares Present
Diversified Equity Fund
	Affirmative	4,411,187.311	72.634%	100%
	Against	0	0%	0%
	Abstain	0	0%	0%
	Total	4,411,187.311	72.634%	100%
Continued

32

1st Source Monogram Funds
Trustees and Officers (Unaudited)
March 31, 2007
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-766-8938.

Name,		Term of Office**		Number of Funds
Address	Positions(s) Held	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
Age	with the Funds	Time Served	During Past Five Years	Overseen by Trustee	Held by Trustee

INTERESTED TRUSTEES*

Walter B. Grimm	Trustee	Since 1996	Co-Owner, Leigh Investments, Inc. (Real	12	American
3435 Stelzer Road			Estate), 1/06 to present; Employee of BISYS		Performance Funds;
Columbus, Ohio 43219			Fund Services, 6/92 to 9/05		Legacy Funds Group;
Age: 61					Performance Funds
Trust

INDEPENDENT TRUSTEES

Maurice G. Stark	Trustee	Since 1992	Consultant, (part-time) Battelle Memorial	12	The Coventry Funds
3435 Stelzer Road			Institute, 1/95 to present.		Trust
Columbus, Ohio 43219
Age: 71

Michael M. Van Buskirk	Trustee	Since 1992	Chief Executive Officer, Ohio Bankers Assoc.	12	The Coventry Funds
3435 Stelzer Road			(industry trade association), 5/91 to present.		Trust
Columbus, Ohio 43219
Age: 60

Diane Armstrong	Trustee	Since 2004	Principal of King Dodson Armstrong Financial	12	The Coventry Funds
3435 Stelzer Road			Advisors, Inc., 8/03 to present; Director		Trust
Columbus, Ohio 43219			of Financial Planning, Hamilton Capital
Age: 42			Management, 4/00 to 8/03.

Dr. James Woodward	Trustee	Since 1997	Chancellor Emeritus, University of North	12	The Coventry Funds
9201 University City Blvd. Road			Carolina at Charlotte, 7/05 to present;		Trust
Charlotte, NC 28223			Chancellor, University of North Carolina at
Age: 67			Charlotte, 7/98 to 7/05.

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young	President	Since 1999	Employee of BISYS Fund Services, 10/93 to
3435 Stelzer Road			present.
Columbus, Ohio 43219
Age: 42

Linda A. Durkin	Treasurer	Since 2006	Employee of BISYS Fund Services, 9/06
3435 Stelzer Road			to present; employee of Investors Bank
Columbus, Ohio 43219			and Trust, 2/06 to 9/06; employee of RR
Age: 46			Donnelley, 6/03 to 1/06; Vice President -
Director of Fund Administration at Mercantile-
Safe Deposit and Trust Co., 5/93 to 6/02.

Timothy Bresnahan***	Secretary	Since 2005	From February 2005 to present, Associate
3435 Stelzer Road			Counsel, BISYS Fund Services; from
Columbus, Ohio 43219			March 2004 to February 2005, Associate
Age: 38			of the law firm of Greenberg Traurig;
P.A. from October to March 2004, Legal
Product Specialist, Deutsche Bank Asset
Management, Inc.; from September, 2001
to February, 2003, Associate of the law firm
Goodwin Procter, L.L.P.

Eric B. Phipps	Chief Compliance	Since 2006	Employee of BISYS Fund Services, 6/06
3435 Stelzer Road	Officer		to present; employee of the United States
Columbus, Ohio 43219			Security and Exchange Commission, 10/04
Age: 35			to 5/06; employee for BISYS Fund Services
as Director in Compliance Services, 12/95
to 10/04.

*	Mr. Grimm is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds’ distributor and administrator.

**	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

***	Curtis Barnes was elected Secretary on May 11, 2007 following the resignation of Timothy Bresnahan.

33

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INVESTMENT ADVISER
1st Source Corporation Investment Advisers, Inc.
100 North Michigan Street
South Bend, IN 46601
DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938
This material must be preceded or accompanied
by a current prospectus.
FSSEPT 05/07

Boston Trust Investment Management, Inc

Walden Social Balanced Fund
Walden Social Equity Fund

Walden Asset Management
Investing for social change since 1975

ANNUAL REPORT

March 31, 2007

Table of Contents	Annual Report March 31, 2007

Boston Trust Balanced Fund
Market and Performance Review	1
Investment Performance	3
Schedule of Portfolio Investments	8
Financial Statements	10
Financial Highlights	12

Boston Trust Equity Fund
Market and Performance Review	1
Investment Performance	4
Schedule of Portfolio Investments	13
Financial Statements	14
Financial Highlights	16

Boston Trust Small Cap Fund
Market and Performance Review	5
Investment Performance	7
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Social Research and Action Update	21

Walden Social Balanced Fund
Market and Performance Review	23
Investment Performance	26
Schedule of Portfolio Investments	28
Financial Statements	30
Financial Highlights	32

Walden Social Equity Fund
Market and Performance Review	23
Investment Performance	27
Schedule of Portfolio Investments	33
Financial Statements	34
Financial Highlights	36

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	40

Supplementary Information	41

Information about Trustees & Officers	45

Market and Performance Review (unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Economic Summary & Outlook
When we look back at the past fiscal year’s financial market trends a few years from now, it will be difficult to recall much more than the above average stock returns and the tame bond market results outlined on page 3. From the more vivid memory we have today, however, it is fair to state that fiscal 2007 was far from the placid year these final total return numbers imply. As recently as the middle of July, 2006, the S&P 500 Index1 was actually down for the year. Year-to-date bond returns were also negative at that time. The widespread summer 2006 investor pessimism was easy to understand. By early July, oil prices were approaching a record of nearly $80 per barrel, and the Federal Reserve (the “Fed”) had yet to curtail an interest rate policy that had driven the Fed Funds rate steadily upward to just over 5% from a low of roughly 1% in June, 2004. It had also become clear that the housing market had peaked, with prices stalled or declining throughout most of the country. And even the previously strong trends in employment and business capital spending had begun to moderate. Little wonder, then, that many investors believed that an economic recession was likely in the year ahead, while others feared the dual and more harmful combination of recession and rising inflation.
As the summer of 2006 progressed, however, these economic fears failed to materialize. The Fed stopped raising interest rates, oil prices fell to below $60 a barrel, inflation remained low, housing prices did not enter a free-fall, and total employment increased. The continued strength in corporate profits was another pleasant development. Stock prices soon recovered even faster than they had declined and, as measured by the S&P 500 Index, by March, 2007 stock values were close to the historic highs reached back in March, 2000. We shared some of the economic and market concerns that were prevalent last summer, but concluded that the economy was unlikely to fade into recession. We also believed that overall equity valuations were attractive relative to the low yields available in the bond market. Collectively, these views led us to retain the equity allocation in Boston Trust Balanced Fund at close to the upper-end of the usual 40% to 75% range.†
As we begin fiscal year 2008, continued moderate Gross Domestic Product (“GDP”)2 growth with low inflation, in our opinion, remains the most likely economic path for the year ahead. Moreover, since corporate profit growth has outpaced the increase in stock prices in recent years, on average stocks are still available at about sixteen times anticipated calendar 2007 earnings, which is close to the historic norm and among the lowest valuations since the mid-1990’s. From these levels, even modest growth in the economy and corporate profits in 2007 is likely to translate to stock returns that are higher than the roughly 5% yields currently available in bonds or money market instruments. Barring a change in either the economic environment or valuation level, we do not expect to alter the Boston Trust Balanced Fund’s asset allocation blend in the months ahead.†

†	Portfolio composition is subject to change.

[1]	The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Market and Performance Review (cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco
Investment Strategy
Asset Allocation: Boston Trust Balanced Fund’s asset allocation has not changed much since the end of calendar 2003. As we decided to do in fiscal 2007, throughout this period we have kept the equity blend close to the upper end of the usual 40% to 75% range. Our view has been that stock prices were likely to trend upward within an environment of low interest rates and above average economic growth accompanied by strong corporate profits. The pace of GDP and corporate profit growth is likely to moderate over the next year or two, but stock valuations are sufficiently low, in our opinion, to justify a continued high equity exposure in the Balanced Fund. (As a matter of policy, the Equity Fund remains close to fully invested in stocks in most periods). For our position to change in the Balanced Fund, we would have to see greater evidence of economic weakness with competitive pressure on corporate profits and cash flows. We also continue to watch for early signs of a resurgence in inflation. Commodity price increases are a relatively minor concern. Rises in unit labor costs due to either a lack of productivity growth or a sharp increase in compensation would be more troublesome.†
Fixed Income: We begin fiscal 2008 with interest rates virtually flat across all maturities, and once again we do not expect much of a change in interest rates through the year. Should the widely anticipated easing in Federal Reserve policy occur, however, we expect most of the interest rate decline to occur in bonds that mature within five years, not longer maturity issues where yields did not rise while the Federal Reserve was increasing short-term rates from 2004 through last summer. To reflect these views, over the past several months we increased the Balanced Fund’s investments in two- to four-year maturity government agency issues to roughly 70% of total fixed income assets. Most of the balance is held in a combination of mortgage backed securities and TIPS (treasury inflation protected securities).†
Equity Segment: In light of continued growth in sales, profits and cash flows, many of the type of stocks we prefer have been available at comparatively good values in recent years. Through fiscal 2007, we added several new equity positions in both the Balanced and Equity Funds. While the new purchases were across a wide range of industries, we emphasized companies that are well positioned to compete globally. These included American Express, Diageo, McGraw-Hill, Nike, Nokia and PepsiCo. All of these companies have global franchises and the ability to register growth in both developed and emerging markets. Please note that two of the new investments, Diageo and Nokia, are based outside the United States. Diageo, which produces and distributes a broad line of alcoholic beverages, is based in the United Kingdom, while Nokia, the cell phone manufacturer that is particularly strong in emerging markets, is based in Finland.†
Purchase of a few international stocks (via U.S.-traded American Depositary Receipts) is a natural extension of the approach we have taken for many years – the selection of companies that are in a good position to grow in both the United States and abroad. In order to assess diversification, risk and growth potential, we have always examined the geographic derivation of sales and earnings for companies based in the United States. The increasing uniformity of accounting and business practices of global companies based internationally allows us to expand our investment universe. Provided local politics are stable, the location of a corporations’ headquarters is now less important than the geographic diversification of its business. Indeed, many companies with international headquarters derive more of their revenue from the United States than from their domestic activities. As we expand our research efforts in the year ahead, we may add other internationally based, global companies to the Fund’s portfolio. Their inclusion does not signal a change in investment direction or process, only our continued effort to gain greater diversification and improve long term performance.†
Thank you for your continued confidence in our services. Please feel free to contact me directly at 617-726-7252 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Boston Trust Balanced Fund
Investment Performance (unaudited)	March 31, 2007
Fund Net Asset Value: $ 29.87
Gross Expense Ratio: 1.08%

		Annualized
	Quarter Ended	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/07	3/31/07	3/31/07	3/31/07
Boston Trust Balanced Fund*	1.53%	8.98%	6.40%	8.00%
Lipper Mixed-Asset Target Allocation Growth Funds Average	1.49%	9.54%	6.50%	7.28%
Standard & Poor’s 500 Stock Index	0.64%	11.83%	6.27%	8.20%
Lehman Brothers Government/Credit Bond Index	1.47%	6.38%	5.57%	6.51%
90-Day U.S. Treasury Bills	1.21%	4.83%	2.51%	3.58%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	After all expenses at an annual rate of 1.00%, the adviser’s expense limitation.
The chart represents a historical investment of $10,000 in the Boston Trust Balanced Fund from April 1, 1997, to March 31, 2007, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Balanced Fund is compared to the Standard & Poor’s 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Investment Performance (unaudited)	Boston Trust Equity Fund March 31, 2007
Fund Net Asset Value: $13.17
Gross Expense Ratio: 1.11%

		Annualized
	Quarter Ended	1 Year Ended	Since Inception
	3/31/07	3/31/07	Oct. 1, 2003
Boston Trust Equity Fund*	1.23%	9.20%	10.27%
Standard & Poor’s 500 Stock Index	0.64%	11.83%	12.02%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	After all expenses at an annual rate of 1.00%, the adviser’s expense limitation.
The chart represents a historical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003, to March 31, 2007, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Equity Fund is compared to the Standard & Poor’s 500 Stock Index, which is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Market and Performance Review	Boston Trust Small Cap Fund Manager Commentary by Kenneth Scott
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial Markets and Fund Performance
The Boston Trust Small Cap Fund rose 7.75% in the twelve months ended March 31, 2007, outpacing the performance of the Russell 2000® Index3 of small capitalization stocks, which increased 5.91% during the period. For the three-year, five-year, and ten-year periods ended March 31, 2007 (see page 1 for more detail), the Fund has outperformed the Russell 2000® benchmark, with less volatility over longer term periods.
Small capitalization stocks posted modest results in the first quarter of 2007, after breaking through to new historic highs in the fourth quarter of 2006. Valuation of small cap stocks as a whole, as measured by price-to-earnings ratio (PE)4 of the Russell 2000® Index, remain near an historical peak of 30x, and within the index’s PE range of the past several years. However, profit margins (earnings as a portion of sales) for small cap stocks are also near historical peaks. Without room for significant, additional margin growth to drive earnings, the valuation of the small cap index does not appear as attractive as it had previously.
A continued healthy economy, an end to Fed rate hikes, and continued merger and acquisition activity may benefit small cap stocks and equity markets overall. However, an economic environment of decelerating gross domestic product (“GDP”)5 contained inflation, and moderately rising interest rates may favor large cap stocks over small cap stocks. This would reverse eight years of relative outperformance of large cap stocks (the S&P 5006) by small cap stocks (the Russell 2000®). Nevertheless, we believe that the Fund’s focus on innovative, higher quality, and more reasonably valued small cap stocks leveraged to higher growth areas of the economy may continue to provide relative long-term outperformance.†
As we have stated before, we use both a thematic approach to stock picking and an emphasis on higher quality stocks to potentially drive long term outperformance in the Fund. Among the Fund’s unique investment themes, companies categorized in Resource Efficiency have performed well in the past six months. We believe the long-term secular trends in all Fund investment themes remain intact.†
As mentioned in October, we decided to subdivide one of the Fund’s investment themes on September 30, 2006. We replaced the Environmental Efficiency theme with: Energy Solutions, Resource Efficiency, and Waste Reduction. We anticipate that this change will help focus and manage our efforts to identify higher quality Fund holdings leveraged to favorable secular economic trends. That said, there was no change in Fund holdings or investment process as a result of this change.†
Ironically, despite the Fund’s strong relative and absolute performance during the fiscal period, the Fund’s higher quality profile appears to have detracted from its short-term performance. Generally speaking, the higher the quality of a small cap stock (as measured by Standard & Poor’s), the worse its performance during the past six months. Nevertheless, the Fund continues to favor companies with better-than-average profitability, better-than-average growth rates, reasonable valuation, and below-average risk. We believe such higher quality stocks generally outperform lower quality stocks in declining markets, and through full market cycles. Moreover, we believe that a combination of earnings deceleration, rising interest rates, and increased quality spreads in the near- or mid-term may favor higher quality/lower risk investment styles.†
We sold the full position of six stocks from the Fund during the fiscal period. The market capitalization of American Capital Strategies became too big for the Fund, a good reason to sell. Cisco announced its acquisition of WebEx, and Whole Foods Market announced its acquisition of Wild Oats. We also sold Bandag, which Bridgestone acquired. An acquisition of Biosite is pending. Conversely, we believe the financial fundamentals of Corinthian Colleges, Invacare and Journal Communications faltered and may deteriorate further. The merger of Citizens Bank of Michigan and Republic Bank went through in early 2007 creating a new Fund holding.†

[3]	The Russell 2000® Index is generally representative of the smallest 2000 companies in the Russell 3000® Index.

[4]	The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

[5]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

[6]	The S&P 500 Stock Index is an unmanaqged index that is generally representative of the U.S. stock market as a whole.

†	Portfolio composition is subject to change.

Market and Performance Review (cont.)	Boston Trust Small Cap Fund Manager Commentary by Kenneth Scott
Conversely, during the fiscal period, the Fund also purchased stakes in several other companies. They included Bank of Hawaii, Blackbaud, Fuel Tech, J2 Global Communications, Meridian Bioscience, Middleby, Rackable Systems, SunPower and VeraSun. Bank of Hawaii is the second largest bank in Hawaii with 74 branches, and $7.7 billion in deposits. Under a new management team, the bank has retrenched after an ill-advised expansion strategy earlier this decade. Blackbaud designs software tools for nonprofit organizations, helping them manage donor relationships, fund-raising campaigns, finance/ accounting, performance analytics, Internet community-building, and ticketing. Fuel Tech makes air pollution control equipment and specialty chemicals that reduce emissions of oxides of nitrogen (NOx) and other pollutants from power plants and other facilities. J2 Global is a leading player in the online communications and messaging field, pioneering the fax-over-Internet (eFax) service. Meridian Bioscience is a leading developer of innovative diagnostic tests, including those for parasitic, gastrointestinal, viral and upper respiratory disease. Middleby is a leader in the commercial cooking equipment industry; its new products feature faster cooking speeds, energy management devices, and redesigns. Rackable Systems is a niche provider of hardware for data centers; its patented design and cooling system offers high product performance with 40% less heat. SunPower is currently the only profitable, publicly traded U.S. solar power company. VeraSun Energy is the second largest U.S. ethanol producer and the largest “pure play” ethanol company.
On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at 617.726.7250 should you have any questions about our investment views or your account. My email address is kscott@bostontrust.com.
The equities of the companies in bold-face in the above commentary were holdings of the Boston Trust Small Cap Fund as of March 31, 2007.

Kenneth Scott
Portfolio Manager
Boston Trust Investment Management, Inc.

Investment Performance (unaudited)	Boston Trust Small Cap Fund March 31, 2007
Fund Net Asset Value: $11.55
Gross Expense Ratio: 1.52%

		Annualized
	Quarter Ended	1 Year Ended	3 Years Ended	5 Years Ended	10 Years Ended
	3/31/07	3/31/07	3/31/07	3/31/07	3/31/07
Boston Trust Small Cap Fund*	5.38%	7.75%	12.44%	11.75%	12.60%
Russell 2000® Index	1.95%	5.91%	12.00%	10.95%	10.23%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The quoted performance for the Boston Trust Small Cap Fund (“Mutual Fund”) prior to December 16, 2005 (when the Fund was first registered) includes performance of a common and collective trust fund (“Commingled”) account advised by Boston Trust Investment Management, Inc. for periods dating back to 3/31/96 and prior to commencement of operations of the Mutual Fund. The Commingled performance was restated to reflect the expenses associated with the Mutual Fund. The Commingled account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled accounts’ performance may have been adversely affected.
The chart represents a historical investment of $10,000 in the Boston Trust Small Cap Fund from April 1, 1997 to March 31, 2007, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Small Cap Fund is compared to the Russell 2000® Index, which is unmanaged and generally representative of the smallest 2000 companies in the Russell 3000® Index. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2007
Common Stocks (73.0%)

Security Description	Shares	Value ($)
Basic Materials (4.7%)
Air Products & Chemicals, Inc.	15,000	1,108,350
Donaldson Co., Inc.	75,000	2,707,500
Ecolab, Inc.	40,000	1,720,000
Sigma-Aldrich Corp.	60,000	2,491,200

		8,027,050

Capital Goods (5.3%)
Emerson Electric Co.	40,000	1,723,600
Illinois Tool Works, Inc.	60,000	3,096,000
Precision Castparts Corp.	40,000	4,162,000

		8,981,600

Communication Services (1.6%)
Idearc, Inc.	750	26,325
Nokia Corp., ADR	50,000	1,146,000
Verizon Communications, Inc.	40,000	1,516,800

		2,689,125

Consumer Cyclicals (6.0%)
Chico’s FAS, Inc.(a)	50,000	1,221,500
Honda Motor Co., Ltd ., ADR	25,000	871,750
Johnson Controls, Inc.	25,000	2,365,500
NIKE, Inc., Class B	10,000	1,062,600
Staples, Inc.	40,000	1,033,600
Target Corp.	50,000	2,963,000
The Home Depot, Inc.	20,000	734,800

		10,252,750

Consumer Products (3.8%)
Alberto-Culver Co.	40,000	915,200
Aptargroup, Inc.	25,000	1,673,250
Diageo PLC, ADR	25,000	2,023,750
The McGraw-Hill Cos., Inc.	30,000	1,886,400

		6,498,600

Consumer Staples (8.2%)
Clorox Co.	20,000	1,273,800
Costco Wholesale Corp.	50,000	2,692,000
PepsiCo, Inc.	40,000	2,542,400
Procter & Gamble Co.	60,000	3,789,600
Sysco Corp.	50,000	1,691,500
W.W. Grainger, Inc.	25,000	1,931,000

		13,920,300

Energy (7.7%)
Apache Corp.	15,000	1,060,500
BP PLC, ADR	5,000	323,750
Chevron Corp.	38,000	2,810,480
Exxon Mobil Corp.	100,000	7,545,000
XTO Energy, Inc.	25,000	1,370,250

		13,109,980

Financial Services (13.9%)
American Express Co.	50,000	2,820,000
American International Group, Inc.	10,000	672,200
Bank of America Corp.	40,000	2,040,800
Cincinnati Financial Corp.	30,000	1,272,000
Commerce Bancshares, Inc.	10,000	483,100
Morgan Stanley	20,000	1,575,200
Northern Trust Corp.	20,000	1,202,800
State Street Corp.	25,000	1,618,750
Suntrust Banks, Inc.	10,000	830,400
T. Rowe Price Group, Inc.	80,000	3,775,200
The Goldman Sachs Group, Inc.	15,000	3,099,450
Wachovia Corp.	20,000	1,101,000
Common Stocks, continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Financial Services, Continued
Wells Fargo & Co.	30,000	1,032,900
Wilmington Trust Corp.	50,000	2,108,500

		23,632,300

Health Care (10.9%)
Becton, Dickinson & Co.	40,000	3,075,600
C.R . Bard, Inc.	40,000	3,180,400
Dentsply International, Inc.	70,000	2,292,500
Johnson & Johnson, Inc.	35,000	2,109,100
Medtronic, Inc.	35,000	1,717,100
Novartis AG, ADR	40,000	2,185,200
Saint Jude Medical, Inc.(a)	25,000	940,250
Stryker Corp.	30,000	1,989,600
UnitedHealth Group, Inc.	10,000	529,700
Waters Corp.(a)	10,000	580,000

		18,599,450

Producer Products (1.8%)
Carlisle Cos., Inc.	30,000	1,287,900
General Electric Co.	50,000	1,768,000

		3,055,900

Technology (7.1%)
3M Co.	5,000	382,150
Applied Materials, Inc.	60,000	1,099,200
Automatic Data Processing, Inc.	10,000	484,000
Cisco Systems, Inc.(a)	75,000	1,914,750
EMC Corp.(a)	95,000	1,315,750
International Business Machines Corp.	10,000	942,600
Microsoft Corp.	135,000	3,762,450
Oracle Corp.(a)	125,000	2,266,250

		12,167,150

Transportation (2.0%)
C.H . Robinson Worldwide, Inc.	35,000	1,671,250
United Parcel Service, Inc., Class B	25,000	1,752,500

		3,423,750

TOTAL COMMON STOCKS (Cost $79,744,102)		124,357,955

Basic Materials (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	326,010

Consumer Cyclicals (0.3%)
Leggett & Platt, Inc., 6.25%, 9/9/08(b)	500,000	506,539

Financial Services (0.6%)
General Electric Capital Corp., 8.30%, 9/20/09	1,000,000	1,077,202

TOTAL CORPORATE BONDS (Cost $1,844,143)		1,909,751

U.S. Government Agency Obligations (23.1%)
Federal Farm Credit Bank (5.3%)
6.80%, 10/12/07	2,500,000	2,520,740
6.30%, 12/20/10	1,500,000	1,577,262
4.75%, 12/7/09	5,000,000	4,993,495
Federal Home loan Bank (13.6%)
5.25%, 6/10/11	3,000,000	3,048,531
5.00%, 12/12/08	12,000,000	12,023,184
5.00%, 9/12/08	3,000,000	3,004,128
5.25%, 9/11/09	5,000,000	5,048,955
Continued

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2007
U.S. Government Agency Obligations, continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Government National Mortgage
Association, 6.00%, 10/15/36	3,908,412	3,960,468
U.S. Treasury Inflation Protected Bonds,
3.50%, 1/15/11	2,896,725	3,070,733

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,013,928)		39,247,496

Investment Company (2.5%)
Fifth Third Institutional Government Money Market Fund, Institutional Class (Cost $4,266,920)	4,266,920	4,266,920

TOTAL INVESTMENTS (Cost $124,869,093) — 99.7%		169,782,122
Other assets in excess of liabilities — 0.3%		524,957

NET ASSETS — 100.0%		$170,307,079

(a)	Non-income producing security

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

ADR American Depository Receipt

PLC Public Limited Co.
See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at value (cost $124,869,093)		$169,782,122
Interest and dividends receivable		740,578
Receivable for capital shares issued		642
Prepaid expenses and other assets		4,352

Total Assets		170,527,694

Liabilities:
Payable for capital shares redeemed	52,395
Accrued expenses and other liabilities:
Investment adviser	101,651
Chief compliance officer	1,256
Administration	3,508
Custodian	6,000
Transfer agent	3,000
Trustee	1,001
Other	51,804

Total Liabilities		220,615

Net Assets		$170,307,079

Composition of Net Assets:
Capital		$122,170,343
Accumulated net investment income		686,182
Accumulated net realized gains from investment transactions		2,537,525
Unrealized appreciation from investments		44,913,029

Net Assets		$170,307,079

Shares outstanding (par value $0.001, unlimited number of shares authorized)		5,701,283

Net Asset Value, Offering Price and Redemption Price per share		$29.87

Statement of Operations
For the year ended March 31, 2007

Investment Income:
Interest		$1,799,262
Dividends		2,297,597

Total Investment Income		4,096,859

Expenses:
Investment adviser	1,227,604
Accounting	3,263
Administration	327,365
Trustee	20,993
Custodian	33,110
Transfer agency	18,030
Chief compliance officer	14,218
Other	100,321

Total expenses before fee reductions		1,744,904
Fees voluntarily reduced by the administrator		(88,241)
Fees contractually reduced by the investment adviser		(19,700)

Net Expenses		1,636,963

Net Investment Income		2,459,896

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		5,782,995
Change in unrealized appreciation/depreciation from investments		5,666,864

Net realized/unrealized gains from investments		11,449,859

Change in net assets from operations		$13,909,755

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$2,459,896	$3,030,255
Net realized gains from investment transactions	5,782,995	5,646,714
Change in unrealized appreciation/depreciation from investments	5,666,864	(438,919)

Change in net assets from operations	13,909,755	8,238,050

Dividends:
Net investment income	(2,281,753)	(3,019,048)
Net realized gains from investment transactions	(7,407,670)	(3,203,393)

Change in net assets from shareholder dividends	(9,689,423)	(6,222,441)

Capital Share Transactions:
Proceeds from shares issued	9,381,945	10,440,109
Dividends reinvested	9,144,039	6,006,136
Cost of shares redeemed	(16,914,138)	(26,204,809)

Change in net assets from capital share transactions	1,611,846	(9,758,564)

Change in net assets	5,832,178	(7,742,955)

Net Assets:
Beginning of year	164,474,901	172,217,856

End of year	$170,307,079	$164,474,901

Share Transactions:
Issued	316,451	362,868
Reinvested	310,599	209,858
Redeemed	(575,565)	(909,336)

Change in shares	51,485	(336,610)

Accumulated net investment income	$686,182	$508,039

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$29.11	$28.77	$27.63	$23.71	$25.58

Investment Activities:
Net investment income	0.46	0.53	0.50	0.43	0.57
Net realized and unrealized gains (losses) from investments	2.13	0.88	1.15	3.97	(1.88)

Total from investment activities	2.59	1.41	1.65	4.40	(1.31)

Dividends:
Net investment income	(0.43)	(0.52)	(0.50)	(0.48)	(0.56)
Net realized gains from investments	(1.40)	(0.55)	(0.01)	—	—

Total Dividends	(1.83)	(1.07)	(0.51)	(0.48)	(0.56)

Net Asset Value, End of Year	$29.87	$29.11	$28.77	$27.63	$23.71

Total Return	8.98%	4.97%	5.96%	18.61%	(5.16)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$170,307	$164,475	$172,218	$160,202	$131,693
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.50%	1.76%	1.75%	1.69%	2.34%
Ratio of expenses to average net assets (a)	1.07%	1.08%	1.09%	1.10%	1.07%
Portfolio turnover	37.24%	29.77%	10.38%	30.04%	20.77%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
March 31, 2007
Common Stocks (98.7%)

Security Description	Shares	Value ($)
Basic Materials (6.1%)
Air Products & Chemicals, Inc.	7,500	554,175
Donaldson Co., Inc .	30,000	1,083,000
Ecolab, Inc.	18,000	774,000
Sigma-Aldrich Corp.	30,000	1,245,600

		3,656,775

Capital Goods (7.0%)
Emerson Electric Co.	25,000	1,077,250
Illinois Tool Works, Inc.	28,000	1,444,800
Precision Castparts Corp.	16,000	1,664,800

		4,186,850

Communication Services (2.8%)
Idearc, Inc.	350	12,285
Nokia Corp., ADR	30,000	687,600
Verizon Communications, Inc.	25,000	948,000

		1,647,885

Consumer Cyclicals (10.2%)
Chico’s FAS, Inc.(a)	25,000	610,750
Claire’s Stores, Inc.	8,000	256,960
Honda Motor Co., Ltd ., ADR	20,000	697,400
Johnson Controls, Inc.	10,000	946,200
Leggett & Platt, Inc.	7,500	170,025
NIKE, Inc., Class B	10,000	1,062,600
Staples, Inc.	25,000	646,000
Target Corp.	22,500	1,333,350
The Home Depot, Inc.	10,000	367,400

		6,090,685

Consumer Products (6.2%)
Alberto-Culver Co.	15,000	343,200
Anheuser-Busch Cos., Inc.	7,500	378,450
Aptargroup, Inc.	12,500	836,625
Diageo PLC, ADR	15,000	1,214,250
The McGraw-Hill Cos., Inc.	15,000	943,200

		3,715,725

Consumer Staples (9.4%)
Clorox Co.	10,000	636,900
Costco Wholesale Corp.	15,000	807,600
PepsiCo, Inc.	17,500	1,112,300
Procter & Gamble Co.	20,000	1,263,200
Sysco Corp.	30,000	1,014,900
W.W. Grainger, Inc.	10,000	772,400

		5,607,300

Energy (9.4%)
Apache Corp.	7,000	494,900
BP PLC, ADR	5,000	323,750
Chevron Corp.	20,000	1,479,200
Exxon Mobil Corp.	35,000	2,640,750
XTO Energy, Inc.	12,500	685,125

		5,623,725

Financial Services (17.8%)
American Express Co.	20,000	1,128,000
American International Group, Inc.	5,000	336,100
Bank of America Corp.	20,009	1,020,859
Cincinnati Financial Corp.	10,000	424,000
Commerce Bancshares, Inc.	10,500	507,255
First Midwest Bancgroup, Inc.	5,000	183,750
Moody’s Corp.	5,000	310,300
Morgan Stanley	8,000	630,080
Northern Trust Corp.	5,000	300,700
State Street Corp.	15,000	971,250
Common Stocks continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Financial Services, Continued
Suntrust Banks, Inc.	5,000	415,200
T. Rowe Price Group, Inc.	30,000	1,415,700
The Goldman Sachs Group, Inc.	7,500	1,549,725
Wachovia Corp.	5,000	275,250
Wells Fargo & Co.	10,000	344,300
Wilmington Trust Corp.	20,000	843,400

		10,655,869

Health Care (13.8%)
Becton, Dickinson & Co.	15,000	1,153,350
C.R . Bard, Inc.	15,000	1,192,650
Dentsply International, Inc.	30,000	982,500
Johnson & Johnson, Inc.	12,000	723,120
Medtronic, Inc.	15,000	735,900
Novartis AG, ADR	20,000	1,092,600
Saint Jude Medical, Inc.(a)	10,000	376,100
Stryker Corp.	10,000	663,200
UnitedHealth Group, Inc.	20,000	1,059,400
Waters Corp.(a)	5,000	290,000

		8,268,820

Producer Products (2.6%)
Carlisle Cos., Inc.	8,000	343,440
General Electric Co.	35,000	1,237,600

		1,581,040

Technology (10.1%)
3M Co.	10,000	764,300
Applied Materials, Inc.	25,000	458,000
Automatic Data Processing, Inc.	5,000	242,000
Cisco Systems, Inc.(a)	35,000	893,550
EMC Corp.(a)	50,000	692,500
Intel Corp.	7,500	143,475
Linear Technology Corp.	10,000	315,900
Microsoft Corp.	65,000	1,811,550
Oracle Corp.(a)	40,000	725,200

		6,046,475

Transportation (3.3%)
C.H . Robinson Worldwide, Inc.	20,000	955,000
United Parcel Service, Inc., Class B	15,000	1,051,500

		2,006,500

Total Common Stocks (Cost $39,788,949)		59,087,649

Investment Companies (0.9%)
Fifth Third Institutional Government Money Market Fund, Institutional Class	383,573	383,573
Fifth Third Prime Money Market Fund, Institutional Class	171,094	171,094

Total Investment Companies (Cost $554,667)		554,667

Total Investments (Cost $40,343,616) — 99.6%		59,642,316
Other assets in excess of liabilities — 0.4%		241,708

NET ASSETS — 100.0%		$59,884,024

(a)	Non-income producing security

ADR	American Depository Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at value (cost $40,343,616)		$59,642,316
Interest and dividends receivable		101,704
Receivable for capital shares issued		196,666
Prepaid expenses and other assets		1,358

Total Assets		59,942,044

Liabilities:
Payable for capital shares redeemed	9,500
Accrued expenses and other liabilities:
Investment adviser	25,247
Chief compliance officer	403
Administration	1,231
Custodian	2,020
Transfer agent	3,000
Trustee	341
Other	16,278

Total Liabilities		58,020

Net Assets		$59,884,024

Composition of Net Assets:
Capital		$39,806,934
Accumulated net investment income		123,252
Accumulated net realized gains from investment transactions		655,138
Unrealized appreciation from investments		19,298,700

Net Assets		$59,884,024

Shares outstanding (par value $0.001, unlimited number of shares authorized)		4,547,654

Net Asset Value, Offering Price and Redemption Price per share		$13.17

Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends		$897,409

Total Investment Income		897,409

Expenses:
Investment adviser	394,447
Accounting	2,351
Administration	105,187
Trustee	6,549
Custodian	14,280
Transfer agency	18,008
Chief compliance officer	4,663
Other	37,648

Total expenses before fee reductions		583,133
Fees voluntarily reduced by the administrator		(28,260)
Fees contractually reduced by the investment adviser		(28,636)

Net Expenses		526,237

Net Investment Income		371,172

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,009,252
Change in unrealized appreciation/ depreciation from investments		3,338,659

Net realized/unrealized gains from investments		4,347,911

Change in net assets from operations		$4,719,083

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$371,172	$318,978
Net realized gains from investment transactions	1,009,252	1,075,994
Change in unrealized appreciation/depreciation from investments	3,338,659	1,378,297

Change in net assets from operations	4,719,083	2,773,269

Dividends:
Net investment income	(337,514)	(316,600)
Net realized gains from investment transactions	(1,077,222)	(443,122)

Change in net assets from shareholder dividends	(1,414,736)	(759,722)

Capital Share Transactions:
Proceeds from shares issued	11,565,611	7,351,639
Dividends reinvested	1,352,421	715,437
Cost of shares redeemed	(4,912,466)	(2,681,654)

Change in net assets from capital share transactions	8,005,566	5,385,422

Change in net assets	11,309,913	7,398,969

Net Assets:
Beginning of year	48,574,111	41,175,142

End of year	$59,884,024	$48,574,111

Share Transactions:
Issued	900,401	610,496
Reinvested	104,032	59,078
Redeemed	(376,716)	(222,285)

Change in shares	627,717	447,289

Accumulated net investment income	$123,252	$89,594

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the
	ended	ended	ended	period ended
	March 31,	March 31,	March 31,	March 31,
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.39	$11.86	$11.19	$10.00

Investment Activities:
Net investment income	0.09	0.09	0.10	0.03
Net realized and unrealized gains from investment transactions	1.04	0.65	0.84	1.18

Total from investment activities	1.13	0.74	0.94	1.21

Dividends:
Net investment income	(0.08)	(0.09)	(0.09)	(0.02)
Net realized gains from investments	(0.27)	(0.12)	(0.18)	—

Total Dividends	(0.35)	(0.21)	(0.27)	(0.02)

Net Asset Value, End of Period	$13.17	$12.39	$11.86	$11.19

Total Return	9.20%	6.23%	8.34%	12.06	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$59,884	$48,574	$41,175	$35,386
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.71%	0.73%	0.84%	0.59	%(c)
Ratio of expenses to average net assets (d)	1.11%	1.11%	1.14%	1.18	%(c)
Portfolio turnover	21.48%	20.44%	12.05%	2.97	%(c)

(a)	Fund commenced operations on October 1, 2003.

(b)	Not annualized.

(c)	Annualized.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Schedule of PortFolio Investments	Boston Trust Small Cap Fund March 31, 2007
Common Stocks (95.6%)

Security Description	Shares	Value ($)
Consumer Discretionary (14.2%)
Arbitron, Inc.	8,300	389,685
Ballard Power Systems, Inc.(a)	2,350	12,996
Bright Horizons Family Solutions, Inc.(a)	10,800	407,700
Charming Shoppes, Inc.(a)	24,500	317,275
Educational Development Corp.	6,600	51,546
Gaiam, Inc., Class A(a)	1,900	29,906
Gentex Corp.	24,000	390,000
John Wiley & Sons, Inc., Class A	5,600	211,456
Laureate Education, Inc.(a)	5,500	324,335
Nautilus, Inc.	1,800	27,774
Scholastic Corp.(a)	2,500	77,750
Spanish Broadcasting System, Inc., Class A(a)	2,600	10,400
Strayer Education, Inc.	3,200	400,000
Timberland Co., Class A(a)	10,900	283,727

		2,934,550

Consumer Products (4.9%)
Church & Dwight Co., Inc .	3,500	176,225
Green Mountain Coffee Roasters, Inc.(a)	1,700	107,185
Hain Celestial Group, Inc.(a)	4,000	120,280
J. M. Smucker Co.	2,100	111,972
Lifeway Foods, Inc.(a)	10,900	98,209
SunOpta, Inc.(a)	11,000	130,900
United Natural Foods, Inc.(a)	9,000	275,760

		1,020,531

Energy (5.7%)
Cabot Oil & Gas Corp.	6,400	430,848
CARBO Ceramics, Inc.	6,000	279,300
Encore Acquisition Co.(a)	7,000	169,330
Grey Wolf, Inc.(a)	39,000	261,300
VeraSun Energy Corp.(a)	1,900	37,753

		1,178,531

Financial Services (13.5%)
Abigail Adams National Bancorp, Inc.	2,500	34,500
Bank of Hawaii Corp.	3,300	174,999
Carver Bancorp, Inc.	1,775	29,731
Chittenden Corp.	11,000	332,090
Citizens Banking Coporation	11,200	248,192
Dime Community Bancshares	19,000	251,370
Federal Agricultural Mortgage Corp., Class C	7,000	190,400
Hanmi Financial Corp.	20,700	394,542
Parkway Properties, Inc.	7,700	402,325
PennFed Financial Services, Inc.	7,700	166,859
UCBH Holdings, Inc.	21,800	405,916
Wainwright Bank & Trust Co.	12,500	159,750

		2,790,674

Health Care (15.6%)
Biosite, Inc.(a)	6,500	545,805
Cerner Corp.(a)	2,100	114,345
Cholestech Corp.(a)	5,100	87,924
Cytyc Corp.(a)	2,850	97,498
Dionex Corp.(a)	6,100	415,471
IDEXX Laboratories, Inc.(a)	3,800	332,994
Landauer, Inc.	7,500	378,600
Meridian Bioscience Inc.	6,450	179,052
Millipore Corp.(a)	600	43,482
Orthofix International N.V.(a)	6,200	316,510
Respironics, Inc.(a)	8,900	373,711
West Pharmaceutical Services, Inc.	7,500	348,225

		3,233,617

Common Stocks, continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Industrial Materials (5.5%)
Commercial Metals Co.	13,100	410,685
Metal Management, Inc.	2,925	135,135
Minerals Technologies, Inc.	3,700	229,992
Myers Industries, Inc.	11,385	212,672
Rock-Tenn Co.	4,700	156,040

		1,144,524

Industrial Products and Services (15.0%)
Apogee Enterprises, Inc.	10,300	206,412
Baldor Electric Co.	10,700	403,818
CLARCOR, Inc.	10,600	337,080
ESCO Technologies, Inc.(a)	2,500	112,050
Fuel-Tech, Inc.(a)	1,650	40,673
Genesee & Wyoming, Inc., Class A(a)	13,000	345,930
Herman Miller, Inc.	1,500	50,235
Hydrogenics Corp.(a)	8,000	7,600
Insituform Technologies, Inc., Class A(a)	2,950	61,330
Interface, Inc., Class A	2,250	35,978
Kadant, Inc.(a)	4,615	117,036
Lindsay Manufacturing Co.	6,400	203,456
Middleby Corp.(a)	825	108,768
Simpson Manufacturing Co., Inc .	13,000	400,920
Team, Inc.(a)	2,875	109,681
Trex Company, Inc.(a)	2,975	64,052
Wabtec Corp.	9,000	310,410
Watts Water Technologies, Inc., Class A	5,000	190,150

		3,105,579

Information Technology (14.7%)
Acxiom Corp.	4,625	98,929
Blackbaud, Inc.	4,200	102,564
Coherent, Inc.(a)	7,000	222,180
eCollege.com, Inc. (a)	11,000	197,450
Itron, Inc.(a)	7,000	455,280
J2 Global Communications, Inc.(a)	3,575	99,099
National Instruments Corp.	3,800	99,674
Plantronics, Inc.	13,500	318,870
Polycom, Inc.(a)	12,900	429,957
Power Integrations, Inc.(a)	17,000	385,050
Presstek, Inc.(a)	14,000	84,700
Rackable Systems Inc.(a)	5,750	97,577
Renaissance Learning, Inc.	20,000	263,400
SunPower Corp., Class A(a)	2,250	102,375
Tektronix, Inc.	2,900	81,664

		3,038,769

Utilities (6.5%)
American States Water Co.	2,500	92,175
Energen Corp.	8,300	422,387
New Jersey Resources Corp.	8,200	410,410
South Jersey Industries, Inc.	10,700	407,135

		1,332,107

TOTAL COMMON STOCKS (Cost $15,871,218)		19,778,882

Investment Company (4.3%)

Fifth Third Institutional Government
Money Market Fund, Institutional Class (Cost $882,505)	882,505	882,505

TOTAL INVESTMENTS (Cost $16,753,723) — 99.9%		20,661,387
Other assets in excess of liabilities — 0.1%		17,959

NET ASSETS — 100.0%		$20,679,346

(a)	Non-income producing security
See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at value (cost $16,753,723)		$20,661,387
Interest and dividends receivable		15,201
Receivable for capital shares issued		140,000
Prepaid expenses and other assets		2,229

Total Assets		20,818,817

Liabilities:
Payable for investments purchased	23,112
Payable for capital shares redeemed	75,000
Accrued expenses and other liabilities:
Investment adviser	23,213
Chief compliance officer	130
Administration	421
Custodian	2,898
Transfer agent	3,165
Trustee	539
Other	10,993

Total Liabilities		139,471

Net Assets		$20,679,346

Composition of Net Assets:
Capital		$16,596,746

Accumulated net investment loss		—
Accumulated net realized gains from investment transactions		174,936
Unrealized appreciation from investments		3,907,664

Net Assets		$20,679,346

Shares outstanding (par value $0.001, unlimited number of shares authorized)		1,790,775

Net Asset Value, Offering Price and Redemption Price per share		$11.55

Statement of Operations
For the period ended March 31, 2007

Investment Income:
Interest		$1,626
Dividends		172,956

Total Investment Income		174,582

Expenses:
Investment adviser	116,953
Accounting	3,071
Administration	31,188
Trustee	2,281
Custodian	12,440
Transfer agency	28,692
Chief compliance officer	1,373
Printing	14,068
Other	13,191

Total expenses before fee reductions		223,257
Fees voluntarily reduced by the administrator		(8,329)
Fees contractually reduced by the investment adviser		(19,675)

Net Expenses		195,253

Net Investment loss		(20,671)

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		472,411
Change in unrealized appreciation/depreciation from investments		1,269,898

Net realized/unrealized gains from investments		1,742,309

Change in net assets from operations		$1,721,638

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment loss	$(20,671)	$(544)
Net realized gains from investment transactions	472,411	68,488
Change in unrealized appreciation/depreciation from investments	1,269,898	2,637,766

Change in net assets from operations	1,721,638	2,705,710

Dividends:
Net realized gains from investment transactions	(344,748)	—

Change in net assets from shareholder dividends	(344,748)	—

Capital Share Transactions:
Proceeds from shares issued	9,584,688	8,318,338
Dividends reinvested	337,819	—
Cost of shares redeemed	(1,557,584)	(86,515)

Change in net assets from capital share transactions	8,364,923	8,231,823

Change in net assets	9,741,813	10,937,533

Net Assets:
Beginning of year	10,937,533	—

End of year	$20,679,346	$10,937,533

Share Transactions:
Issued	908,685	1,007,433
Reinvested	30,739	—
Redeemed	(148,043)	(8,039)

Change in shares	791,381	999,394

Accumulated net investment income	$—	$—

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the
	ended	period ended
	March 31,	March 31,
	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.94	$10.00

Investment Activities:
Net investment loss	(0.01)	—
Net realized and unrealized gains from investment transactions	0.85	0.94

Total from investment activities	0.84	0.94

Dividends:
Net realized gains from investments	(0.23)	—

Total Dividends	(0.23)	—

Net Asset Value, End of Period	$11.55	$10.94

Total Return	7.75%	9.40	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$20,679	$10,938
Ratio of net expenses to average net assets	1.25%	1.23	%(c)
Ratio of net investment loss to average net assets	(0.13)%	(0.02)	%(c)
Ratio of expenses to average net assets (d)	1.43%	1.52	%(c)
Portfolio turnover	10.18%	3.62	%(b)

(a)	Fund commenced operations on December 16, 2005.

(b)	Not annualized.

(c)	Annualized.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.25%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Social Research and Action Update	March 31, 2007
The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies.
Proxy Voting
Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors – an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2005, are available at http://www. waldenassetmgmt.com/social/proxyvoting.html.
Social Research and Action
Walden has withdrawn six shareholder resolutions in the First Quarter of 2007 after obtaining substantial commitments from the companies involved, bringing the total withdrawals to ten thus far. These successful initiatives represent more than half of the eighteen resolutions we filed last fall, excluding two that became moot after the companies merged with other corporations (BellSouth with AT&T and Caremark with CVS). Though the issues raised by the resolutions will not be formally presented to shareholders, and there will be no votes to be tallied, these results confirm the power of the proxy to encourage meaningful collaboration. And, the one proxy proposal that has been voted achieved near record-level shareholder support – in what we hope is a harbinger of investor sentiment this proxy season.
Walden withdrew its resolution at Hershey when the company committed to establishing a credible supplier code of conduct. It will also develop a monitoring and implementation plan as part of its broader corporate social responsibility activities. The company expects this code to be a “living document,” evolving over time as it gains experience. Hershey will be working with BSR, a nonprofit advisory organization with expertise in responsible business practices, and Verité, a non-profit social auditing and research organization that works to promote legal, safe and fair working conditions globally.
Wall Street’s Lehman Brothers responded positively to our request for greater disclosure of equal employment opportunity information by detailing its workplace diversity programs and providing comprehensive workforce composition statistics. The investment firm has a strong, firm-wide commitment to diversity that starts at the highest levels of management.
3M enhanced significantly transparency on political contributions policies and practices. In addition to increased disclosure of direct and indirect corporate contributions, 3M committed to detailing “the people, processes, and criteria” governing political giving, as well as information on compliance oversight and controls.
Walden’s Coca Cola and PepsiCo challenge is not a taste test, but a challenge for both to increase recycled content in and recovery of plastic beverage containers. PepsiCo agreed in writing to several actions that will enable Walden to measure continued progress over time. Foremost is its commitment to encourage publication within six months of an industry document on recycling and to work to establish industry-wide container recycling goals. If PepsiCo is not able to mobilize industry support, it will provide its own report to stakeholders. Coca Cola agreed to boost recycling and to increase disclosure of its recycling activities, including source reduction, use of recycled content in plastic beverage bottles and container recovery.
Initiatives at the telecommunications company CenturyTel and the steel mini-mill Commercial Metals continue Walden’s longstanding efforts to encourage corporations to adopt inclusive nondiscrimination policies. CenturyTel formalized its inclusive policy internally, made it available to the public and shared with us information on the company’s diversity training programs. Commercial Metals is our one proxy resolution that has been voted to date and the outcome is astounding – approximately 43 percent of shareholders supported Walden’s resolution asking the company to adopt an inclusive nondiscrimination policy. Among the highest votes ever on this issue, the result signals increasing mainstream approval of equal protection in the workplace.
Public Policy Activities
In March, Walden took advantage of several opportunities to bring the voice of concerned investors into the realm of public policy. Under the leadership of socially responsive investment community’s CERES and the Investor Network on Climate Risk, we joined over fifty institutional investors representing $4 trillion in assets and a dozen major companies calling on U.S. legislators to enact strong policies to address climate change. Voices as disparate as Merrill Lynch, CalPERS (the California public employees retirement system) and DuPont appealed to the U.S. government to set aggressive greenhouse gas emissions reduction targets; increase support for research and development on clean technologies; and for the Securities and Exchange Commission

Social Research and Action Update	March 31, 2006
to illuminate how companies should disclose climate risk in their public documents. We are hopeful that our newly constituted U.S. Congress will find the political will to heed this call to action.
Walden also expressed support for Congressmen Frank’s and Baucus’ proposed legislation, HR 1256, requiring an annual shareholder advisory vote on executive compensation reports as detailed in company proxy statements. The legislation dovetails Walden’s efforts to convene a working group of institutional investors and companies, led jointly with Pfizer and AFSCME (the American Federation of State, County and Municipal Employees union), to study how best to implement the advisory vote. The first meeting of the working group was held in early February and included a number of major companies such as American International Group, Intel and Colgate-Palmolive. Working group participants have agreed that the nonbinding shareholder vote has merit as a mechanism for investors to weigh in on executive compensation policies and practices.
Finally, along with several Boston-based investment firms, Walden wrote in support of a Massachusetts Sudan divestment bill, S. 1474. The bill proposes a targeted divestment strategy that prohibits investment in about two dozen companies of strategic significance to the government of Sudan. In doing so, Massachusetts would join a growing list of states, municipalities and academic institutions calling for divestment to help end the government sponsored genocide and displacement of innocent civilians in Sudan.
Company Lowlights and Highlights
Two companies are facing lawsuits alleging widespread employment discrimination. The large retailer Costco Wholesale, a firm we believe to be exemplary with respect to employee compensation and benefits, is immersed in a lawsuit charging systematic gender bias that was recently granted class-action status on behalf of 700 women employees. According to the plaintiffs, even though close to half of the employees are women, they represent just 13 percent of store managers. In March Walgreen was hit with a class-action lawsuit brought by the Equal Employment Opportunity Commission (EEOC), whose investigation “concluded that discrimination at Walgreen was widespread, institutional and directed at blacks working as managers, pharmacists and trainees.” (New York Times, March 8, 2007) Walden is seeking additional information and monitoring these lawsuits.
On the positive side, a number of companies have earned high praise for their diversity achievements. DiversityInc recognized Bank of America (#1), AT&T (#3), Coca-Cola(#4), Verizon (#8) and Procter & Gamble (#9) in this year’s Top 10 Companies for Recruitment and Retention. People of color at first place honoree Bank of America comprise 34 percent of its top 50 employees and 52 percent of women managers were promoted last year. Goldman Sachs Group and PepsiCo were 2007 recipients of the highly regarded Catalyst Award given in recognition of efforts that successfully advance women in the workplace. Goldman’s Women’s Initiative doubled the number of women partners in the last 5 years. Similarly, PepsiCo’s Women of Color Multicultural Alliance has dramatically increased the presence of women of color in middle and senior management and on the board of directors.
In a welcome reversal of fortune, new Home Depot CEO Frank Blake has accepted a pay package that is modest relative to ousted CEO Bob Nardelli, who raised the ire of institutional investors with his extraordinary compensation package. In all, Mr. Blake’s annual compensation of up to approximately $9 million is about one-third of Nardelli’s annual take while at Home Depot. We hope this signals an emerging era that emphasizes more reasonable, performance based executive pay policies.
Reducing Our Environmental Footprint
Last year, Walden/Boston Trust began offsetting our own greenhouse gas emissions through Carbonfund.org, an organization supporting renewable energy, energy efficiency and reforestation. This year, we are further lighting our step through participation in the U.S. Environmental Protection Agency’s Acid Rain Program. We successfully bid for a sulfur dioxide (SO2) allowance, the central feature of EPA’s market-based offset program to encourage utilities to monitor and reduce SO2 emissions in order to comply with the Clean Air Act’s acid rain requirements. We are pleased to participate in this market-based solution that provides a model for tackling other environmental challenges.
The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of March 31, 2007.
Portfolio holdings and percentages are as of March 31, 2007 and are subject to change.
Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.
Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.
The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (unaudited)	Manager Commentary by Robert Lincoln
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Market Performance and Summary
The Walden Social Balanced Fund’s unit value increased by 0.34% during the first quarter of 2007 compared to 1.49% for the Lipper Mixed-Asset Target Allocation Growth Funds Average1. For the past year the Balanced Fund returned 4.85% compared with 9.54% for the Lipper Average.
The Walden Social Equity Fund’s unit value was unchanged during the first quarter of 2007, compared with a gain of 0.64% for the S&P 500 Index2. For the past year the Fund returned 5.62% compared with 11.83% for the S&P 500 Index.
From April to July of 2006 the stock market declined slightly, then increased steadily for the rest of the year. During the first two months of 2007, most stock market indices extended the attractive, broad-based gains, however all of the early gains of 2007 were erased at the end of February and the beginning of March amid news that led investors to become more concerned about a recession. Among the prominent adverse developments was the collapse in the sub-prime mortgage market. Sub-prime lending is often done with no downpayment, no income verification, and poor credit history. The suddenness and extent of the potential losses was the surprise, rather than the notion that problems would eventually develop in this risky financial sector. In recent years, sub-prime loans had grown to constitute more than 20% of all new mortgages. Bankruptcy filings of several sub-prime lenders is not the primary concern. Of greater economic significance is that a substantial drop in available credit would have a negative effect on these borrowers in the already depressed housing sector. Will a weaker housing market be the proverbial last straw, spill over into other sectors, pushing us into an economic recession? We think not, but certainly the probability of a recession, though still unlikely, could increase somewhat as the economy softens.
Our Economic Outlook
For most of the past year, the threat of economic recession has been the scuttlebutt of choice at the financial press pub. And for good reason. Not only does the issue attract a broad audience, but there is little question that stock prices correlate fairly well to economic trends. The problem is that recessions are difficult to predict, in particular their duration and severity. Such difficulty has led many investment managers to ignore gross domestic product (“GDP”)3 forecasts and only focus on individual stocks and industries. In our effort to modulate the Funds’ short-term performance volatility, however, we incorporate economic forecasts in our investment strategy. Our ability to predict market and economic trends, while far from perfect, has been sufficiently successful thus far to avoid major declines in the Fund’s year-to-year investment returns.
So what lies ahead? The current economic expansion began about five years ago and, at its core, has been supported by expansionary monetary and fiscal policies. Global trade, and economic cooperation, continues to experience long term growth, despite the important current political conversation. Over the past eighteen months the primary threats to continued short to intermediate-term economic growth have been high oil prices, rising short-term interest rates and a weaker housing market. As important as is the concern about the impact on borrowers of having less available credit due to falling housing prices, of equal concern to us are the moderation in business capital spending, the decline in productivity, and the increase in unit labor costs since year end. However, these are positively offset by good employment growth, and rising income and consumer spending. Moreover, except for housing, there are few inventory imbalances throughout our economy and the global

†	Portfolio composition is subject to change.

[1]	The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.

[2]	The S&P 500 Stock Index is unmanaged and generally representative of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[3]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (cont.)	Manager Commentary by Robert Lincoln
economy remains robust. The Federal Reserve (the “Fed”) has implied it will ease, or tighten, monetary policy as needed. Taken together, our conclusion is the same as it was at year-end: GDP growth is likely to moderate through 2007, but a recession seems unlikely. When investor concern about a recession eased during the summer of 2006, stock prices began a steady climb. In our opinion, a similar pattern could emerge this year if our economic assessment is correct.
With respect to portfolio composition in the period, the most pronounced factor in the equity markets was market capitalization. Mid cap stocks as represented by the Russell Midcap® Index4 rose 4.38% in the last quarter alone, followed by small cap stocks as represented by the Russell 2000® Index5 at 1.95%, both outperforming the S&P 500. Larger value and growth stocks performed similarly. No major sector deviated greatly from the S&P though the financial sector, the largest, and the largest in the Fund, declined 3.4%. The Fund’s holdings in the financial sector are generally not in engaged in significant subprime lending. No broad international market stood out, though the Pacific Basin excluding Japan rose over 7%; the Morgan Stanley EAFE Index6 rose 4.15%; emerging markets, normally the most volatile, were up less than 3%.†
Investment Strategy
We did not alter the Walden Social Balanced Fund’s investment stance much during the past year and see no reason to do so prospectively, given the lack of change in both our economic outlook, and aggregate stock and bond prices. Equity allocation remains close to 75%. We are likely to retain this exposure unless there is greater evidence of economic weakness and consequent competitive pressure on corporate profits and cash flows.†
We also made comparatively few changes in the Walden Social Balanced Fund’s bond investments. Most continue to be concentrated in U. S. Government Agency issues that mature in less than three years. In our view there is little incentive to invest in longer bond maturities. Interest rates are virtually flat across all maturity ranges, and we do not expect much of a change in interest rates through the year. Moreover, if the economy weakens, most of the interest rate decline (and increase in principal value) is likely to occur in bonds that mature within several years, not longer maturity issues: yields never did rise much in longer bonds while the Federal Reserve was increasing short-term interest rates from 2004 through last summer.†
Government agency issues have other important attributes. Unlike corporate bonds, they do not lose creditworthiness. Additionally, the yield spread, the difference in interest rates between government agency and corporate issues, is minimal at this time compared to historic norms. Worth noting as well is that until several years ago changes in credit quality among corporate bond issuers was most often gradual and predictable. Today, the credit rating of a corporate bond can change suddenly should the corporation be purchased by one of the many private equity firms. A common thread among such buyout firms is financial leverage, big purchases with little equity risk capital and big loans (the LBO or leveraged buyout of yore). All these firms load their target companies with the high amounts of debt leaving existing bondholders with much less repayment protection. The Fund’s nil corporate bond exposure is likely not to increase unless and until corporate interest rate differential makes it worth the added risk or the buyout environment changes.†
The expanded market presence of these private equity firms has also begun to affect both Funds’ stock investments. The companies we generally prefer are unlikely targets of private equity firms, since they are usually efficiently managed, with a growing stream of revenues and profits that result in stock prices higher than those preferred by private equity buyers. But if growth slows sufficiently and share prices fall, the equation could change. Over the past year, two companies in which the Funds held comparatively small positions, Biomet and Claire Stores, sought, received and accepted attractive buyout offers. In each instance, business growth had moderated, yet available cash flow was both abundant and stable. We believe directors of both companies made a reasonable business decision on behalf of shareholders to sell.†
We would not be surprised if a few mid-size companies in the Funds follow a similar path in the year ahead. Private equity firms have attracted enormous pools of equity capital and currently have access to additional debt financing at low rates of interest. They are flush and eager to buy. Although seemingly attractive for now, most highly leveraged financial structures run into trouble eventually, most often in the next economic recession or credit squeeze. Most mid cap companies, however, will not be bought by private equity firms.†
More importantly, some of the largest and financially strongest companies, including many with exposure to rapidly growing global markets, are among those most attractively valued. In the

[4]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

[5]	The Russell 2000® Index is generally representative of the smallest 2000 companies in the Russell 3000® Index.

[6]	The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

†	Portfolio composition is subject to change.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (cont.)	Manager Commentary by Robert Lincoln
aggregate, the stocks in the Funds are valued at about 16 times last year’s earnings, which is close to the historical norm and among the lowest valuations since the mid-1990’s. From these levels even modest growth in the economy and corporate profits in 2007 is likely to translate to stock returns for the year that are higher than the roughly 5% yields currently available in bonds and money market instruments. Our confidence that such investments will provide a more attractive risk and reward balance over the long-term has not changed.†
The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of March 31, 2007.
Portfolio holdings and percentages are as of March 31, 2007 and are subject to change.

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Walden Social Balanced Fund
Investment Performance (unaudited)	March 31, 2007
Fund Net Asset Value: $ 11.83
Gross Expense Ratio: 1.18%

		Annualized
	Quarter Ended	1 Year Ended	5 Years Ended	Since Inception
	3/31/07	3/31/07	3/31/07	June 20, 1999
Walden Social Balanced Fund*	0.34%	4.85%	4.71%	3.88%
Lipper Mixed-Asset Target Allocation Growth Funds Average**	1.49%	9.54%	6.50%	3.80%
Standard & Poor’s 500 Stock Index**	0.64%	11.83%	6.27%	2.36%
Lehman Brothers Government/Credit Bond Index	1.47%	6.38%	5.57%	6.15%
90-Day U.S. Treasury Bills**	1.21%	4.83%	2.51%	3.21%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	After all expenses at an annual rate of 1.00%, the adviser’s expense limitation.

**	The performance data is calculated from June 18, 1999.
The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2007, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Mixed-Asset Target Allocation Growth Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Standard & Poor’s 500 Stock Index is unmanaged an generally representative of the U.S. stock market. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Walden Social Equity Fund
Investment Performance (unaudited)	March 31, 2007
Fund Net Asset Value: $12.31
Gross Expense Ratio: 1.12%

		Annualized
	Quarter Ended	1 Year Ended	5 Years Ended	Since Inception
	3/31/07	3/31/07	3/31/07	June 20, 1999
Walden Social Equity Fund*	0.00%	5.62%	4.91%	3.69%
Standard & Poor’s 500 Stock Index**	0.64%	11.83%	6.27%	2.36%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	After all expenses at an annual rate of 1.00%, the adviser’s expense limitation.

**	The performance data being shown for the S&P 500 is calculated from June 18, 1999.
The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2007, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

Walden Social Balanced Fund
Schedule of Portfolio Investments	March 31, 2007
Common Stocks (73.6%)

Security Description	Shares	Value ($)
Basic Materials (5.6%)
Air Products & Chemicals, Inc.	3,000	221,670
Donaldson Co., Inc.	9,000	324,900
Dover Corp.	4,400	214,764
Ecolab, Inc.	5,000	215,000
Praxair, Inc.	3,500	220,360
Sigma-Aldrich Corp.	11,000	456,720

		1,653,414

Capital Goods (3.8%)
Emerson Electric Co.	9,000	387,810
Illinois Tool Works, Inc.	14,000	722,400

		1,110,210

Communication Services (1.9%)
Nokia Corp., ADR	15,000	343,800
Verizon Communications, Inc.	6,000	227,520

		571,320

Consumer Cyclicals (8.1%)
Chico’s FAS, Inc.(a)	10,000	244,300
Honda Motor Co., Ltd ., ADR	6,200	216,194
Lowe’s Cos., Inc.	6,000	188,940
NIKE, Inc., Class B	3,500	371,910
Omnicom Group, Inc.	5,300	542,614
Staples, Inc.	16,000	413,440
Target Corp.	3,800	225,188
The Home Depot, Inc.	5,600	205,744

		2,408,330

Consumer Products (1.1%)
The McGraw-Hill Cos., Inc.	5,000	314,400

Consumer Staples (7.1%)
Colgate-Palmolive Co.	7,200	480,888
Costco Wholesale Corp.	7,500	403,800
PepsiCo, Inc.	7,000	444,920
Procter & Gamble Co.	8,000	505,280
W.W. Grainger, Inc.	3,500	270,340

		2,105,228

Energy (6.2%)
Apache Corp.	3,400	240,380
BG Group PLC, ADR	3,300	236,676
BP PLC, ADR	17,000	1,100,750
XTO Energy, Inc.	4,600	252,126

		1,829,932

Financial Services (14.6%)
American Express Co.	5,600	315,840
American International Group, Inc.	4,900	329,378
Bank of America Corp.	10,803	551,169
Cincinnati Financial Corp.	4,700	199,280
Commerce Bancshares, Inc.	6,601	318,894
Lehman Brothers Holdings, Inc.	3,000	210,210
Northern Trust Corp.	5,700	342,798
State Street Corp.	6,300	407,925
T. Rowe Price Group, Inc.	11,000	519,090
The Goldman Sachs Group, Inc.	2,200	454,586
Wachovia Corp.	4,000	220,200
Wilmington Trust Corp.	11,000	463,870

		4,333,240

Health Care (11.7%)
Amgen, Inc.(a)	1,800	100,584
Becton, Dickinson & Co.	3,000	230,670
Common Stocks, continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Health Care, continued
C.R . Bard, Inc.	3,000	238,530
Dentsply International, Inc.	7,000	229,250
GlaxoSmithKline PLC, ADR	6,500	359,190
Johnson & Johnson, Inc.	7,000	421,820
Medtronic, Inc.	10,000	490,600
Novartis AG, ADR	7,500	409,725
Quest Diagnostics, Inc.	4,000	199,480
Respironics, Inc.(a)	4,900	205,751
Teva Pharmaceutical Ltd., ADR	9,900	370,557
United Health Group, Inc.	4,000	211,880

		3,468,037

Technology (10.3%)
3M Co.	7,000	535,010
Applied Materials, Inc.	11,000	201,520
Automatic Data Processing, Inc.	4,400	212,960
Cisco Systems, Inc.(a)	12,000	306,360
Dell, Inc.(a)	9,000	208,890
EMC Corp.(a)	30,000	415,500
International Business Machines Corp.	2,200	207,372
Linear Technology Corp.	6,800	214,812
Microsoft Corp.	18,750	522,563
Texas Instruments, Inc.	8,000	240,800

		3,065,787

Transportation (3.2%)
Expeditors International of Washington, Inc.	2,400	99,168
FedEx Corp.	4,000	429,720
United Parcel Service, Inc., Class B	6,000	420,600

		949,488

TOTAL COMMON STOCKS (Cost $18,015,679)		21,809,386

U.S. Government Agency Obligations (23.8%)
Federal Farm Credit Bank, 6.00%, 3/7/11	500,000	520,854
Federal Home loan Bank
3.50%, 11/15/07	500,000	494,898
3.75%, 8/18/09	500,000	488,270
4.38%, 3/17/10	700,000	692,863
4.25%, 4/16/07	300,000	299,863
4.63%, 11/21/08	500,000	498,020
5.00%, 12/21/15	700,000	700,724
4.63%, 2/8/08	700,000	697,257
5.00%, 12/12/08	1,000,000	1,001,932
5.00%, 2/4/09	500,000	501,139
Government National Mortgage Association
6.50%, 2/15/32	13,919	14,312
6.50%, 5/15/32	112,414	115,590
6.00%, 7/15/34	193,013	195,584
6.00%, 10/15/36	268,441	272,016
Housing and Urban Development, 7.50%, 8/1/11	200,000	211,488
U.S Treasury Inflation Protected Bonds, 3.00%, 7/15/12	336,480	354,120

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,062,067)		7,058,930

Continued

Walden Social Balanced Fund
Schedule of Portfolio Investments	March 31, 2007
Certificates of Deposit (1.1%)

	Principal
Security Description	Amount	Value ($)
1st Delta Federal Credit Union, 3.50%, 1/9/09	25,000	25,000
Albina Community BankCorp, 3.59%, 3/15/08	25,000	25,000
Central Appalachian Peoples Federal Credit Union, 4.00%, 3/14/09	25,000	25,000
Community Capital Bank, 3.80%, 7/20/08	50,000	50,000
Delta Bank and Trust Co., 2 .75%, 10/6/07	25,000	25,000
Elk Horn Bank, 3.75%, 3/14/08	25,000	25,000
Shorebank Pacific Bank, 3.02%, 7/13/07	50,000	50,000
Shorebank Pacific Bank, 5.00%, 5/10/08	50,000	50,000
Vermont Development Credit, 3.75%, 7/13/09	50,000	50,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $325,000)		325,000

Investment Company (1.3%)
Fifth Third Institutional Government Money Market Fund, Institutional Class (Cost $395,978)	395,978	395,978

TOTAL INVESTMENTS (Cost $25,798,724) — 99.8%		29,589,294
Other assets in excess of liabilities — 0.2%		54,991

NET ASSETS — 100.0%		$29,644,285

(a)	Non-income producing security

ADR	American Depository Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Statement of Assets and liabilities
March 31, 2007

Assets:
Investments, at value (cost $25,798,724)		$29,589,294
Interest and dividends receivable		108,725
Prepaid expenses and other assets		4,642

Total Assets		29,702,661

Liabilities:
Payable for capital shares redeemed	34,717
Accrued expenses and other liabilities:
Investment adviser	8,241
Chief compliance officer	235
Administration	611
Custodian	1,460
Transfer agent	3,000
Trustee	176
Other	9,936

Total Liabilities		58,376

Net Assets		$29,644,285

Composition of net Assets:
Capital		$25,238,836
Accumulated net investment income		121,946
Accumulated net realized gains from investment transactions		492,933
Unrealized appreciation from investments		3,790,570

Net Assets		$29,644,285

Shares outstanding (par value $0.001, unlimited number of shares authorized)		2,504,928

Net Asset Value, Offering Price and Redemption Price per share		$11.83

Statement of Operations
For the year ended March 31, 2007

Investment Income:
Interest		376,031
Dividends		367,835

Total Investment Income		743,866

Expenses:
Investment adviser	221,758
Accounting	3,752
Administration	59,136
Trustee	3,764
Custodian	8,962
Transfer agency	18,005
Chief compliance officer	2,631
Other	29,010

Total expenses before fee reductions		347,018
Fees voluntarily reduced by the administrator		(16,685)
Fees contractually reduced by the investment adviser		(34,656)

Net Expenses		295,677

Net Investment Income		448,189

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		882,424
Change in unrealized appreciation/ depreciation from investments		117,273

Net realized/unrealized gains from investments		999,697

Change in net assets from operations		$1,447,886

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$448,189	$431,854
Net realized gains from investment transactions	882,424	841,032
Change in unrealized appreciation/depreciation from investments	117,273	446,788

Change in net assets from operations	1,447,886	1,719,674

Dividends:
Net investment income	(421,442)	(421,652)
Net realized gains from investment transactions	(365,857)	—

Change in net assets from shareholder dividends	(787,299)	(421,652)

Capital Share Transactions:
Proceeds from shares issued	1,835,914	3,182,527
Dividends reinvested	780,689	413,013
Cost of shares redeemed	(3,354,627)	(3,292,653)

Change in net assets from capital share transactions	(738,024)	302,887

Change in net assets	(77,437)	1,600,909

Net Assets:
Beginning of year	29,721,722	28,120,813

End of year	$29,644,285	$29,721,722

Share Transactions:
Issued	157,608	282,068
Reinvested	66,160	36,261
Redeemed	(286,504)	(288,601)

Change in shares	(62,736)	29,728

Accumulated net investment income	$121,946	$95,199

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.58	$11.08	$10.71	$9.13	$10.22

Investment Activities:
Net investment income	0.18	0.18	0.13	0.13	0.18
Net realized and unrealized gains (losses) from investments	0.38	0.49	0.37	1.59	(1.10)

Total from investment activities	0.56	0.67	0.50	1.72	(0.92)

Dividends:
Net investment income	(0.17)	(0.17)	(0.13)	(0.14)	(0.17)
Net realized gains from investments	(0.14)	—	—	—	—

Total Dividends	(0.31)	(0.17)	(0.13)	(0.14)	(0.17)

Net Asset Value, End of Year	$11.83	$11.58	$11.08	$10.71	$9.13

Total Return	4.85%	6.06%	4.62%	18.91%	(9.00)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$29,644	$29,722	$28,121	$24,410	$18,528
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.52%	1.49%	1.26%	1.38%	1.95%
Ratio of expenses to average net assets (a)	1.17%	1.18%	1.26%	1.26%	1.26%
Portfolio turnover	28.57%	41.14%	21.15%	26.47%	40.07%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Walden Social Equity Fund
Schedule of Portfolio Investments	March 31, 2007
Common Stocks (97.8%)

Security Description	Shares	Value ($)
Basic Materials (5.6%)
Air Products & Chemicals, Inc.	6,000	443,340
Donaldson Co., Inc .	20,000	722,000
Ecolab, Inc.	15,000	645,000
Sigma-Aldrich Corp.	24,000	996,480

		2,806,820

Capital Goods (4.2%)
Emerson Electric Co.	22,000	947,980
Illinois Tool Works, Inc.	22,000	1,135,200

		2,083,180

Communication Services (4.3%)
Alltel Corp.	8,000	496,000
Idearc, Inc.	750	26,325
Nokia Corp., ADR	40,000	916,800
Verizon Communications, Inc.	18,000	682,560

		2,121,685

Consumer Cyclicals (9.3%)
Chico’s FAS, Inc.(a)	20,000	488,600
Claire’s Stores, Inc.	15,000	481,800
Eaton Corp.	11,000	919,160
NIKE, Inc., Class B	10,000	1,062,600
Staples, Inc.	37,500	969,000
The Home Depot, Inc.	20,000	734,800

		4,655,960

Consumer Products (1.3%)
Aptargroup, Inc.	10,000	669,300

Consumer Staples (16.5%)
Colgate-Palmolive Co.	16,000	1,068,640
Costco Wholesale Corp.	20,000	1,076,800
General Mills, Inc.	16,000	931,520
PepsiCo, Inc.	16,000	1,016,960
Procter & Gamble Co.	16,000	1,010,560
Sysco Corp.	26,000	879,580
W.W. Grainger, Inc.	12,000	926,880
Walgreen Co.	15,000	688,350
Wm. Wrigley Jr. Co.	12,500	636,625

		8,235,915

Energy (7.8%)
Apache Corp.	15,000	1,060,500
BG Group PLC, ADR	8,000	573,760
BP PLC, ADR	22,000	1,424,500
XTO Energy, Inc.	15,000	822,150

		3,880,910

Financial Services (20.4%)
American Express Co.	16,000	902,400
American International Group, Inc.	13,000	873,860
Bank of America Corp.	18,000	918,360
Cincinnati Financial Corp.	19,845	841,428
Commerce Bancshares, Inc.	13,163	635,905
Moody’s Corp.	10,000	620,600
Northern Trust Corp.	14,000	841,960
State Street Corp.	13,000	841,750
T. Rowe Price Group, Inc.	24,000	1,132,560
The Goldman Sachs Group, Inc.	5,000	1,033,150
Wachovia Corp.	16,000	880,800
Wilmington Trust Corp.	15,000	632,550

		10,155,323

Common Stocks, continued

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Health Care (13.6%)
Amgen, Inc.(a)	10,000	558,800
C.R. Bard, Inc.	6,000	477,060
Dentsply International, Inc.	15,000	491,250
GlaxoSmithKline PLC, ADR	15,000	828,900
Johnson & Johnson, Inc.	17,000	1,024,420
Medtronic, Inc.	20,000	981,200
Mylan Laboratories, Inc.	20,000	422,800
Novartis AG, ADR	15,000	819,450
Teva Pharmaceutical Ltd., ADR	15,000	561,450
UnitedHealth Group, Inc.	12,000	635,640

		6,800,970

Technology (12.1%)
3M Co.	12,000	917,160
Adobe Systems, Inc.(a)	10,000	417,000
Automatic Data Processing, Inc.	12,000	580,800
Cisco Systems, Inc.(a)	25,000	638,250
Dell, Inc.(a)	10,000	232,100
EMC Corp.(a)	50,000	692,500
Intel Corp.	16,000	306,080
International Business Machines Corp.	5,000	471,300
Microsoft Corp.	30,000	836,100
SAP AG, ADR	10,000	446,500
Texas Instruments, Inc.	16,000	481,600

		6,019,390

Transportation (2.7%)
Expeditors International of Washington, Inc.	10,000	413,200
United Parcel Service, Inc., Class B	13,000	911,300

		1,324,500

TOTAL COMMON STOCKS (Cost $39,149,943)		48,753,953

Investment Company (3.7%)
Fifth Third Institutional Government Money Market Fund, Institutional Class (Cost $1,861,158)	1,861,158	1,861,158

TOTAL INVESTMENTS
(Cost $41,011,101) — 101.5%		50,615,111
liabilities in excess of other assets — (1.5)%		(742,411)

NET ASSETS — 100.0%		$49,872,700

(a)	Non-income producing security

ADR	American Depository Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at value (cost $41,011,101)		$50,615,111
Interest and dividends receivable		71,118
Receivable for capital shares issued		401,814
Receivable for investments sold		519,872
Prepaid expenses and other assets		3,424

Total Assets		51,611,339

Liabilities:
Payable for investments purchased	1,642,306
Payable for capital shares redeemed	67,207
Accrued expenses and other liabilities:
Investment adviser	10,128
Chief compliance officer	353
Administration	1,022
Custodian	2,040
Transfer agent	408
Trustee	299
Other	14,876

Total Liabilities		1,738,639

Net Assets		$49,872,700

Composition of Net Assets:
Capital		$39,882,377
Accumulated net investment income		100,480
Accumulated net realized gains from investment transactions		285,833
Unrealized appreciation from investments		9,604,010

Net Assets		$49,872,700

Shares outstanding (par value $0.001, unlimited number of shares authorized)		4,051,710

Net Asset Value, Offering Price and Redemption Price per share		$12.31

Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends		$821,249

Total Investment Income		821,249

Expenses:
Investment adviser	365,634
Accounting	2,211
Administration	97,503
Trustee	6,192
Custodian	12,848
Transfer agency	27,343
Chief compliance officer	4,312
Other	42,676

Total expenses before fee reductions		558,719
Fees voluntarily reduced by the administrator		(25,514)
Fees contractually reduced by the investment adviser		(45,669)

Net Expenses		487,536

Net Investment Income		333,713

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,543,009
Change in unrealized appreciation/depreciation from investments		735,704

Net realized/unrealized gains from investments		2,278,713

Change in net assets from operations		$2,612,426

See Notes to Financial Statements.

Financial Statements	Walden Social Equity Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2007	March 31, 2006
Investment Activities:
Operations:
Net investment income	$333,713	$323,126
Net realized gains from investment transactions	1,543,009	2,139,362
Change in unrealized appreciation/depreciation from investments	735,704	825,552

Change in net assets from operations	2,612,426	3,288,040

Dividends:
Net investment income	(337,003)	(308,366)
Net realized gains from investment transactions	(1,508,255)	—

Change in net assets from shareholder dividends	(1,845,258)	(308,366)

Capital Share Transactions:
Proceeds from shares issued	6,458,508	4,482,497
Dividends reinvested	1,806,032	280,077
Cost of shares redeemed	(7,870,614)	(4,317,702)

Change in net assets from capital share transactions	393,926	444,872

Change in net assets	1,161,094	3,424,546

Net Assets:
Beginning of year	48,711,606	45,287,060

End of year	$49,872,700	$48,711,606

Share Transactions:
Issued	522,098	384,908
Reinvested	146,951	23,635
Redeemed	(644,853)	(373,305)

Change in shares	24,196	35,238

Accumulated net investment income	$100,480	$103,770

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.09	$11.34	$10.85	$8.24	$10.26

Investment Activities:
Net investment income	0.07	0.09	0.08	0.04	0.04
Net realized and unrealized gains (losses) from investments	0.61	0.74	0.48	2.61	(2.02)

Total from investment activities	0.68	0.83	0.56	2.65	(1.98)

Dividends:
Net investment income	(0.08)	(0.08)	(0.07)	(0.04)	(0.04)
Net realized gains from investments	(0.38)	—	—	—	—

Total Dividends	(0.46)	(0.08)	(0.07)	(0.04)	(0.04)

Net Asset Value, End of Year	$12.31	$12.09	$11.34	$10.85	$8.24

Total Return	5.62%	7.32%	5.18%	32.14%	(19.34)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$49,873	$48,712	$45,287	$40,446	$26,450
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.68%	0.70%	0.75%	0.45%	0.48%
Ratio of expenses to average net assets (a)	1.15%	1.12%	1.15%	1.16%	1.18%
Portfolio turnover	25.50%	29.11%	15.89%	22.33%	16.10%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Notes to Financial Statements	March 31, 2007
1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund,” collectively the “Funds”):

Fund	Short name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Financial statements for all other series of the Group are published separately.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g ., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

New Accounting Pronouncements:

On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Funds’ financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.
Continued

Notes to Financial Statements	March 31, 2007
Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Funds and Boston Trust Investment Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers (see below):

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75
Small Cap Fund	0.75
Social Balanced Fund	0.75
Social Equity Fund	0.75
Administration:

BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee before voluntary fee reductions, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $27,197 for the year ended March 31, 2007, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

Distribution:

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds’ distribution agent .

Custodian, Transfer Agency, and Fund Accounting:

Boston Trust & Investment Management Company acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses to 1.00% (1.25% for the Boston Trust Small Cap Fund) of the average daily net assets. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Funds’ obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2007, the Adviser reimbursed fees in the amount of $19,700, $28,636, $19,675, $34,656 and $45,669 for the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Social Balanced Fund and Social Equity Fund, respectively. As of March 31, 2007, the Adviser may recoup $118,002, $90,211, $25,723, $115,105 and $118,804, respectively, from the Funds as follows:

Fund	Amount	Expires
Balanced Fund	$56,474	2008
	41,828	2009
	19,700	2010
Equity Fund	34,643	2008
	26,932	2009
	28,636	2010
Small Cap Fund	6,048	2009
	19,675	2010
Social Balanced Fund	42,393	2008
	38,056	2009
	34,656	2010
Social Equity Fund	40,986	2008
	32,149	2009
	45,669	2010
BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2007, BISYS Ohio voluntarily waived fees in the amount of $88,241, $28,260, $8,329 $16,685 and $25,514 for the Balanced Fund, Equity Fund, Small Cap Fund, Social Balanced Fund and Social Equity Fund, respectively.
Continued

Notes to Financial Statements	March 31, 2007
4.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities and U.S. government securities, for the Funds for the year ended March 31, 2007, totaled:

Fund	Purchases	Sales
Balanced Fund	$57,968,448	$60,844,823
Equity Fund	18,431,494	11,030,818
Small Cap Fund	9,288,296	1,537,441
Social Balanced Fund	8,170,345	9,480,171
Social Equity Fund	12,326,262	14,343,326
5.	Federal Income Tax Information:

At March 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$124,901,954	$46,368,751	$(1,488,583)	$44,880,168
Equity Fund	40,354,637	19,664,435	(376,756)	19,287,679
Small Cap Fund	16,753,723	4,286,900	(379,236)	3,907,664

Social Balanced Fund	25,798,724	4,134,558	(343,988)	3,790,570
Social Equity Fund	41,045,974	10,230,119	(660,982)	9,569,137

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,331,846	$7,357,577	$9,689,423	$—	$9,689,423
Equity Fund	337,514	1,077,222	1,414,736	—	1,414,736
Small Cap Fund	28,154	316,594	344,748	—	344,748

Social Balanced Fund	431,437	355,862	787,299	—	787,299
Social Equity Fund	527,458	1,317,800	1,845,258	—	1,845,258

The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

	Distributions paid from
		Net long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$3,019,048	$3,203,393	$6,222,441	$—	$6,222,441
Equity Fund	316,600	443,122	759,722	—	759,722
Small Cap Fund	—	—	—	—	—

Social Balanced Fund	421,652	—	421,652	—	421,652
Social Equity Fund	308,366	—	308,366	—	308,366

As of March 31, 2007 the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated
	Undistributed	long-Term Capital	Accumulated	Capital and Other	Unrealized	Total Accumulated
	Ordinary Income	Gains	Earnings	losses	Appreciation[2]	Earnings (Deficit)

Balanced Fund	$686,183	$2,570,387	$3,256,570	$—	$44,880,168	$48,136,738
Equity Fund	145,787	643,623	789,410	—	19,287,679	20,077,089
Small Cap Fund	104,158	70,778	174,936	—	3,907,664	4,082,600

Social Balanced Fund	121,946	492,932	614,878	—	3,790,570	4,405,448
Social Equity Fund	108,793	312,394	421,187	—	9,569,137	9,990,324

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales.

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders of The Boston Trust Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Boston Trust Funds (comprised of the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, and Walden Social Equity Fund) (collectively, the “Funds”) as of March 31, 2007, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for the period ended March 31, 2006 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated April 28, 2006.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Trust Funds at March 31, 2007, and the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 24, 2007

Supplementary Information (unaudited)	March 31, 2007
Federal Income Tax Information:
During the fiscal year ended March 31, 2007, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Balanced Fund	$7,357,577
Equity Fund	1,077,222
Small Cap Fund	316,594
Social Balanced Fund	355,862
Social Equity Fund	1,317,800
For the fiscal year ended March 31, 2007, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Balanced Fund	71%
Equity Fund	100%
Small Cap Fund	84%
Social Balanced Fund	65%
Social Equity Fund	100%
For the fiscal year ended March 31, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in coniunction with vour 2007 Form 1099-DIV.

Qualified Dividend Income
Balanced Fund	76%
Equity Fund	100%
Small Cap Fund	84%
Social Balanced Fund	72%
Social Equity Fund	100%
Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Balanced Fund	$1,000.00	$1,058.32	$5.13	1.00%
Equity Fund	1,000.00	1,064.50	5.15	1.00%
Small Cap Fund	1,000.00	1,146.70	6.69	1.25%

Social Balanced Fund	1,000.00	1,036.00	5.08	1.00%
Social Equity Fund	1,000.00	1,039.90	5.09	1.00%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Balanced Fund	$1,000.00	$1,019.95	$5.04	1.00%
Equity Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,018.70	6.29	1.25%

Social Balanced Fund	1,000.00	1,019.95	5.04	1.00%
Social Equity Fund	1,000.00	1,019.95	5.04	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

Supplementary Information (unaudited)	March 31, 2007

Tabular Summary of Schedules of Investments:
The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2007.
Boston Trust Balanced Fund

Percentage of
Security Allocation	Total Portfolio
for the Schedule of Investments	Investments

U.S . Government Obligations	23.4%
Corporate Bonds	1.1%
Financial Services	13.9%
Health Care	10.9%
Consumer Staples	8.2%
Technology	7.1%
Consumer Cyclicals	6.0%
Energy	7.7%
Investment Companies	2.5%
Basic Materials	4.7%
Capital Goods	5.3%
Producer Products	1.8%
Consumer Products	3.8%
Transportation	2.0%
Communication Services	1.6%

Total	100.0%

Boston Trust Equity Fund

Security Allocation	Percentage of
for the Schedule of	Total Portfolio
Investments	Investments

Financial Services	18.0%
Health Care	13.9%
Consumer Staples	9.4%
Technology	10.1%
Energy	9.4%
Basic Materials	6.1%
Consumer Cyclicals	10.2%
Capital Goods	7.0%
Producer Products	2.6%
Consumer Products	6.2%
Communication Services	2.8%
Investment Companies	1.0%
Transportation	3.3%

Total	100.0%

Boston Trust Small Cap Fund

Percentage of
Security Allocation	Total Portfolio
for the Schedule of Investments	Investments

Technology	14.7%
Financial Services	13.5%
Health Care	15.7%
Consumer Products	4.9%
Industrial Materials	5.5%
Energy	5.7%
Investment Companies	4.3%
Utilities	6.5%
Consumer Discretionary	14.2%
Industrial Products & Sercives	15.0%

Total	100.0%

The Boston Trust (Walden) Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2007.
Walden Social Balanced Fund

Percentage of
Security Allocation	Total Portfolio
for the Schedule of Investments	Investments

U.S . Government Obligations	24.0%
Health Care	11.7%
Financial Services	14.6%
Technology	10.3%
Consumer Staples	7.1%
Basic Materials	5.6%
Consumer Cyclicals	8.1%
Investment Companies	1.3%
Energy	6.2%
Communication Services	1.9%
Capital Goods	3.8%
Transportation	3.2%
Consumer Products	1.1%
Certificates of Deposit	1.1%

Total	100.0%

Walden Social Equity Fund

Percentage of
Security Allocation	Total Portfolio
for the Schedule of Investments	Investments

Financial Services	20.1%
Health Care	13.4%
Technology	11.9%
Consumer Staples	16.3%
Consumer Cyclicals	9.2%
Energy	7.7%
Basic Materials	5.5%
Investment Companies	3.7%
Transportation	2.6%
Capital Goods	4.1%
Communication Services	4.2%
Consumer Products	1.3%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds’ use to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1-800-282-8782 ext. 7050 and (ii) on the Securities and Exchange Commission’s web-site at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050 and (ii) on the Commission’s website at http://www.sec.gov.
The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year of Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.
Continued

Supplementary Information (unaudited)	March 31, 2007

The annual consideration by the board of trustees of the continuation of the investment advisory agreement between boston trust investment management, inc. (The “adviser”) and boston trust balanced fund, boston trust equity fund, boston trust small cap fund, walden social balanced fund and walden social equity fund (the “funds”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 14, 2007. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi). the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 14, 2007, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed with them the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Funds from inception through December 31, 2006, comparing the performance to various indices and, in the case of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, a composite return comprised of stocks, bond and money market instruments. The Board noted that the Funds generally underperformed the indices, although the Boston Trust Balanced Fund outperformed the composite. The Adviser discussed the reasons for the underperformance, explaining in particular that the strategy of the Funds is to buy high quality stocks, and that high quality stocks generally underperformed low quality stocks in 2006. The Board reviewed with the Adviser efforts that the Adviser has undertaken to address the performance results in order to achieve more consistently favorable results. The Board requested that it be kept apprised of these efforts. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds, as well as plans for the continued growth of each Fund.
Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that, with the exception of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, the advisory fee for each Fund, both before and after expense waivers and/or reimbursements, compares favorably with the industry average for comparable funds. The advisory fee for the Walden Social Balanced Fund compares favorably after expense waivers and/or reimbursements, while the fee paid by the Boston Trust Balanced Fund is slightly above the industry average. The Board also noted that the total operating expenses for each of the Funds, with the exception of the Boston Trust Small Cap Fund, are lower than the industry average both before and after expense waivers and/or reimbursements. The total operating expenses for the Boston Trust Small Cap Value Fund is lower after expense waivers and/or reimbursements. The Board noted that the Adviser would consider advisory fee breakpoints in the future, but did not think that current economics made fee breakpoints possible at this time.
The Board gave careful consideration to the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board reviewed the Adviser’s organizational structure, the Adviser’s investment philosophy and portfolio construction process, its fixed income approach and its brokerage policies. The Board noted the experience and the capabilities of the Adviser’s personnel, as well as the quality of the reports and other materials received from the Adviser. In addition, with respect to the Walden Social Balanced Fund and the Walden Social Equity Fund, the Board reviewed and discussed with representatives of the Adviser the manner in which the Adviser utilizes the services of its affiliate, Walden Asset Management, to assist the Adviser with the implementation of the socially responsible investment guidelines that it employs in connection with these two Funds. Such services include shareholder advocacy, proxy voting and other social initiatives. The Board also reviewed the manner in which the Adviser compensates its affiliate from its own resources for such services. Further, the Board considered the use of Boston Trust & Investment Management Company as custodian for the Funds and the benefit to the Funds and the Adviser resulting from such use.
The Board then reviewed financial information concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds. The Board noted that the Adviser’s relationship with the Funds was profitable even though it is operating under an Expense Limitation Agreement.
Continued

Supplementary Information (unaudited)	March 31, 2007

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board of Trustees did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision-making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited to 1.00% of each respective Fund’s average daily net assets, which the Board noted benefits shareholders in each of the Funds. The Trustees took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement and maintain fees at 1.00% of average daily nets assets for each of the Funds for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (unaudited)	March 31, 2007

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-877-942-8434.

				Number of Funds	Other
	Positions(s)	Term of Office**		in Fund Complex	Directorships
Name, Address	Held with	and length of	Principal Occupation(s)	Overseen by	Held by
Age	the Funds	Time Served	During Past Five Years	Trustee	Trustee

INTERESTED TRUSTEES*

Walter B. Grimm	Trustee	Since 1996	Co-Owner, Leigh Investments, Inc. (Real Estate),	12	American Performance
3435 Stelzer Road			1/06 to present; Employee of BISYS Fund Services,		Funds; Legacy Funds
Columbus, Ohio 43219			6/92 to 9/05		Group; Performance
Age: 61					Funds Trust; The
Coventry Funds Trust

INDEPENDENT TRUSTEES

Maurice G. Stark	Trustee	Since 1992	Consultant, (part-time) Battelle Memorial Institute,	12	The Coventry Funds
3435 Stelzer Road			1/95 to present.		Trust
Columbus, Ohio 43219
Age: 71

Michael M. Van Buskirk	Trustee and	Since 1992	Chief Executive Officer, Ohio Bankers Assoc.	12	The Coventry Funds
3435 Stelzer Road	Chairman of		(industry trade association), 5/91 to present.		Trust
Columbus, Ohio 43219	the Board of
Age: 60	Trustees

Diane Armstrong	Trustee	Since 2004	Principal of King Dodson Armstrong Financial	12	The Coventry Funds
3435 Stelzer Road			Advisors, Inc., 8/03 to present; Director of Financial		Trust
Columbus, Ohio 43219			Planning, Hamilton Capital Management, 4/00 to
Age: 42			8/03.

Dr. James Woodward	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina	12	The Coventry Funds
3435 Stelzer Road			at Charlotte, 7/05 to present; Chancellor, University		Trust
Columbus, Ohio 43219			of North Carolina at Charlotte, 7/98 to 7/05.
Age 67

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young	President	Since 1999	Employee of BISYS Fund Services, 10/93 to present.
3435 Stelzer Road
Columbus, OH 43219
Age 42

Linda A. Durkin	Treasurer	Since 2006	Employee of BISYS Fund Services, 9/06 to present;
3435 Stelzer Road			employee of Investors Bank and Trust, 2/06 to
Columbus, Ohio 43219			9/06; employee of RR Donnelley, 6/03 to 1/06; Vice
Age: 46			President - Director of Fund Administration at
Mercantile-Safe Deposit and Trust Co., 5/93 to 6/02.

Timothy Bresnahan***	Secretary	Since 2005	From February 2005 to present, employee of BISYS
3435 Stelzer Road			Fund Services; from March 2004 to February 2005,
Columbus, Ohio 43219			Associate of the law firm of Greenberg Traurig;
Age: 37			P.A. from October to March 2004, Legal Product
Specialist, Deutsche Bank Asset Management, Inc.;
from September, 2001 to February, 2003, Associate
of the law firm Goodwin Procter, L.L.P.

Eric B. Phipps	Chief Compliance	Since 2006	Employee of BISYS Fund Services, 6/06 to present;
3435 Stelzer Road	Officer		employee of the United States Security and
Columbus, Ohio 43219			Exchange Commission, 10/04 to 5/06; employee
Age: 35			for BISYS Fund Services as Director in Compliance
Services, 12/95 to 10/04.

*	Mr. Grimm is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds’ distributor and administrator.

**	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

***	Curtis Barnes was elected Secretary on May 11, 2007 following the resignation of Timothy Bresnahan.

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108
Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108
Administrator
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
Independent Registered Public Accounting Firm
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.
5/07

Investment Adviser
Signal Capital Management, Inc.
One Main Street
Evansville, Indiana 47708
Administrator,
Transfer Agent and Distributor
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219
Custodian
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219
Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
This report is for the information of the shareholders of the Signal Funds. Its use in connection with any offering of the Funds’ shares is authorized only in case of concurrent or prior delivery of the Funds’ current prospectus.
Federal law requires the Funds, and each of its investment advisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-468-0347, or (ii) on the U.S. Securities and Exchange Commission’s web site at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The Signal Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.
Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-468-0347, and on the Commission’s website at http://www.sec.gov.
(05/07)
Annual Report
March 31, 2007
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Old National Bancorp., and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve investment risk, including possible loss of principal. Past performance is not indicative of future results.

SIGNAL FUNDS
Large Cap Growth Fund
Schedule of Portfolio Investments
March 31, 2007

	Security
Shares	Description	Value ($)

	Common Stocks — 97.3%
	Aerospace/Defense — 1.3%
7,800	United Technologies Corp.	507,000

	Banking — 6.7%
20,000	Bank of America Corp.	1,020,400
11,000	U.S. Bancorp	384,670
14,200	Zions Bancorp	1,200,184

		2,605,254

	Business Services — 4.6%
22,000	Jacobs Engineering Group, Inc. *	1,026,300
29,000	Staples, Inc.	749,360

		1,775,660

	Communications Equipment — 5.6%
47,700	Cisco Systems, Inc. *	1,217,781
18,300	Harris Corp.	932,385

		2,150,166

	Computer Hardware — 1.1%
4,700	International Business Machines Corp.	443,022

	Drugs — 0.8%
5,200	Amgen, Inc. *	290,576

	Educational services — 1.1%
11,500	Bright Horizons Family Solutions Inc. *	434,125

	Electronics — 3.0%
10,400	Emerson Electric Co.	448,136
8,000	L-3 Communications Holdings, Inc.	699,760

		1,147,896

	Exchange Traded Funds — 0.5%
5,800	Health Care Select Sector SPDR	195,344

	Farm and garden machinery — 2.0%
7,000	Deere & Co.	760,480

	Finance — Investment Bankers and Brokers — 6.5%
7,000	Franklin Resources, Inc.	845,810
10,000	J.P. Morgan Chase & Co.	483,800
20,000	UBS AG-ADR	1,188,600

		2,518,210

	General Merchandise — 2.0%
13,200	Target Corp.	782,232

	Healthcare — Equipment — 2.4%
14,000	Stryker Corp.	928,480

	Healthcare Services — 1.9%
12,100	Covance, Inc. *	718,014

	Household Products — 2.2%
17,000	Church & Dwight Co., Inc.	855,950

	Industrial Conglomerates — 1.1%
12,000	General Electric Co.	424,320

	Industrial Gases — 2.1%
13,100	Praxair, Inc.	824,776

	Insurance — Life — 3.7%
22,500	MetLife, Inc.	1,420,875

	Insurance-Multi-Line — 3.5%
7,900	American International Group, Inc.	531,038
10,000	Wellpoint, Inc. *	811,000

		1,342,038

	Machinery — Industrial — 1.9%
10,400	Danaher Corp.	743,080

	Manufacturing — Machinery — 1.2%
10,000	Thermo Electron Corp. *	467,500

	Oil & Gas — Integrated — 4.0%
7,000	BP PLC — ADR	453,250
14,300	Exxon Mobil Corp.	1,078,935

		1,532,185

	Oil & Gas Exploration Services — 6.7%
23,000	Noble Energy, Inc.	1,371,950
26,000	Smith International, Inc.	1,249,300

		2,621,250

	Personal Products — 2.7%
16,600	Procter & Gamble Co.	1,048,456

	Pharmaceuticals — 4.0%
5,200	Barr Laboratories, Inc. *	241,020
10,000	Johnson & Johnson	602,600
12,500	Novartis AG — ADR	682,875

		1,526,495

	Prepackaged Software — 2.8%
20,700	Fiserv, Inc. *	1,098,342

	Real Estate Investment Trusts — 2.5%
15,000	Prologis Trust	973,950

	Retail — Computer/Electronics — 1.8%
14,400	Best Buy Co., Inc.	701,568

	Retail — Drugs — 1.8%
15,300	Walgreen Co.	702,117

	Retail — Home Improvement — 0.5%
6,000	Lowe’s Cos., Inc.	188,940

	Retail — Restaurants — 2.1%
18,000	McDonald’s Corp.	810,900

	Soft Drinks — 2.6%
15,900	PepsiCo, Inc.	1,010,604

	Systems Software — 3.7%
27,000	Microsoft Corp.	752,490
15,000	SAP AG — ADR	669,750

		1,422,240

	Transportation Services — 2.5%
11,800	Burlington Northern Santa Fe Corp.	949,074

	Utilities — Electric — 3.6%
6,400	Entergy Corp.	671,488
11,900	FPL Group, Inc	727,923

		1,399,411

continued

1

SIGNAL FUNDS
Large Cap Growth Fund
Schedule of Portfolio Investments
March 31, 2007

	Security
Shares	Description	Value ($)

	Wireless Equipment — 0.8%
16,700	Motorola, Inc.	295,089

	Total Common Stocks
	(cost — $28,981,357)	37,615,619

	Investment Companies — 2.7%
1,045,575	Huntington Money Market Fund — Trust Class	1,045,575

	Total Investment Companies
	(cost — $1,045,575)	1,045,575

	Total Investments — 100.0%
	(cost — $30,026,932)	38,661,194

Percentages indicated are based on net assets of $38,642,253.
* Non-income producing securities.
ADR — American Depositary Receipt
SPDR — Standard & Poor’s Depositary Receipt
See notes to financial statements.

2

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

	Corporate Bonds — 24.6%
	Aerospace/Defense — 0.8%
750,000	General Dynamics Corp.	4.50	8/15/10	739,667

	Banking — 6.1%
500,000	Bank of America Corp.	5.38	6/15/14	500,077
500,000	Credit Suisse First Boston USA, Inc.	4.63	1/15/08	497,415
105,000	First Union National Bank, BKNT	5.80	12/1/08	106,247
300,000	MBNA Bank	5.38	1/15/08	299,985
500,000	MBNA Bank	6.13	3/1/13	520,763
500,000	National City Corp.	4.50	3/15/10	489,998
750,000	U.S. Bancorp	3.95	8/23/07	745,931
1,000,000	Washington Mutual Bank	5.50	1/15/13	997,952
1,000,000	Washington Mutual Bank	5.65	8/15/14	994,641
500,000	Wells Fargo Co.	3.50	4/4/08	491,503

				5,644,512

	Brewery — 0.5%
500,000	Anheuser Busch	4.70	4/15/12	487,971

	Department Stores — 0.8%
750,000	Target Corp.	5.88	3/1/12	775,124

	Electric & Electronic Equipment — 1.4%
1,300,000	General Electric Co.	5.00	2/1/13	1,290,154

	Financial Services — 9.9%
500,000	American General Finance Corp.	4.00	3/15/11	478,455
500,000	Associates Corp.	6.88	11/15/08	513,350
500,000	Bear Stearns Co., Inc.	4.50	10/28/10	489,044
500,000	Boeing Capital Corp.	5.80	1/15/13	516,178
750,000	Countrywide Financial	4.25	12/19/07	743,434
345,000	General Electric Capital Corp., MTN	6.13	2/22/11	357,542
75,000	Goldman Sachs Group, Inc.	6.88	1/15/11	79,291
500,000	Goldman Sachs Group, Inc.	5.70	9/1/12	508,736
400,000	Goldman Sachs Group, Inc.	5.15	1/15/14	391,869
250,000	Household Finance Corp.	8.00	7/15/10	270,993
500,000	Household Finance Corp.	4.75	7/15/13	482,980
20,000	J.P. Morgan & Co., Inc.	5.75	10/15/08	20,195
155,000	J.P. Morgan & Co., Inc., MTN	6.00	1/15/09	157,088
500,000	J.P. Morgan Chase & Co.	5.75	1/2/13	512,784
500,000	J.P. Morgan Chase & Co.	5.25	5/1/15	495,121
395,000	J.P. Morgan Chase Bank	6.13	11/1/08	399,599
500,000	Morgan Stanley	3.63	4/1/08	492,034
400,000	Morgan Stanley	4.25	5/15/10	390,774
1,000,000	Prudential Financial, Inc.	4.50	7/15/13	962,642
500,000	SLM Corp.	5.38	1/15/13	502,894
500,000	SLM Corp.	5.38	5/15/14	499,996

				9,264,999

	Food Products & Services — 0.3%

300,000	Kraft Foods, Inc.	4.00	10/1/08	294,445

continued

3

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

	Insurance — 1.0%
1,000,000	Everest Reinsurance Holding	5.40	10/15/14	985,963

	Insurance — Life — 0.5%
513,000	Lincoln National Corp.	6.50	3/15/08	516,451

	Investment Management and Advisory Services — 0.5%
500,000	FMR Corp. *	4.75	3/1/13	489,099

	Restaurants — 1.1%
800,000	Darden Restaurants	4.88	8/15/10	786,756
280,000	McDonald’s Corp.	6.00	4/15/11	288,977

				1,075,733

	Utilities — Electric — 1.7%
950,000	National Rural Utilities	3.25	10/1/07	940,581
200,000	Tennessee Valley Authority, Series A	5.63	1/18/11	205,262
500,000	Union Electric Co.	6.75	5/1/08	500,639

				1,646,482

	Total Corporate Bonds (cost — $23,536,499)			23,210,600

	U.S. Government Agencies — 66.9%
1,000,000	Fannie Mae	3.63	7/27/07	994,815
1,000,000	Fannie Mae	4.00	9/2/08	987,392
250,000	Fannie Mae	5.25	1/15/09	251,468
500,000	Fannie Mae, Callable 11/30/07 @ 100	4.00	11/30/09	489,574
200,000	Fannie Mae	4.25	7/28/10	196,055
150,000	Fannie Mae	6.25	2/1/11	157,352
1,000,000	Fannie Mae	4.55	3/9/11	983,353
750,000	Fannie Mae	5.38	11/15/11	766,619
100,000	Fannie Mae	5.25	8/1/12	101,149
1,000,000	Fannie Mae	4.25	10/19/12	993,458
300,000	Fannie Mae	5.00	4/15/13	295,808
500,000	Fannie Mae	4.63	10/15/14	489,984
500,000	Fannie Mae	5.31	11/3/14	494,020
449,473	Fannie Mae	5.00	6/25/16	441,422
800,000	Fannie Mae, Callable 4/26/10 @ 100	5.00	4/26/17	782,234
771,798	Fannie Mae	5.67	2/25/20	761,975
669,000	Fannie Mae	5.25	3/11/22	637,865
306,000	Fannie Mae	5.00	6/16/28	280,877
418,442	Fannie Mae	4.50	6/25/33	405,475
285,408	Fannie Mae	5.00	3/25/34	282,586
750,000	Federal Farm Credit Bank	5.20	2/24/10	747,413
420,000	Federal Farm Credit Bank	5.81	1/10/11	433,901
750,000	Federal Farm Credit Bank	4.65	11/29/11	737,402
250,000	Federal Farm Credit Bank	5.22	10/20/14	246,436
2,000,000	Federal Farm Credit Bank	5.20	3/21/16	2,030,133
500,000	Federal Farm Credit Bank	5.63	10/19/20	491,550
2,000,000	Federal Farm Credit Bank	5.30	8/25/26	2,007,121
800,000	Federal Home Loan Bank	4.50	6/6/08	795,002
500,000	Federal Home Loan Bank	4.05	8/13/08	494,009
1,065,000	Federal Home Loan Bank, Series 100	5.80	9/2/08	1,077,459
325,000	Federal Home Loan Bank, Series 8D08	5.25	11/14/08	326,517
875,000	Federal Home Loan Bank	5.49	12/22/08	883,413
continued

4

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

400,000	Federal Home Loan Bank	4.28	10/30/09	393,666
200,000	Federal Home Loan Bank, Series 5, Step-Up Bond	5.00	3/30/10	199,189
1,250,000	Federal Home Loan Bank, Series 1	4.75	3/30/10	1,238,583
550,000	Federal Home Loan Bank	4.00	4/22/10	537,580
1,500,000	Federal Home Loan Bank	5.00	8/9/10	1,482,390
750,000	Federal Home Loan Bank	5.20	10/28/10	746,675
500,000	Federal Home Loan Bank	5.00	2/24/11	499,384
100,000	Federal Home Loan Bank, Series 1N11	6.00	5/13/11	104,497
1,000,000	Federal Home Loan Bank	5.00	8/3/11	991,034
1,000,000	Federal Home Loan Bank	4.75	2/16/12	982,877
500,000	Federal Home Loan Bank	5.00	2/21/12	495,012
1,200,000	Federal Home Loan Bank	5.25	5/3/12	1,191,479
2,500,000	Federal Home Loan Bank	4.75	3/26/13	2,446,762
200,000	Federal Home Loan Bank	4.75	10/29/13	198,321
500,000	Federal Home Loan Bank	5.50	1/30/15	498,735
1,000,000	Federal Home Loan Bank	5.74	4/20/15	995,243
2,000,000	Federal Home Loan Bank	5.20	4/23/18	1,944,924
500,000	Federal Home Loan Bank	4.00	6/26/18	489,113
500,000	Federal Home Loan Bank	5.65	3/22/19	492,333
500,000	Federal Home Loan Bank, Callable 11/4/09 @ 100	5.30	11/4/19	486,039
500,000	Federal Home Loan Bank	5.85	12/27/19	494,121
2,000,000	Federal Home Loan Bank	5.40	12/30/19	2,046,573
200,000	Freddie Mac	3.25	3/14/08	196,688
50,000	Freddie Mac	5.75	4/15/08	50,359
750,000	Freddie Mac	4.85	12/1/09	744,356
750,000	Freddie Mac, Callable 11/5/07 @ 100	5.25	11/5/12	748,280
1,500,000	Freddie Mac	4.80	7/30/13	1,465,538
500,000	Freddie Mac	5.13	8/6/13	492,801
1,500,000	Freddie Mac	5.00	1/30/14	1,506,477
895,000	Freddie Mac	5.00	8/26/14	888,193
1,500,000	Freddie Mac	4.00	10/14/14	1,488,192
500,000	Freddie Mac	5.00	10/27/14	501,627
750,000	Freddie Mac	5.00	11/13/14	752,374
1,000,000	Freddie Mac	5.40	9/22/15	986,262
1,500,000	Freddie Mac	5.00	10/20/16	1,450,536
800,000	Freddie Mac	5.25	3/17/17	778,262
2,000,000	Freddie Mac	5.00	2/13/18	1,982,998
500,000	Freddie Mac	4.50	7/15/18	481,107
496,000	Freddie Mac	5.00	7/30/18	474,558
1,000,000	Freddie Mac	5.13	8/1/18	985,550
1,500,000	Freddie Mac	5.00	1/15/19	1,493,783
2,000,000	Freddie Mac	5.00	12/15/20	1,946,268
1,135,000	Freddie Mac	5.00	6/11/21	1,063,939
330,398	Freddie Mac	4.75	3/15/22	326,287
1,458,800	Freddie Mac	5.00	8/15/27	1,450,163
505,529	Freddie Mac, Series 2664	5.00	4/15/30	502,650
243,192	Freddie Mac	5.50	10/15/31	243,749

	Total U.S. Government Agencies (cost — $63,242,694)			63,019,364

	U.S. Treasury Notes — 7.4%
3,000,000	U.S. Treasury Notes	3.63	1/15/10	2,927,930
150,000	U.S. Treasury Notes	3.50	2/15/10	145,822
500,000	U.S. Treasury Notes	4.00	3/15/10	492,676
500,000	U.S. Treasury Note	4.50	2/28/11	499,317
1,750,000	U.S. Treasury Notes	4.00	11/15/12	1,704,062
continued

5

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

200,000	U.S. Treasury Notes	4.75	5/15/14	201,805
750,000	U.S. Treasury Notes	4.25	11/15/14	732,188
246,968	U.S. Treasury Inflation Protected Bonds	1.63	1/15/15	254,417

	Total U.S. Treasury Notes (cost — $7,108,471)			6,958,217

	Investment Companies — 0.4%
398,417	Huntington Money Market Fund — Trust Class			398,417

	Total Investment Companies (cost — $398,417)			398,417

	Total Investments — 99.3% (cost — $94,286,081)			93,586,598

Percentages indicated are based on net assets of $94,254,995.
*  Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
BKNT — Bank Note
MTN — Medium Term Note
See notes to financial statements.

6

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

	Municipal Bonds — 98.4%

	Alabama — 1.1%
210,000	Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured by: AMBAC	4.00	8/1/14	212,606

	California — 1.3%
250,000	La Mirada California Redevelopment Agency, Callable 8/15/14 @ 100, Insured by: FSA	4.25	8/15/19	253,305

	Florida — 3.6%
380,000	Hillsborough County Florida Individual Development Authority	5.00	10/1/07	382,196
300,000	Lake County Florida School Board Corp.	3.90	6/1/17	295,044

				677,240

	Illinois — 3.5%
200,000	Du Page County Illinois High School District	5.05	12/1/14	201,860
300,000	Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by: AMBAC	5.00	6/1/14	305,961
150,000	University of Illinois University Revenue	5.00	4/1/07	150,000

				657,821

	Indiana — 59.9%
500,000	Anderson Indiana Electric Utility Revenue	4.25	1/1/11	505,840
200,000	Anderson Indiana School Building Corp., Insured by: FSA	4.00	7/15/15	202,384
260,000	Bloomington Indiana Municipal Facilities Corp., Callable 2/1/08 @ 101	4.80	8/1/12	264,664
200,000	Carmel Indiana Redevelopment Authority, Insured by: MBIA	4.25	8/1/11	204,512
380,000	Center Grove Indiana Building Corp., Insured by: FGIC	3.50	1/15/11	377,590
150,000	Clarksville Indiana High School Building Corp., Callable 7/15/08 @ 101, Insured by: MBIA	5.00	7/15/14	153,746
200,000	Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @ 101, Insured by: MBIA	4.80	1/15/14	206,554
125,000	Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @ 100, Insured by: AMBAC	4.85	7/5/15	130,053
300,000	East Washington Indiana Multi School Building Corp., Insured by: MBIA	3.90	7/15/14	302,259
295,000	Elkhart Indiana Community Schools, Callable ON 7/15/14	4.30	7/15/18	299,407
100,000	Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100, Insured by: MBIA	4.70	3/1/13	103,310
165,000	Fort Wayne Indiana Stormwater Managemet District Revenue, Insured by: MBIA	4.00	8/1/13	167,297
260,000	Greencastle Indiana Multi-School Building Corp., Callable 7/10/12 @100, Insured by: FGIC	4.10	1/10/13	264,425
300,000	Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100, Insured by: MBIA	4.25	7/1/13	307,758
275,000	Indiana Bank Revenue, Insured by: MBIA	4.00	4/1/09	276,884
290,000	Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured by: FSA	4.60	2/1/13	298,277
200,000	Indiana Bank Revenue	4.80	2/1/13	203,734
70,000	Indiana Health Facilities Financing Authority, Callable 8/15/07 @ 102, Insured by: RADIAN	5.50	2/15/10	71,817
325,000	Indiana State Educational Facilities Authority, Callable 10/15/08 @ 101	4.95	10/15/12	333,473
200,000	Indiana State Financial Authority Revenue	4.00	2/1/16	201,770
300,000	Indiana State Office Building Community Facilities, Series A, Callable 7/1/08 @ 101	4.70	7/1/11	306,381
100,000	Johnson County Indiana, GO, Insured by: FSA	4.10	7/15/07	100,119
265,000	LA Porte Indiana Multi School Building Corp., Insured by: FSA	4.00	1/15/10	268,050
305,000	Lafayette Indiana Redevelopment Authority, Callable 2/1/13 @ 100	3.75	8/1/13	304,478
455,000	Lafayette Indiana Sewer Works	4.15	1/1/19	456,788
300,000	Lafayette Indiana Sewer Works	4.25	7/1/20	300,459
275,000	Mitchell Indiana Multi-School Building Corp.	4.65	7/5/13	288,668
150,000	Mt. Vernon of Hancock County Indiana Multi-School Building Corp., Series B, Callable 7/15/11 @ 100, Insured by: AMBAC	4.70	1/15/12	155,940
200,000	Munster Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by: FSA	4.60	7/5/10	204,064
continued

7

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

400,000	North Montgomery Indiana High School Building Corp., Callable 1/15/11 @ 100, Insured by: FGIC	5.05	7/15/15	417,715
100,000	Northwest Allen County Indiana Middle School Building Corp., Callable 1/15/09 @ 101, Insured by: MBIA	4.75	1/15/12	102,847
240,000	Perry Township Indiana Multi-School Building Corp., Callable 7/15/10 @101, Insured by: FGIC	4.625	1/15/15	248,462
300,000	Porter County Indiana Jail Building Corp., Callable 7/10/11 @ 100, Insured by: FSA	5.00	7/10/16	313,197
275,000	Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101	4.50	5/1/13	275,498
50,000	Purdue University Indiana Certificates Participation, Callable 7/1/08 @ 100	4.50	7/1/09	50,455
200,000	Purdue University, University Revenue	4.00	7/1/12	202,636
500,000	Reid Hospital & Health Care Services, 3.50%	3.50	1/1/45	500,000
250,000	Rochester Indiana Community School Building Corp., Callable 7/15/08 @ 102, Insured by: AMBAC	5.00	7/15/13	258,658
200,000	South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101, Insured by: FSA	4.60	7/1/13	205,662
225,000	South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101, Insured by: FSA	5.10	7/1/17	234,565
400,000	Sunman-Dearbon Indiana High School Building Corp., Insured by: MBIA	4.00	7/15/12	405,691
300,000	Terre Haute Indiana San District, Callable 1/1/15 @ 100, Insured by: AMBAC	4.00	7/1/17	300,780
200,000	Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08 @ 101, Insured by: SAW	5.00	7/5/13	203,922
300,000	Warren Township Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by: FSA	5.00	7/5/14	307,395
275,000	Whitley County Indiana Middle School Building Corp., Callable 7/10/08 @ 101, Insured by: FSA	4.80	1/10/11	281,424

				11,569,608

	Kentucky — 2.3%
250,000	Jessamine County Kentucky School District, Insured by: AMBAC	4.00	1/1/14	254,128
185,000	Kentucky Rural Water Financial Corp., Series C, Callable 2/01/12 @ 101, Insured by: MBIA	3.875	2/1/14	186,708

				440,836

	Michigan — 2.5%
300,000	Macomb Township Michigan Building Authority, GO, Callable 4/1/11 @ 100, Insured by: AMBAC	4.75	4/1/16	312,042
150,000	Michigan Higher Education Facilities Authority Revenue, Callable 12/1/12 @ 100	5.00	12/1/20	155,292

				467,334

	Missouri — 2.7%
200,000	Creve Coeur Missouri, SO	3.50	1/1/13	197,634
300,000	Jefferson County Missouri School District, GO, Callable 3/1/14 @ 100, Insured by: MBIA	4.35	3/1/16	309,567

				507,201

	Nevada — 1.4%
250,000	University of Nevada Community College, Series A, Callable 7/1/11 @ 100, Insured by: FGIC	4.45	7/1/12	256,593

	New York — 2.3%
400,000	New York GO Unlimited	5.00	8/1/18	428,924

	North Dakota — 1.6%
300,000	North Dakota State Building Authority Lease Revenue, Callable 12/1/13 @ 100	3.70	12/1/15	296,484

	Pennsylvania — 1.9%
150,000	Pennsylvania State Higher Educational Facilities Authority College & University Revenue, Callable 7/1/11 @ 100, Insured by: ASST GTY	5.38	7/1/23	157,070

continued

8

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
March 31, 2007

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate (%)	Date	Value ($)

	Texas — 3.0%
350,000	Brownsville Texas, GO, Callable 2/15/14 @ 100, Insured by: AMBAC	4.00	2/15/17	348,856
225,000	Keller Texas, Insured by: MBIA	3.75	2/15/11	225,556

				574,412

	Utah — 2.6%
200,000	South Davis Recreation District Utah, Callable 1/1/15 @ 100, Insured by: XLCA	4.38	1/1/20	202,678
300,000	Utah State Building Ownership Authority Lease Revenue	3.25	5/15/09	295,788

				498,466

	Washington — 4.8%
300,000	Seattle Washington Municipal Light and Power Revenue, Insured by: FSA	3.25	8/1/11	292,362
300,000	Washington State, Series 2003A, GO, Callable 7/1/12 @ 100	5.00	7/1/14	317,679
300,000	Washington State, Callable 4/1/14 @ 100, Insured by: MBIA	4.25	10/1/15	307,293

				917,334

	Wisconsin — 3.9%
400,000	Chilton Wisconsin School District, Callable 4/1/12, Insured by: FGIC	4.00	4/1/13	403,787
50,000	Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100	4.13	4/1/15	50,370
295,000	Green Bay Wisconsin Area Public School District, Insured by: FGIC, Series B	3.38	4/1/10	291,315

				745,472

	Total Municipal Bonds (cost — $18,451,573)			18,660,706

	Investment Companies— 1.3%
250,000	Fidelity Institutional Money Market: Tax Exempt: Class I			250,000

	Total Investment Companies (cost — $250,000)			250,000

	Total Investments — 99.7% (cost — $18,701,573)			18,910,706

Percentages indicated are based on net assets of $18,961,037.
AMBAC — AMBAC Indemnity Corp.
ASST GTY — Asset Guaranty
FGIC — Financial Guaranty Insurance Co.
FSA — Financial Security Assurance, Inc.
GO — General Obligation
MBIA — Municipal Bond Insurance Assoc.
RADIAN — RADIAN Guaranty, Inc.
SAW — State Aid Withholding
SO — Special Obligation
XLCA — XL Capital Assurance, Inc.
See notes to financial statements.

9

SIGNAL FUNDS
Statements of Assets and Liabilities
March 31, 2007

	Large Cap		Tax-Exempt
	Growth	Income	Income
	Fund	Fund	Fund
Assets:
Investments, at value (Cost $30,026,932; $94,286,081; and $18,701,573, respectively)	$38,661,194	$93,586,598	$18,910,706
Interest and dividends receivable	42,822	1,035,107	200,934
Receivable for capital shares issued	4,442	8,174	4,000
Prepaid expenses and other assets	164	1,120	270
Receivables for securities sold	—	—	250,625

Total Assets	38,708,622	94,630,999	19,366,535

Liabilities:
Payable to custodian	—	—	268,685
Distributions payable	22,989	303,274	48,567
Payable for capital shares redeemed	3,093	6,002	74,770
Accrued expenses and other payables:
Investment adviser	17,888	20,186	1,623
Administration	1,012	2,460	496
Distribution	132	53	20
Accounting	45	240	32
Transfer agent	3,995	3,658	2,855
Trustee	21	—	178
Chief compliance officer	558	1,350	271
Other liabilities	16,636	38,781	8,001

Total Liabilities	66,369	376,004	405,498

Composition of Net Assets:
Capital	27,780,645	95,448,052	18,741,867
Undistributed net investment income	4,578	5	—
Accumulated net realized gains (losses) on investment transactions	2,222,768	(493,579)	10,037
Net unrealized appreciation (depreciation) on investment transactions	8,634,262	(699,483)	209,133

Net Assets	$38,642,253	$94,254,995	$18,961,037

Class A Shares:
Net assets	$600,785	$247,919	$91,087

Shares outstanding	52,671	25,548	9,329

Net Asset Value and Redemption Price per share	$11.41	$9.70	$9.76

Maximum Sales Load	4.75%	3.25%	3.25%

Maximum Offering Price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$11.98	$10.03	$10.09

Class I Shares:
Net assets	$38,041,468	$94,007,076	$18,869,950

Shares outstanding	3,301,975	9,686,508	1,932,157

Net Asset Value, Offering Price, and Redemption Price per share	$11.52	$9.70	$9.77

See notes to financial statements.

10

SIGNAL FUNDS
Statements of Operations
For the year ended March 31, 2007

	Large Cap		Tax-Exempt
	Growth	Income	Income
	Fund	Fund	Fund
Investment Income:
Interest	$5,423	$4,596,974	$808,139
Dividends	499,648 *	87,871	11,551

Total Investment Income	505,071	4,684,845	819,690

Expenses:
Investment adviser	288,979	476,148	98,745
Administration	73,208	180,937	37,523
Distribution (Class A)	1,690	672	329
Fund accounting	62,382	77,208	71,095
Custodian	6,296	13,250	5,490
Transfer agent	41,483	40,086	28,582
Trustee	3,129	11,146	2,465
Printing	8,297	18,102	3,829
Chief compliance officer	4,207	10,675	2,202
Other	26,411	70,089	10,570

Total expenses before fee reductions	516,082	898,313	260,830
Expenses contractually reduced by Investment Adviser	(77,062)	(238,074)	(78,996)

Net Expenses	439,020	660,239	181,834

Net Investment Income	66,051	4,024,606	637,856

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment transactions	3,316,663	(156,022)	48,500
Change in unrealized appreciation/depreciation on investments	(1,339,007)	1,487,809	34,677

Net realized/unrealized gains on investments	1,977,656	1,331,787	83,177

Change in net assets resulting from operations	$2,043,707	$5,356,393	$721,033

*	Net of withholding tax of $1,235
See notes to financial statements.

11

SIGNAL FUNDS
Statements of Changes in Net Assets

	Large Cap Growth Fund		Income Fund		Tax-Exempt Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Operations
Net investment income	$66,051	$35,062	$4,024,606	$3,979,572	$637,856	$746,370
Net realized gains (losses) on investment transactions	3,316,663	3,942,408	(156,022)	(232,518)	48,500	27,245
Change in unrealized appreciation/ depreciation from investment transactions	(1,339,007)	1,442,253	1,487,809	(1,672,828)	34,677	(327,308)

Change in net assets from operations	2,043,707	5,419,723	5,356,393	2,074,226	721,033	446,307

Distributions to Shareholders:
Class A:
From net investment income	(83)	(46)	(10,742)	(13,601)	(3,937)	(4,872)
From net realized gains on investments	(69,958)	(40,847)	—	—	(255)	(382)
Class B:
From net investment income	—	—	—	(269)	—	(307)
Class I:
From net investment income	(68,319)	(42,737)	(4,021,960)	(3,976,073)	(633,919)	(741,191)
From net realized gains on investments	(3,879,298)	(2,414,054)	—	—	(39,654)	(48,546)

Change in net assets from shareholder distributions	(4,017,658)	(2,497,684)	(4,032,702)	(3,989,943)	(677,765)	(795,298)

Change in net assets from capital share transactions	1,620,498	(3,013,200)	(5,196,659)	2,021,021	(2,575,830)	(59,906)

Change in net assets	(353,453)	(91,161)	(3,872,968)	105,304	(2,532,562)	(408,897)

Net Assets:
Beginning of year	38,995,706	39,086,867	98,127,963	98,022,659	21,493,599	21,902,496

End of year*	$38,642,253	$38,995,706	$94,254,995	$98,127,963	$18,961,037	$21,493,599

Capital Transactions:
Class A Shares
Proceeds from shares issued	$25,911	$291,268	$872	$102,698	$—	$38,148
Dividends reinvested	69,523	40,720	10,538	13,923	3,714	5,123
Cost of shares redeemed	(211,886)	(213,464)	(85,430)	(109,706)	(56,663)	(32,568)

Change in net assets from Class A capital transactions	$(116,452)	$118,524	$(74,020)	$6,915	$(52,949)	$10,703

Class B Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$—
Dividends reinvested	—	—	—	96	—	386
Cost of shares redeemed	—	(123,670)	—	(28,549)	—	(39,247)

Change in net assets from Class B capital transactions	$—	$(123,670)	$—	$(28,453)	$—	$(38,861)

Class I Shares
Proceeds from shares issued	$11,966,735	$13,486,131	$22,951,210	$24,607,646	$3,983,660	$5,944,177
Dividends reinvested	1,422,105	1,040,335	528,721	762,599	37,705	44,839
Cost of shares redeemed	(11,651,890)	(17,534,520)	(28,602,570)	(23,327,686)	(6,544,246)	(6,020,764)

Change in net assets from Class I capital transactions	$1,736,950	$(3,008,054)	$(5,122,639)	$2,042,559	$(2,522,881)	$(31,748)

Share Transactions:
Class A Shares
Issued	2,181	27,039	90	10,297	—	$3,741
Reinvested	6,269	3,445	1,096	1,427	380	518
Redeemed	(18,340)	(17,813)	(8,922)	(11,266)	(5,802)	(3,305)

Net change	(9,890)	12,671	(7,736)	458	(5,422)	954

Class B Shares
Issued	—	—	—	—	—	—
Reinvested	—	—	—	10	—	39
Redeemed	—	(12,869)	—	(2,792)	—	(3,851)

Net change	—	(12,869)	—	(2,782)	—	(3,812)

Class I Shares
Issued	1,019,233	1,158,732	2,382,983	2,521,979	407,561	599,454
Reinvested	126,950	87,364	55,096	78,175	3,846	4,561
Redeemed	(984,020)	(1,466,755)	(2,967,775)	(2,384,473)	(670,984)	(608,437)

Net change	162,163	(220,659)	(529,696)	215,681	(259,577)	(4,422)

*	Includes undistributed net investment income of $4,578, $0, $5, $8,101, $0 and $0, respectively.
See notes to financial statements.

12

SIGNAL FUNDS
Financial Highlights
For a Share Outstanding Throughout Each Period

		Change in Net Assets
		Resulting from Operations:			Less Dividends from:						Ratios/Supplementary Data:
												Ratio of
			Net Realized	Change in								Net		Ratio of Net		Ratio of
			and	Net Asset		Net					Net	Expenses		Investment		Expenses
	Net Asset	Net	Unrealized	Value		Realized	Total	Net Asset			Assets,	to		Income		to
	Value,	Investment	Gains	Resulting	Net	Gains	Dividends	Value,			End of	Average		(Loss) to		Average		Portfolio
	Beginning	Income	(Losses) on	from	Investment	(Losses) on	and	End of	Total		Period	Net		Average		Net		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return*		(000’s)	Assets		Net Assets		Assets**		(c)

Class A
Large Cap Growth Fund
Year Ended March 31, 2007	$12.08	$(0.01)	$0.61	$0.60	$— (e)	$(1.27)	$1.27	$11.41	5.31%		$601	1.39%		(0.09%)		1.59%		36.62%
Year Ended March 31, 2006	11.35	(0.07)	1.49	1.42	— (e)	(0.69)	(0.69)	12.08	12.65%		756	1.34%		(0.60%)		1.54%		36.43%
Year Ended March 31, 2005	11.29	(0.01)	1.00	0.99	—	(0.93)	(0.93)	11.35	8.74%		566	1.43%		(0.15%)		1.63%		39.77%
Year Ended March 31, 2004	9.05	(0.01)	2.58	2.57	— (e)	(0.33)	(0.33)	11.29	28.60%		466	1.44%		(0.16%)		1.64%		39.64%
Period Ended March 31, 2003 (d)	10.00	— (e)	(0.95)	(0.95)	— (e)	—	—	9.05	(9.40	%)(a)	224	1.45	%(b)	0.11	%(b)	1.67	%(b)	34.11	%(a)

Income Fund
Year Ended March 31, 2007	$9.57	$0.45	$0.06	$0.51	$(0.38)	$—	$(0.38)	$9.70	5.47%		$248	0.94%		3.99%		1.19%		24.03%
Year Ended March 31, 2006	9.77	0.37	(0.20)	0.17	(0.37)	—	(0.37)	9.57	1.76%		319	0.90%		3.81%		1.15%		24.47%
Year Ended March 31, 2005	10.19	0.35	(0.42)	(0.07)	(0.35)	—	(0.35)	9.77	(0.64%)		321	0.95%		3.56%		1.20%		14.91%
Year Ended March 31, 2004	10.21	0.34	(0.02)	0.32	(0.34)	— (e)	(0.34)	10.19	3.17%		263	0.98%		3.31%		1.23%		43.76%
Period Ended March 31, 2003 (d)	10.00	0.31	0.25	0.56	(0.31)	(0.04)	(0.35)	10.21	5.65	%(a)	218	1.07	%(b)	3.54	% (b)	1.32	%(b)	7.47	%(a)

Tax-Exempt Income Fund
Year Ended March 31, 2007	$9.74	$0.29	$0.04	$0.33	$(0.29)	$(0.02)	$(0.31)	$9.76	3.44%		$91	1.17%		3.00%		1.57%		26.17%
Year Ended March 31, 2006	9.89	0.31	(0.13)	0.18	(0.31)	(0.02)	(0.33)	9.74	1.82%		144	1.08%		3.11%		1.51%		11.64%
Year Ended March 31, 2005	10.22	0.32	(0.25)	0.07	(0.32)	(0.08)	(0.40)	9.89	0.73%		136	1.12%		3.21%		1.62%		18.11%
Year Ended March 31, 2004	10.18	0.33	0.08	0.41	(0.33)	(0.04)	(0.37)	10.22	4.14%		137	1.09%		3.25%		1.58%		9.11%
Period Ended March 31, 2003 (d)	10.00	0.27	0.21	0.48	(0.27)	(0.03)	(0.30)	10.18	4.85	%(a)	57	1.09	%(b)	3.36	%(b)	1.52	%(b)	8.54	%(a)

Class I

Large Cap Growth Fund
Year Ended March 31, 2007	$12.18	$0.02	$0.61	$0.63	$(0.02)	$(1.27)	$(1.29)	$11.52	5.52%		$38,041	1.14%		0.18%		1.34%		36.62%
Year Ended March 31, 2006	11.42	0.01	1.45	1.46	(0.01)	(0.69)	(0.70)	12.18	12.95%		38,240	1.08%		0.09%		1.28%		36.43%
Year Ended March 31, 2005	11.33	0.01	1.02	1.03	(0.01)	(0.93)	(0.94)	11.42	9.08%		38,377	1.18%		0.10%		1.38%		39.77%
Year Ended March 31, 2004	9.06	0.01	2.60	2.61	(0.01)	(0.33)	(0.34)	11.33	29.00%		33,600	1.19%		0.09%		1.39%		39.64%
Period Ended March 31, 2003 (d)	10.00	0.02	(0.94)	(0.92)	(0.02)	—	(0.02)	9.06	(9.20	%)(a)	31,260	1.21	%(b)	0.32	%(b)	1.43	%(b)	34.11	%(a)

Income Fund
Year Ended March 31, 2007	$9.57	$0.41	$0.13	$0.54	$(0.41)	$—	$(0.41)	$9.70	5.73%		$94,007	0.69%		4.23%		0.94%		24.03%
Year Ended March 31, 2006	9.77	0.40	(0.20)	0.20	(0.40)	—	(0.40)	9.57	2.01%		97,809	0.65%		4.06%		0.90%		24.47%
Year Ended March 31, 2005	10.19	0.38	(0.42)	(0.04)	(0.38)	—	(0.38)	9.77	(0.39%)		97,675	0.69%		3.82%		0.94%		14.91%
Year Ended March 31, 2004	10.21	0.36	(0.02)	0.34	(0.36)	— (e)	(0.36)	10.19	3.43%		61,481	0.73%		3.56%		0.98%		43.76%
Period Ended March 31, 2003 (d)	10.00	0.29	0.25	0.54	(0.29)	(0.04)	(0.33)	10.21	5.47	%(a)	59,724	0.82	%(b)	3.88	%(b)	1.07	%(b)	7.47	%(a)

Tax-Exempt Income Fund
Year Ended March 31, 2007	$9.74	$0.32	$0.05	$0.37	$(0.32)	$(0.02)	$(0.34)	$9.77	3.80%		$18,870	0.92%		3.23%		1.32%		26.17%
Year Ended March 31, 2006	9.89	0.33	(0.13)	0.20	(0.33)	(0.02)	(0.35)	9.74	2.07%		21,350	0.82%		3.36%		1.26%		11.64%
Year Ended March 31, 2005	10.22	0.35	(0.25)	0.10	(0.35)	(0.08)	(0.43)	9.89	0.98%		21,728	0.87%		3.46%		1.37%		18.11%
Year Ended March 31, 2004	10.18	0.36	0.08	0.44	(0.36)	(0.04)	(0.40)	10.22	4.41%		18,660	0.83%		3.52%		1.33%		9.11%
Period Ended March 31, 2003 (d)	10.00	0.26	0.21	0.47	(0.26)	(0.03)	(0.29)	10.18	4.75	%(a)	19,154	0.86	%(b)	3.58	%(b)	1.27	%(b)	8.54	%(a)

*	Excludes sales and redemption charges.

**	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Not annualized.

(b)	Annualized.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d)	For the period July 15, 2002 through March 31, 2003.

(e)	Amount is less than $0.005.
See notes to financial statements.

13

SIGNAL FUNDS
Notes to Financial Statements — March 31, 2007
1. Organization:
The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Signal Funds (individually a “Fund,” collectively the “Funds”):

Fund Legal Name	Short Name
Signal Large Cap Growth Fund	Large Cap Growth Fund
Signal Income Fund	Income Fund
Signal Tax-Exempt Income Fund	Tax-Exempt Income Fund
Financial statements for all other series of the Group are published separately.
The Funds are each authorized to issue Class A and Class I Shares. On August 1, 2005, net assets of the Class B Shares of the Funds were exchanged in a tax-free conversion for Class A Shares. The following is a summary of the shares converted and net assets converted.

	Shares Converted	Net Assets Converted
Large Cap Growth Fund	12,479	$150,626
Income Fund	2,527	24,754
Tax-Exempt Income Fund	3,741	37,129
Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term debt portfolio securities with a remaining maturity of 60 days or less and securities held in the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.
continued

14

SIGNAL FUNDS
Notes to Financial Statements — March 31, 2007
Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.
New Accounting Pronouncements:
On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet a more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Funds’ financial statements has not yet been determined.
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.
Repurchase Agreements:
The Funds may enter into repurchase agreements with banks or broker-dealers that Signal Capital Management, Inc., (the “Adviser”), a wholly owned subsidiary of Old National Trust Company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterpart defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Security Transactions and Related Income:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.
Expenses:
Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.
continued

15

SIGNAL FUNDS
Notes to Financial Statements — March 31, 2007
Dividends to Shareholders:
Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘’book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes:
Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.
3. Related Party Transactions:
Investment Adviser:

The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Name	Fee Rate*

Large Cap Growth Fund	0.75%
Income Fund	0.50%
Tax-Exempt Income Fund	0.50%

*	The Adviser contractually waived fees during the year. With these contractual fee waivers by the Adviser, net advisory fees for the Funds on an annual basis are 0.55% for the Large Cap Growth Fund, 0.25% for the Income Fund, 0.10% for the Tax-Exempt Income Fund.
Administration:
The Funds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.14% of the average daily net assets of the Funds. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except to the Chief Compliance Officer (the “CCO”). BISYS Ohio also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. For transfer agency services, BISYS Ohio receives a fee based on the number of shareholders of record and reimbursement of certain expenses. For fund accounting, BISYS Ohio receives a fee from each Fund for such services equal to an annual rate of three one-hundredths of one percent (.03%) of that Funds’ average daily net assets, subject to certain minimums.
Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $17,084 for the year ended March 31, 2007, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.
Pursuant to a Sub-Administration agreement, the Adviser provides certain administration services to the Funds. For their services, the Adviser is entitled to a fee payable by the Administrator of 0.05% for each Fund.
continued

16

SIGNAL FUNDS
Notes to Financial Statements – March 31, 2007
Distribution:
The Funds and BISYS Fund Services Limited Partnership (the “Distributor”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% of the average daily net asset value of Class A shares.
For the year ended March 31, 2007, the Distributor received $1,062 from commissions earned on sales of Class A shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.
There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge (“CDSC”) will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the year ended March 31, 2007.
4. Purchases and Sales of Securities:
Purchases and sales of investment securities, excluding short-term and U.S. government securities, for the year ended March 31, 2007, totaled:

	Purchases	Sales

Large Cap Growth Fund	$13,669,611	$13,750,144
Income Fund	21,944,963	23,856,473
Tax-Exempt Income Fund	5,027,911	7,515,869
5. Federal Income Tax Information:
At March 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Large Cap Growth Fund	$30,022,354	$9,109,678	$(470,838)	$8,638,840
Income Fund	94,286,081	383,320	(1,082,803)	(699,483)
Tax-Exempt Income Fund	18,701,573	274,042	(64,909)	209,133
The tax character of distributions paid during the fiscal year ended March 31, 2007 were as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Distributions	Paid[1]

Large Cap Growth Fund	$177,970	$3,816,699	$3,994,669	$—	$3,994,669
Income Fund	4,023,754	—	4,023,754	—	4,023,754
Tax-Exempt Income Fund	4,666	39,909	44,575	646,010	690,585
The tax character of distributions paid during the fiscal year ended March 31, 2006 were as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Distributions	Paid[1]

Large Cap Growth Fund	$58,614	$2,454,901	$2,513,515	$—	$2,513,515
Income Fund	4,028,378	—	4,028,378	—	4,028,378
Tax-Exempt Income Fund	6,909	48,928	55,837	743,148	798,985

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
continued

17

SIGNAL FUNDS
Notes to Financial Statements – March 31, 2007
As of March 31, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)[2]	(Deficit)

Large Cap Growth Fund	$—	$22,988	$2,222,768	$2,245,756	$(22,989)	$—	$8,638,840	$10,861,607
Income Fund	—	303,279	—	303,279	(303,274)	(493,579)	(699,483)	(1,193,057)
Tax-Exempt Income Fund	48,567	1,731	8,307	58,605	(48,567)	—	209,133	219,171

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: the return of capital adjustments from real estate investment trusts.
As of March 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

	Amount	Expires
Income Fund	$70,328	2012
	222,752	2014
	190,504	2015
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2008:

Post-October Loss
Income Fund	$9,995
6. Subsequent Event:
Pursuant to a plan of reorganization, the shareholders of the Funds approved a merger into the Goldman Sachs Trust. The reorganization occured on April 30, 2007.

18

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
The Signal Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Signal Funds (comprised of the Signal Large Cap Growth Fund, Signal Income Fund and Signal Tax-Exempt Fund) (collectively, the “Funds”) as of March 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the three years or periods in the period ended March 31, 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 20, 2005.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Signal Funds at March 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 24, 2007

19

SIGNAL FUNDS
Additional Information – March 31, 2007 (unaudited)
1. Other Federal Tax Information:
During the fiscal year ended March 31, 2007, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Large Cap Growth Fund	$3,816,699
Tax-Exempt Income Fund	39,909
For the fiscal year ended March 31, 2007, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Large Cap Growth Fund	100%
Income Fund	1%
For the fiscal year ended March 31, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

Qualified Divided Income
Large Cap Growth Fund	100%
Income Fund	1%
2. Expense Comparison:
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expense Paid	Expense Ratio
		Value	Value	During Period*	During Period
		10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Large Cap Growth Fund	Class A	$1,000.00	$1,075.30	$7.24	1.40%
	Class I	1,000.00	1,076.80	5.95	1.15%

Income Fund	Class A	1,000.00	1,024.00	4.95	0.98%
	Class I	1,000.00	1,025.30	3.69	0.73%

Tax-Exempt Income Fund	Class A	1,000.00	1,010.40	5.96	1.19%
	Class I	1,000.00	1,012.70	4.72	0.94%

20

SIGNAL FUNDS
Additional Information – March 31, 2007 (unaudited)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expense Paid	Expense Ratio
		Value	Value	During Period*	During Period
		10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Large Cap Growth Fund	Class A	$1,000.00	$1,017.95	$7.04	1.40%
	Class I	1,000.00	1,019.20	5.79	1.15%

Income Fund	Class A	1,000.00	1,020.04	4.94	0.98%
	Class I	1,000.00	1,021.29	3.68	0.73%

Tax-Exempt Income Fund	Class A	1,000.00	1,019.00	5.99	1.19%
	Class I	1,000.00	1,020.24	4.73	0.94%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

21

SIGNAL FUNDS
Additional Information – March 31, 2007 (unaudited)
Results of Special Meeting of Shareholders
A special meeting of the shareholders (the “Meeting”) of The Coventry Group (the “Group”) was held on April 27, 2007. The Funds are separate investment series of the Group. The Meeting was held to approve an Agreement and Plan of Reorganization, dated as of February 8, 2007 (the “Reorganization Agreement”), by and between Coventry Group and the Goldman Sachs Trust (“GST”), relating to the reorganization of each of the Signal Funds into a corresponding fund and share class (as listed below) of GST (each a “GST Fund” and, together, the “GST Funds”).
Proposal 1:

Signal Large Cap Growth Fund	Goldman Sachs Structured Large Cap Growth Fund
Class A Shares	Class A Shares
Class I Shares	Institutional Shares

		Number	% of	% of
Fund		of Shares	Outstanding Shares	Shares Present
Signal Large Cap Growth Fund	Affirmative	3,173,132	94.204%	100.000%
	Against	.000	.000%	.000%
	Abstain	.000	.000%	.000%
	Total	3,173,132	94.204%	100.000%
Proposal 2:

Signal Income Fund	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Class I Shares	Institutional Shares

		Number	% of	% of
Fund		of Shares	Outstanding Shares	Shares Present
Signal Income Fund	Affirmative	9,673,701	98.841%	100.000%
	Against	.000	.000%	.000%
	Abstain	.000	.000%	.000%
	Total	9,673,701	98.841%	100.000%
Proposal 3:

Signal Tax-Exempt Income Fund	Goldman Sachs Municipal Income Fund
Class A Shares	Class A Shares
Class I Shares	Institutional Shares

		Number	% of	% of
Fund		of Shares	Outstanding Shares	Shares Present
Signal Tax-Exempt Income Fund	Affirmative	1,910,248	99.153%	100.000%
	Against	.000	.000%	.000%
	Abstain	.000	.000%	.000%
	Total	1,910,248	99.153%	100.000%

22

SIGNAL FUNDS
Investment Advisory Contract Approval – March 31, 2007 (unaudited)
THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND SIGNAL CAPITAL MANAGEMENT, INC. (THE “ADVISER”)
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.
The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 14-15, 2007. Although the Board undertook the process of renewing the Investment Advisory Agreement, it noted: (1) the proposed reorganization transaction involving the Funds and certain series of the Goldman Sachs Trust, which was scheduled to be completed on or before April 27, 2007; and (2) the proposed liquidation of the Signal Money Market Fund, which was scheduled to be completed on or before February 28, 2007. The Board conducted its customary, albeit abbreviated, review process out of an abundance of caution in case the reorganization and or liquidation were delayed, thereby necessitating the provision of continuing investment advisory services beyond the current term of the Investment Advisory Agreement.
The Board directly with representatives of the Adviser via telephone and used materials submitted by the Adviser to review various factors with them concerning the proposed continuation of the Investment Advisory Agreement. The Board compared the advisory fees of each Fund to the advisory fees of its peers, finding that the advisory fees for each of the Funds were reasonable, and with the effect of contractual fee waivers, below the average fund advisory fee when compared to a Lipper-universe industry average for other funds of similar size and investment objective. While the advisory contract does not expressly provide fee break points, which would tend to enable the Funds to share in the economies of scale enjoyed by the Adviser, given the small size of the Funds and the presence of contractual fee waivers, on balance, the Funds enjoy a similar benefit. The Board found the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services to be reasonable. The Board also considered the services that the Adviser performs in its capacity as the sub-administrator for the Funds, and the benefits to the Funds and their shareholders that result from the Adviser providing these sub-administration services. The Board members took note of the fact that the sub-administration fees provide additional revenue to the Adviser but that the Adviser provides valuable and useful services for the fees paid. The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. The Board further reviewed the Adviser’s brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that although only two brokers were used, the execution and fees were reasonable and consistent with standard industry practice. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were within a range of reasonable fees when based on the relevant circumstances of the types of accounts involved. The Board also noted that Signal Capital Management does not intend to manage or engage a sub-adviser to manage the Signal Money Market Fund after its expected liquidation date of February 28, 2007.
In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement for each of the Funds, the Trustees did not identify any single factor. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, note the fact that the Adviser has waived a portion of its investment advisory fee with respect to each of the Funds since their inception in order to help reduce the operating expense ratio of each of the Funds and they took further notice of the Adviser’s undertaking to continue waiving a portion of its investment advisory fee for each of the Funds for the current fiscal year of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

23

SIGNAL FUNDS
Trustees and Officers – March 31, 2007 (unaudited)
Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-468-0347.

Name, Address		Term of Office**		Number of Funds
Age	Positions(s) Held	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
	with the Funds	Time Served	During Past Five Years	Overseen by Trustee	Held by Trustee

INTERESTED TRUSTEES*
Walter B. Grimm 3435 Stelzer Road Columbus, Ohio 43219 Age: 61	Trustee	Since 1996	Co-Owner, Leigh Investments, Inc. (Real Estate), 1/06 to present; Employee of BISYS Fund Services, 6/92 to 9/05	12	American Performance Funds; Legacy Funds Group; Performance Funds Trust

INDEPENDENT TRUSTEES

Maurice G. Stark 3435 Stelzer Road Columbus, Ohio 43219 Age: 71	Trustee	Since 1992	Consultant, (part-time) Battelle Memorial Institute, 1/95 to present.	12	The Coventry Fund Trust

Michael M. Van Buskirk 3435 Stelzer Road Columbus, Ohio 43219 Age: 60	Trustee	Since 1992	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association), 5/91 to present.	12	The Coventry Fund Trust

Diane Armstrong 3435 Stelzer Road Columbus, Ohio 43219 Age: 42	Trustee	Since 2004	Principal of King Dodson Armstrong Financial Advisors, Inc., 8/03 to present; Director of Financial Planning, Hamilton Capital Management, 4/00 to 8/03.	12	The Coventry Fund Trust

Dr. James Woodward 9201 University City Blvd. Road Charlotte, NC 28223 Age: 67	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte, 7/05 to present; Chancellor, University of North Carolina at Charlotte, 7/98 to 7/05.	12	The Coventry Fund Trust

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young 3435 Stelzer Road Columbus, Ohio 43219 Age: 42	President	Since 1999	Employee of BISYS Fund Services, 10/93 to present.

Linda A. Durkin 3435 Stelzer Road Columbus, Ohio 43219 Age: 46	Treasurer	Since 2006	Employee of BISYS Fund Services, 9/06 to present; employee of Investors Bank and Trust, 2/06 to 9/06; employee of RR Donnelley, 6/03 to 1/06; Vice President — Director of Fund Administration at Mercantile-Safe Deposit and Trust Co., 5/93 to 6/02.

Timothy Bresnahan 3435 Stelzer Road Columbus, Ohio 43219 Age: 38	Secretary	Since 2005	From February 2005 to present, Associate Counsel, BISYS Fund Services; from March 2004 to February 2005, Associate of the law firm of Greenberg Traurig; P.A. from October to March 2004, Legal Product Specialist, Deutsche Bank Asset Management, Inc.; from September, 2001 to February, 2003, Associate of the law firm Goodwin Procter, L.L.P.

Eric B. Phipps 3435 Stelzer Road Columbus, Ohio 43219 Age: 35	Chief Compliance Officer	Since 2006	Employee of BISYS Fund Services, 6/06 to present; employee of the United States Security and Exchange Commission, 10/04 to 5/06; employee for BISYS Fund Services as Director in Compliance Services, 12/95 to 10/04.

*	Mr. Grimm is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds’ distributor and administrator.

**	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

***	Curtis Barnes was elected Secretary on May 11, 2007 following the resignation of Timothy Bresnahan.

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27

Domestic Equity Fund
Annual Report
March 31, 2007

Table of Contents	Annual Report March 31, 2007

PathMaster Domestic Equity Fund
Letter to Shareholders	1
Schedule of Portfolio Investments	3
Financial Statements	4
Financial Highlights	6
Notes to Financial Statements	7

Report of Independent Registered Public Accounting Firm	10
Additional Information	11
Information about Trustees and Officers	14

PathMaster Domestic Equity Fund
Dear Investors,
I am very pleased to report that the Path Master Domestic Equity Fund completed its first full year on a very strong note.
Over the long run, two primary factors—profits and interest rates—drive stock prices. The following commentary outlines my view on these two important topics
During the past year, profits of U.S. companies continued to grow, but at a lower rate of change from previous years. There are a few factors that can explain this slowdown in the growth rate. First, profit margins of U.S. companies have reached very high levels and as a result incremental profit gains are more difficult to obtain. Moreover, companies have begun to reduce capital spending which could be signaling a reduction in future economic and profit growth.
In addition, while consumer spending remained strong, the outlook for consumer spending has become cloudier through the past 12 months. Factors contributing to the uncertain outlook include a rise in “sub-prime” mortgage delinquencies and a slowdown in housing prices. On the bright side, employment levels remain high and interest rates remain low.
From an interest rate perspective, rates continue to be near all-time lows (traditionally equities perform well when rates are low). The Federal Reserve has the difficult assignment of setting rates at a level that balances the desire for economic growth and low inflation. Inflation has become a primary concern as commodity and raw materials prices are at historically high levels and U.S . productivity increases are showing a slowdown.
For the period ended March 31, 2007, the Pathmaster Domestic Equity Fund outperformed the Fund’s benchmark, the Russell 3000® Index1. For the 12 month period, the Fund had a 11.35% (I Shares) total return versus the 11.28% total return for the index.
Over the past 12 months, the U.S. Stock market, as measured by the broad-based Russell 3000® Index (the Fund’s benchmark), gained 11.28%, driven by 17.13% increase in the Russell Midcap® Value Index1 and a 16.83% increase in the Russell 1000® Value Index1. Over this period, PathMaster slightly outperformed the index due to considerable exposure to the value style, especially large and mid cap value. It slowly increased exposure to large and mid cap growth by the end of the 12 months, anticipating a possible shift in the market to the less economically sensitive, earnings-driven growth stocks. Since inception, the Fund has outperformed its benchmark 13.15% (I Shares) to 12.71%. We continue to believe that even small changes in asset allocation can have a big impact on an investor’s returns, and are pleased with the results of our investment approach.
BROAD BASED MARKET COMPARISON1
12 Month Total Returns Ended March 31, 2007

		Russell	Russell Large
	Russell 2000®	Midcap®	Cap Growth®
	index	index	index

Value	10.38%	17.13%	16.83%
Growth	1.56%	6.90%	7.06%
The above past performance for the Russell indices is no indication of the future performance of either the PathMaster Domestic Equity Fund or the Russell indices. Current performance can be accessed by calling 888-494-8510 or going to the website, www.pathmasterfunds.com. The Russell Indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index.
I personally thank you for your investment in the PathMaster Domestic Equity Fund. If you have any questions or require additional information, please call 1-877-942-8434.
Sincerely,

Richard C. O’Hara, CFA
Portfolio Manager
Investment Concerns: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 1000® Index consists of the 1,000 largest companies in the Russell 3000 Index, representing 89% of total market capitalization of the Russell 3000. It is not possible to invest directly in in any index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

1

PathMaster Domestic Equity Fund
Domestic Equity Fund	March 31, 2007
Average Annual Return (unaudited)

	Inception Date	YTD	One Year	Since Inception

I Shares	12/2/2005	2.33%	11.35%	13.15%
A Shares (with max. load of 5.0%)	1/17/2006	-2.87%	5.60%	7.78%
C Shares (with max. Contingent Deferred Sales Charge of 1.0%)	1/17/2006	1.96%	10.17%	11.65%
Russell 3000® Index		1.28%	11.28%	12.71%

Gross Expense Ratio (Class I/A/C)			2.35% / 2.60% / 3.35%
Net Expense Ratio (Class I/A/C)			1.25% / 1.50% / 2.25%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-877-942-8434.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Investment performance reflects contractual fee waivers in effect from December 2, 2005, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
Growth of $10,000
This chart assumes an initial investment of $10,000 made on December 2, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 3000® Index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

2

PathMaster Domestic Equity Fund
Schedule of Portfolio Investments	March 31, 2007
Exchange Traded Mutual Funds (99.3%)

	Shares/Principal
	Amount ($)	Value ($)
iShares Russell 1000® Growth Index Fund	78,678	4,376,070
iShares Russell 1000® Value Index Fund	72,698	6,044,112
iShares Russell 2000® Value Index Fund	30,425	2,462,904
iShares Russell 3000® Index Fund	7,305	603,685
iShares Russell Midcap® Growth Index Fund	19,720	2,112,406
iShares Russell Midcap® Value Index Fund	40,381	6,184,754

Total Exchange Mutual Traded Funds (Cost $ 20,101,048)		21,783,931

Cash Equivalents (2.3%)

Brown Brothers Harriman Custodian Cash Sweep	512,178	512,178

Total Cash Equivalents (Cost $512,178)		512,178

Total Investments (Cost $20,613,226) — 101.6%		22,296,109
Liabilities in excess of other assets — (1.6)%		(361,271)

NET ASSETS — 100.0%		$21,934,838

Representation of Portfolio of investments (unaudited)
iShares Russell Midcap® Value Index Fund 27.73% iShares Russell 1000® Value Index Fund 27.11% iShares Russell 1000® Growth Index Fund 19.63% iShares Russell 2000® Value Index Fund 11.05% iShares Russell Midcap® Growth Index Fund 9.47% iShares Russell 3000® Index Fund 2.71% Brown Brothers Harriman Custodian Cash Sweep 2.30%
See Notes to Financial Statements

3

Financial Statements	PathMaster Domestic Equity Fund
Statement of Assets and Liabilities

March 31, 2007
Assets:
Investments, at value (cost $20,613,226)	$22,296,109
Interest and dividends receivable	127
Receivable for capital shares issued	15,362
Receivable from adviser	26,697
Prepaid expenses and other assets	19,051

Total Assets	22,357,346

Liabilities:
Distributions payable	10,790
Payable for investments purchased	301,782
Payable for capital shares redeemed	38,929
Accrued expenses and other payables:
Administration	727
Transfer agency	16,794
Custodian	2,515
Chief compliance officer	1,700
Trustee	17
Shareholder servicing	84
Distribution	1,337
Other	47,833

Total Liabilities	422,508

Net Assets	$21,934,838

Composition of net Assets:
Capital	$20,136,385
Accumulated net investment loss	(432)
Accumulated net realized gains from investment transactions	116,002
Net unrealized appreciation from investments	1,682,883

Net Assets	$21,934,838

Net Assets:
Class I Shares	$16,629,186
Class A Shares	4,713,133
Class C Shares	592,519

Total net Assets	$21,934,838

Shares outstanding ($0.01 par value, unlimited shares authorized):
Class I Shares	1,445,368
Class A Shares	410,146
Class C Shares	51,698
Net Asset Value, offering(a) and Redemption price per share:
Class I Shares	$11.51
Class A Shares	11.49
Class C Shares(b)	11.46
Maximum sales Charge:
Class A Shares	5.00%
Maximum offering Price Per share (net Asset Value/(100%-Maximum sales Charge):
Class A Shares	$12.09

(a)	Except for Class A

(b)	Redemption price per share varies by length of time shares are held.
Statement of Operations

For the year ended March 31, 2007
Investment income:
Interest	$12,463
Dividend	268,893

Total investment income	281,356

Expenses:
Investment Adviser	86,642
Accounting	51,735
Administration	46,542
Distribution (Class A Shares)	7,249
Distribution (Class C Shares)	3,054
Shareholder servicing (Class C Shares)	1,018
Custodian	15,779
Legal	43,078
Printing	31,557
Transfer agency	110,523
Chief compliance officer	20,133
Trustee	3,034
Offering	23,333
Other	47,963

Total expenses before fee reductions	491,640
Fees reduced by the Investment Adviser	(299,230)

Net Expenses	192,410

Net investment income	88,946

Net Realized/Unrealized Gains from investments:
Net realized gains from investment transactions	270,602
Change in unrealized appreciation/depreciation from investments	1,501,905

Net realized/unrealized gains from investments	1,772,507

Change in net assets resulting from operations	$1,861,453

See Notes to Financial Statements

4

Financial Statements	PathMaster Domestic Equity Fund
Statements of Changes in Net Assets

	For the year ended	For the period ended
	March 31, 2007	March 31, 2006 (a) (b)
Investment Activities Operations:
Net investment income	$88,946	$20,904
Net realized gains from investments	270,602	5,875
Net change in unrealized appreciation/ depreciation investments	1,501,905	180,978

Change in net assets resulting from operations	1,861,453	207,757

Distributions:
From net investment income:
Class I Shares	(91,265)	(19,406)
Class A Shares	(17,308)	(1,361)
Class C Shares	(99)	(137)
From net Realized Gains:
Class I Shares	(122,460)	—
Class A Shares	(34,217)	—
Class C Shares	(3,858)	—

Change in net assets from distributions	(269,207)	(20,904)

Capital Transactions:
Proceeds from shares issued:
Class I Shares	12,218,696	4,299,797
Class A Shares	3,403,785	1,082,105
Class C Shares	248,200	305,300
Dividends reinvested:
Class I Shares	87,022	17,702
Class A Shares	49,198	1,267
Class C Shares	3,801	130
Cost of shares redeemed:
Class I Shares	(1,400,431)	—
Class A Shares	(152,490)	—
Class C Shares	(8,343)	—

Change in net assets from capital share transactions	14,449,438	5,706,301

Change in net assets	16,041,684	5,893,154
Net Assets:
Beginning of period	5,893,154	—

End of period	$21,934,838	$5,893,154

Accumulated net investment income (loss)	$(432)	$402

Share Transactions:
Class I shares:
Issued	1,137,959	423,808
Reinvested	7,840	1,767
Redeemed	(126,006)	—

Change in Class I shares	1,019,793	425,575

Class A shares:
Issued	313,897	105,486
Reinvested	4,408	121
Redeemed	(13,766)	—

Change in Class A shares	304,539	105,607

Class C shares:
Issued	22,378	29,684
Reinvested	339	12
Redeemed	(715)	—

Change in Class C shares	22,002	29,696

(a)	Fund commenced operations on December 2, 2005.

(b)	Class A Shares and Class C Shares commenced operations on January 17, 2006.
See Notes to Financial Statements

5

Financial Statements	PathMaster Domestic Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
											Ratio of	Ratio of Net
								Net		Net	Net	Investment	Ratio of
	Net Asset	Net	Net Realized					Asset		Assets,	Expenses	Income (Loss)	Expenses to
	Value,	Investment	and Unrealized	Total From	Net	Net Realized		Value,	Total	End of	to Average	to Average	Average Net	Portfolio
	Beginning	Income	Gains on	Investment	Investment	Gains From	Total	End of	Return	Period	Net Assets	Net Assets	Assets	Turnover
	of Period	(Loss)	Investments	Activities	Income	Investments	Distributions	Period	(a)(e)	(000’s)	(f)(i)	(f)(i)	(b)(f)(i)	(c)(e)

Class I Shares
Year Ended March 31, 2007	$10.51	0.07	1.11	1.18	(0.08)	(0.10)	(0.18)	$11.51	11.35%	$16,629	1.25%	0.70%	3.31%	86.04%
Period Ended March 31, 2006 (d)	$10.00	0.05	0.51	0.58	(0.07)	—	(0.07)	$10.51	5.80%	$4,473	1.20%	1.88%	9.92%	19.89%

Class A Shares
Year Ended March 31, 2007	$10.49	0.05	1.11	1.16	(0.06)	(0.10)	(0.16)	$11.49	11.14%	$4,713	1.50%	0.44%	3.61%	86.04%
Period Ended March 31, 2006 (g)	$10.14	0.01	0.35	0.36	(0.01)	—	(0.01)	$10.49	3.59%	$1,108	1.50%	1.69%	19.01%	19.89%

Class C Shares
Year Ended March 31, 2007	$10.50	(0.05)	1.11	1.06	— (h)	(0.10)	(0.10)	$11.46	10.17%	$593	2.25%	(0.42)%	4.21%	86.04%
Period Ended March 31, 2006 (g)	$10.14	— (h)	0.36	0.36	— (h)	—	— (h)	$10.50	3.60%	$312	2.25%	0.99%	17.69%	19.89%

(a)	Total Return calculations do not include any sales or redemption charges.

(b)	During the period certain fees were reduced or reimbursed. If such reductions had not occurred, the ratio would have been as indicated.

(c)	Portfolio Turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(d)	Class I Shares commenced operations on December 2, 2005.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Class A Shares and Class C Shares commenced operations on January 17, 2006.

(h)	Less than $0.005 per share.

(i)	Does not include the effect of expenses of underlying funds.
See Notes to Financial Statements

6

Notes to Financial Statements	March 31, 2007
1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the Pathmaster Domestic Equity Fund (the “Domestic Equity Fund” or “Fund”).

Financial statements for all other series of the Group are published separately.

The Fund is authorized to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Fund offers three classes of shares: Class I Shares, Class A Shares, and Class C Shares. Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.

The Fund invests primarily in exchange-traded funds (“ETFs”) that track certain domestic equity market segments by size (i.e., small-cap, mid-cap and large-cap) and style (i.e., growth and value) that the Wayne Hummer Asset Management Company ( the “Adviser”) has determined offer the greatest potential for capital appreciation in a given market environment.

New Accounting Pronouncements:

On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund’s financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

Security Transactions and Related income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized or unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or appropriate basis.
Continued

7

Notes to Financial Statements	March 31, 2007
Expenses:

Expenses directly attributable to the Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Dividends from net realized gains, if any, are declared and distributed at least annually by the Fund.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Adviser and the Fund are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the annual percentage rate of 0.60% after the imposition of certain contractual fee waivers by the Adviser of its advisory fee.

The Adviser agrees to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund, ending August 1, 2007, to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividends and extraordinary expenses, to the amount of the “Maximum Operating Expense Limit” applicable to each class of shares as set forth across from the name of each respective class of the Fund per the schedule below:

Class of shares	Maximum Operating Expense Limit*

Class A Shares	1.50%
Class C Shares	2.25%
Class I Shares	1.25%

*	Expressed as a percentage of the Fund’s average daily net assets.
Administration, Fund Accounting and Transfer Agent:

BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group, with the exception of the Chief Compliance Officer. Under the Master Services Agreement with the Fund, BISYS Ohio is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Fund subject to annual minimums. The amounts charged to the Fund for the services provided by BISYS Ohio are reported within the Statement of Operations.

Under a Compliance Services Agreement between the Fund and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Fund’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Fund paid BISYS Ohio $20,133 for the year ended March 31, 2007, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.
Continued

8

Notes to Financial Statements	March 31, 2007
Distribution:

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Fund are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class C shares of the Fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Fund. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class C shares, respectively.

For the year ended March 31, 2007, the Distributor received $68,483 from commissions earned on sales of Class A shares and redemptions of Class C shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Fund.

4.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the year ended March 31, 2007, totaled:

Fund	Purchases	sales
Domestic Equity Fund	$26,543,300	$12,247,199
5.	Federal Tax Information:

At March 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Domestic Equity Fund	$20,618,588	$1,697,320	$(19,799)	$1,677,521
     The tax character of distributions paid during the period ended March 31, 2007 was as follows:

	Distributions paid from				Total
	Ordinary	Net Long Term	Total Taxable	Tax Return	Distributions
	Income	Capital Gains	Distributions	of Capital	Paid[1]
Domestic Equity Fund	$266,924	$—	$266,924	$—	$266,924
     The tax character of distributions paid during the period ended March 31, 2006 was as follows:

	Distributions paid from				Total
	Ordinary	Net Long Term	Total Taxable	Tax Return	Distributions
	Income	Capital Gains	Distributions	of Capital	Paid[1]
Domestic Equity Fund	$12,397	$—	$12,397	$—	$12,397
     As of March 31, 2007 the components of accumulated earnings/(deficit) on a tax basis was as follows:

Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distribution	Capital and	Appreciation	Earnings
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)[2]	(Deficit)
Domestic Equity Fund	$64,729	$78,461	$143,190	$(10,790)	$—	$1,677,521	$1,809,921

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

9

March 31, 2007
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
PathMaster Domestic Equity Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the PathMaster Domestic Equity Fund (the “Fund”) as of March 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PathMaster Domestic Equity Fund at March 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 24, 2007

10

Additional Information (unaudited)	March 31, 2007
Federal Tax Information:
For the fiscal year ended March 31, 2007, dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2007 Form 1099-Div.
Table of Shareholder Expenses:
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07
Domestic Equity Fund	Class I	$1,000.00	$1,095.90	$6.53	1.25%
	Class A	1,000.00	1,094.30	7.83	1.50%
	Class C	1,000.00	1,090.00	11.72	2.25%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07
Domestic Equity Fund	Class I	$1,000.00	$1,018.70	$6.29	1.25%
	Class A	1,000.00	1,017.45	7.54	1.50%
	Class C	1,000.00	1,013.71	11.30	2.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

11

Additional Information (unaudited)	March 31, 2007
Other Information:
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1-877-942-8434 and (ii) on the Securities and Exchange Commission’s web-site at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-942-8434, and on the Commission’s website at http://www.sec.gov.
Schedules of Portfolio Investments for the period ended December 31 is available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year of Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

12

Investment Adviser Contract Approval (unaudited)	March 31, 2007
The Annual Consideration By The Board Of Trustees Of The Continuation Of The Investment Advisory Agreement Between The Funds And Wayne Hummer Asset Management Investment Advisors, Inc. (The “Adviser”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Fund and its shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 14, 2007. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Fund’s expense ratio and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 15, 2007, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed with them the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Fund and the Adviser that it had received throughout the year in connection with its ongoing oversight of the Fund and its operations. The Board reviewed the Adviser’s investment philosophy, noting that the Fund is run as an actively managed portfolio with a passive base. That is, it invests only in six exchange traded funds that are rebalanced monthly. The Board gave careful consideration to the investment advisory services provided by the Adviser to the Fund and the level and quality of these services. The Board considered certain changes in the management team at the Adviser, including the departure of one of the Fund’s portfolio managers. The Board noted that the performance results achieved by the Adviser for the Fund were favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of the Fund. The Board took further note of the relationship between the Adviser and the Fund and the efforts that have been undertaken by the Adviser to foster the growth and development of the Fund since its inception.
Turning to the level of the advisory fees paid by the Fund, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board considered a comparison of the advisory fee and expense ratio of each share class of the Fund, both before and after expense waivers and/or reimbursements, with the average rate paid by comparable funds. The Board noted that the advisory fee paid by the Fund is below the industry average and the expense ratios for Class A and Class C shares, after waivers and/or reimbursements, are below the industry average. The expense ratio for Class I shares is above average, but within the range for similar funds.
The Board then reviewed the costs of the services to be provided and the profits to be realized by the Adviser. The Board reviewed financial information provided by the Adviser and noted that the Adviser and its affiliates are supporting the Fund by covering expenses above the caps imposed under an Expense Limitation Agreement. As a result, the Board noted that the relationship with the Fund currently is unprofitable to the Adviser.
Finally, addressing the issue of advisory fee breakpoints, the Board noted that because the Fund is relatively new and assets were not at the level to cover costs above the Expense Limitation Agreement, the Adviser is not prepared to proposed advisory fee breakpoints.
In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any single controlling factor. Rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, take notice of the overall favorable investment performance of the Fund and the fact that the Adviser has maintained an Expense Limitation Agreement with respect to the Fund since the inception, which the Board noted benefits shareholders in the Fund. The Trustees took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

13

Information about Trustees and Officers (unaudited)	March 31, 2007
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-877-942-8434.

		Term of Office**		Number of Funds
	Positions(s) Held	and Length of		in Fund Complex	Other Directorships
Name, Address and Age	with the Funds	Time Served	Principal Occupation(s) During Past Five Years	Overseen by Trustee	Held by Trustee

INTERESTED TRUSTEES*

Walter B. Grimm 3435 Stelzer Road Columbus, Ohio 43219 Age: 61	Trustee	Since 1996	Co-Owner, Leigh Investments, Inc. (Real Estate), 1/06 to present; Employee of BISYS Fund Services, 6/92 to 9/05	12	American Performance Funds; Legacy Funds Group; Performance Funds Trust

INDEPENDENT TRUSTEES

Maurice G. Stark 3435 Stelzer Road Columbus, Ohio 43219 Age: 71	Trustee	Since 1992	Consultant, (part-time) Battelle Memorial Institute, 1/95 to present.	12	The Coventry Funds Trust

Michael M. Van Buskirk 3435 Stelzer Road Columbus, Ohio 43219 Age: 60	Trustee	Since 1992	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association), 5/91 to present.	12	The Coventry Funds Trust

Diane Armstrong 3435 Stelzer Road Columbus, Ohio 43219 Age: 42	Trustee	Since 2004	Principal of King Dodson Armstrong Financial Advisors, Inc., 8/03 to present; Director of Financial Planning, Hamilton Capital Management, 4/00 to 8/03.	12	The Coventry Funds Trust

Dr. James Woodward 9201 University City Blvd. Road Charlotte, NC 28223 Age: 67	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte, 7/05 to present; Chancellor, University of North Carolina at Charlotte, 7/98 to 7/05.	12	The Coventry Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young 3435 Stelzer Road Columbus, Ohio 43219 Age: 42	President	Since 1999	Employee of BISYS Fund Services, 10/93 to present.

Linda A. Durkin 3435 Stelzer Road Columbus, Ohio 43219 Age: 46	Treasurer	Since 2006	Employee of BISYS Fund Services, 9/06 to present; employee of Investors Bank and Trust, 2/06 to 9/06; employee of RR Donnelley, 6/03 to 1/06; Vice President — Director of Fund Administration at Mercantile-Safe Deposit and Trust Co., 5/93 to 6/02.

Timothy Bresnahan*** 3435 Stelzer Road Columbus, Ohio 43219 Age: 38	Secretary	Since 2005.	From February 2005 to present, Associate Counsel, BISYS Fund Services; from March 2004 to February 2005, Associate of the law firm of Greenberg Traurig; P.A . from October to March 2004, Legal Product Specialist, Deutsche Bank Asset Management, Inc.; from September, 2001 to February, 2003, Associate of the law firm Goodwin Procter, L.L.P.

Eric B. Phipps 3435 Stelzer Road Columbus, Ohio 43219 Age: 35	Chief Compliance Officer	Since 2006.	Employee of BISYS Fund Services (6/06 to present); 10/04 to 5/06 employee of the United States Security and Exchange Commission; 12/95 to 11/04 employee for BISYS Fund Services as Director in Compliance Services.

*	Mr. Grimm is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds’ distributor and administrator.

**	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

***	Curtis Barnes was elected Secretary on May 11, 2007 following the resignation of Timothy Bresnahan.

14

PathMaster Domestic Equity Fund
Address & Phone number:
PathMaster Funds
P.O . Box 183085
Columbus, Ohio 43218-2094
Telephone: 1-877-942-8434
Investment Adviser
Wayne Hummer Asset Management Company
300 South Wacker Drive
Chicago, Illinois 60606
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Administrator and Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Distributor
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
Legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

Item 1. Reports to Stockholders.
Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Maurice Stark, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended March 31, 2007 Ernst & Young billed Audit Fees to 1st Source Monogram Funds, the Signal Funds and PathMaster Domestic Equity Fund of $30,495, $30,495 and $14,600 respectively, March 31, 2006, Ernst & Young billed Audit Fees to 1st Source Monogram Funds, the Signal Funds and PathMaster Domestic Equity Fund of $47,500, $38,000 and $14,500 respectively.
For the fiscal year ended March 31, 2007, Ernst & Young billed Audit Fees to the Boston Trust Funds $62,825. For the fiscal year ended March 31, 2006, Tait Weller Baker billed Audit Fees to the Boston Trust Funds of $42,000.
(b) Audit Related Fees
For the fiscal years ended March 31, 2007, Ernst & Young billed audit related fees to the 1st Source Monogram Funds and Signal Funds of $7,500 and $9,500 respectively. These fees relate to the preparation and review of the Funds’ N-14 filings. There were no fees for audit-related services for these Funds in fiscal year 2006.
There were no fees for audit-related services for Boston Trust Funds and PathMaster Domestic Equity Fund billed by Ernst & Young in fiscal year 2007 or 2006.
For the fiscal year ended March 31, 2006, Tait Weller Baker billed Audit Related Fees to the Boston Trust Funds of $9,700.
(c) Tax Fees
For the fiscal years ended, March 31, 2007 Ernst & Young billed Tax Fees to 1st Source Monogram Funds, the Signal Funds and PathMaster Domestic Equity Fund of $6,420, $6,420, $2,200 respectively, March 31, 2006, Ernst & Young billed Tax Fees to 1st Source Monogram Funds, the Signal Funds and PathMaster Domestic Equity Fund of $10,000, $8,000 and $2,200 respectively. These fees relate to tax compliance services.
For the fiscal year ended March 31, 2007, Ernst & Young billed Tax Fees to the Boston Trust Funds of $10,700. For the fiscal year ended March 31, 2006, Tait Weller Baker billed Tax Fees to the Boston Trust Funds of $10,500.
(d) All Other Fees
There were no fees for all other services to 1st Source monogram Funds, the Signal Funds, Boston Trust Funds and PathMaster Domestic Equity Fund not included above.
The audit committee reviews all matters involving The Coventry Groups independent accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee. All services provided to The Coventry Group by independent accountants are pre-approved by the audit committee.
(e) Not applicable.
(f) Not applicable.
(g) Not applicable.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Coventry Group

By (Signature and Title)*	/s/ R. Jeffrey Young, President R. Jeffrey Young, President

Date June 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young R. Jeffrey Young, President

Date June 8, 2007

By (Signature and Title)*	/s/ Linda A. Durkin Linda A. Durkin, Treasurer

Date June 8, 2007

*	Print the name and title of each signing officer under his or her signature.
Include a code of ethics or amendment to a code of ethics filed under Item 12(a) of Form N-CSR in a single
EDGAR exhibit named EX-99.CODE ETH.
All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all
Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to
Form N-CSR. [Don’t include this language in the filing.]